                                                                                          Execution Copy

                                RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                Depositor,

                                     RESIDENTIAL FUNDING CORPORATION,

                                             Master Servicer,

                                                   and

                                      U.S. BANK NATIONAL ASSOCIATION

                                                 Trustee

                                     POOLING AND SERVICING AGREEMENT

                                        Dated as of August 1, 2006

                       Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                             Series 2006-EMX7

                                                      TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer
                               and the Depositor................................................................47
         Section 2.04.         Representations and Warranties of Sellers........................................49
         Section 2.05.         Execution and Authentication of Certificates; Conveyance of

         Section 3.02.         Subservicing Agreements Between Master Servicer and

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................57
         Section 3.06.         Assumption or Termination of Subservicing Agreements by Trustee..................57
         Section 3.07.         Collection of Certain Mortgage Loan Payments; Deposits to
                               Custodial Account................................................................57
         Section 3.08.         Subservicing Accounts; Servicing Accounts........................................60
         Section 3.09.         Access to Certain Documentation and Information Regarding the

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies;
                               Exchange Act Reporting...........................................................79
         Section 4.04.         Distribution of Reports to the Trustee and the Depositor;

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer;
                               Assignment of Rights and Delegation of Duties by Master Servicer.................97
         Section 6.03.         Limitation on Liability of the Depositor, the Master Servicer

         Section 8.05.         Master Servicer to Pay Trustee's Fees and Expenses;

EXHIBIT H-1       FORM OF TRANSFER AFFIDAVIT AND AGREEMENT...................................................H-1-1

EXHIBIT H-2       FORM OF TRANSFEROR CERTIFICATE.............................................................H-2-1

EXHIBIT I         FORM OF INVESTOR REPRESENTATION LETTER.......................................................I-1

EXHIBIT J         FORM OF TRANSFEROR REPRESENTATION LETTER.....................................................J-1

EXHIBIT K         TEXT OF AMENDMENT TO POOLING AND SERVICING AGREEMENT PURSUANT TO

EXHIBIT T-1       FORM OF 10-K CERTIFICATION.................................................................T-1-1

EXHIBIT T-2       FORM OF BACK-UP CERTIFICATION..............................................................T-2-1

EXHIBIT U         INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                  RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS...............................................U-1

         This Pooling and Servicing  Agreement,  effective as of August 1, 2006, among  RESIDENTIAL  ASSET
SECURITIES  CORPORATION,  as the  depositor  (together  with its  permitted  successors  and assigns,  the
"Depositor"),  RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"),  and U.S. BANK NATIONAL ASSOCIATION,  a banking association organized under the laws of the United States, as trustee (together with its permitted  successors and assigns,  the
"Trustee").

                                          PRELIMINARY STATEMENT:

         The Depositor  intends to sell mortgage  asset-backed  pass-through  certificates  (collectively, the "Certificates"),  to be issued hereunder in fifteen Classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                 REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting  of the Mortgage  Loans and certain  other  related  assets  (exclusive of the Yield
Maintenance  Agreement)  subject  to this  Agreement  as a real  estate  mortgage  investment  conduit  (a
"REMIC")  for federal  income tax  purposes,  and such  segregated  pool of assets will be  designated  as
"REMIC I."  Component I of the Class R Certificates will represent the sole Class of "residual  interests"
in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law. The following table  irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC I
Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in
REMIC I (the "REMIC I Regular  Interests").  The "latest possible  maturity date"  (determined  solely for
purposes  of  satisfying  Treasury  regulation   Section 1.860G-1(a)(4)(iii))  for  each  REMIC I  Regular
Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

                       Uncertificated REMIC I         Initial Uncertificated REMIC I            Latest Possible
   Designation           Pass-Through Rate                 Principal Balance                    Maturity Date
__________________________________________________________________________________________________________________
       LT-1                 Variable(1)               $          519,913,500.29                 August 25, 2036
       LT-2                 Variable(1)               $               17,394.27                 August 25, 2036
       LT-3                    0.00%                  $               34,605.74                 August 25, 2036
       LT-4                 Variable(1)               $               34,605.74                 August 25, 2036
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                 REMIC II

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the REMIC I  Regular  Interests as a REMIC for federal  income tax purposes,  and such  segregated  pool of assets will be designated as REMIC II.  Component II of the Class R Certificates
will  represent the sole Class of  "residual  interests" in REMIC II for purposes of the REMIC  Provisions under federal income tax law. The following table  irrevocably  sets forth the  designation,  Pass-Through
Rate,  aggregate  Initial  Certificate  Principal  Balance,  certain  features,  month of Final  Scheduled
Distribution  Date  and  initial  ratings  for  each  Class of   Certificates   comprising  the  interests
representing  "regular  interests" in REMIC II.  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of REMIC II
Regular Interests shall be the Maturity Date.

                                                     Aggregate Initial                                     Month of
                                                   Certificate Principal                               Final Scheduled
  Designation         Type      Pass-Through Rate         Balance                  Features           Distribution Date
_________________________________________________________________________________________________________________________
                                                                                                                            S&P      Moody's
                                                                                                                           ___________________
   Class A-1       Regular(1)   Adjustable(2)(3)    $   201,532,000.00      Senior/Adjustable Rate         May 2030         AAA        Aaa
   Class A-2       Regular(1)   Adjustable(2)(3)    $    78,639,000.00      Senior/Adjustable Rate      February 2035       AAA        Aaa
   Class A-3       Regular(1)   Adjustable(2)(3)    $    81,129,000.00      Senior/Adjustable Rate        June 2036         AAA        Aaa
   Class A-4       Regular(1)   Adjustable(2)(3)    $    30,000,000.00      Senior/Adjustable Rate       August 2036        AAA        Aaa
   Class M-1       Regular(1)   Adjustable(2)(3)    $    23,140,000.00     Mezzanine/Adjustable Rate     August 2036        AA+        Aa1
   Class M-2       Regular(1)   Adjustable(2)(3)    $    22,620,000.00     Mezzanine/Adjustable Rate     August 2036        AA         Aa2
   Class M-3       Regular(1)   Adjustable(2)(3)    $    11,180,000.00     Mezzanine/Adjustable Rate     August 2036        AA-        Aa3
   Class M-4       Regular(1)   Adjustable(2)(3)    $    10,400,000.00     Mezzanine/Adjustable Rate     August 2036        A+         A1
   Class M-5       Regular(1)   Adjustable(2)(3)    $     9,620,000.00     Mezzanine/Adjustable Rate     August 2036         A         A2
   Class M-6       Regular(1)   Adjustable(2)(3)    $     6,500,000.00     Mezzanine/Adjustable Rate     August 2036        A-         A3
   Class M-7       Regular(1)   Adjustable(2)(3)    $     7,280,000.00     Mezzanine/Adjustable Rate     August 2036       BBB+       Baa1
   Class M-8       Regular(1)   Adjustable(2)(3)    $     5,720,000.00     Mezzanine/Adjustable Rate     August 2036        BBB       Baa2
   Class M-9       Regular(1)   Adjustable(2)(3)    $     7,540,000.00     Mezzanine/Adjustable Rate     August 2036       BBB-       Baa2
    Class SB      Regular (4)          (4)          $    24,700,106.05            Subordinate                N/A            N/A        N/A
_______________

(1)  The Class A  Certificates  and Class M  Certificates  will  represent  ownership of REMIC II  Regular
     Interests  together with certain rights to payments to be made from amounts  received under the Yield
     Maintenance  Agreement which will be deemed made for federal income tax purposes  outside of REMIC II by the holder of the Class SB Certificates as the owner of the Yield Maintenance Agreement.
(2)  The  REMIC II  Regular  Interests  ownership  of which is  represented  by the  Class A  and  Class M
     Certificates,  will  accrue  interest at a per annum rate equal to the lesser of  (i) LIBOR  plus the applicable  Margin and  (ii) the  Net WAC Cap Rate and the  provisions  for the payment of Basis Risk
     Shortfalls  herein,  which  payments  will not be part of the  entitlement  of the  REMIC II  Regular
     Interests related to such Certificates.
(3)  The  Class A  Certificates  and  Class M  Certificates  will also  entitle  their  holders to certain payments  from the Holder of the Class SB  Certificates  from  amounts to which the related  REMIC II
     Regular  Interest  is entitled  and from  amounts  received  under the Yield  Maintenance  Agreement, which will not be a part of their ownership of the REMIC II Regular Interests.
(4)  The  Class SB   Certificates  will  accrue  interest  as  described  in  the  definition  of  Accrued
     Certificate  Interest.  The  Class SB  Certificates  will not accrue  interest  on their  Certificate
     Principal  Balance.  The Class SB  Certificates  will  represent  ownership  of two REMIC II  Regular
     Interests,  a principal  only regular  interest  designated  REMIC II Regular  Interest  SB-PO and an interest only regular interest  designated  REMIC II Regular  Interest SB-IO,  which will be entitled to  distributions  as set forth  herein.  The rights of the Holder of the  Class SB  Certificates  to payments from the Yield  Maintenance  Agreement  shall be outside and apart from its rights under the
     REMIC II Regular Interests SB-IO and SB-PO.

         In consideration of the mutual agreements herein  contained,  the Depositor,  the Master Servicer and the Trustee agree as follows:

                                                ARTICLE I

                                               DEFINITIONS

         Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context  otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each Distribution Date and each Class of Class A
Certificates  and Class M  Certificates,  interest  accrued during the related  Interest Accrual Period on
the  Certificate   Principal  Balance  thereof   immediately  prior  to  such  Distribution  Date  at  the
Pass-Through Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each  Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls  on the related  Mortgage  Loans during the prior  calendar month to the extent not  covered by  Compensating  Interest  pursuant to  Section 3.16,  and by Relief Act
Shortfalls  on the  related  Mortgage  Loans  during the  related Due  Period.  All such  reductions  with respect to the related  Mortgage  Loans will be allocated  among the  Certificates  on a pro-rata basis in proportion  to  the  amount  of  Accrued  Certificate  Interest  payable  on  such  Certificates  on  such
Distribution Date absent such reductions.

         Accrued  Certificate  Interest for any Distribution Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         With respect to each  Distribution  Date and the Class SB  Certificates,  interest accrued during the preceding  Interest  Accrual Period at the  Pass-Through  Rate on the Notional  Amount as specified in the  definition  of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced  by any interest  shortfalls with respect to the Mortgage Loans,  including  Prepayment Interest Shortfalls to the extent not covered by  Compensating  Interest  pursuant to Section 3.16 or by Excess Cash Flow pursuant to
Section 4.02(c)(v)  and (vi). Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the
Mortgage Rate borne by the related  Mortgage  Note,  less the rate at which the related  Subservicing  Fee accrues.

         Adjustment  Date:  With respect to each  adjustable-rate  Mortgage  Loan,  each date set forth in the related  Mortgage  Note on which an  adjustment  to the interest  rate on such  Mortgage  Loan becomes effective.

         Advance:  With respect to any Mortgage  Loan, any advance made by the Master  Servicer,  pursuant to Section 4.04.

         Affiliate:  With respect to any Person,  any other  Person  controlling,  controlled  by or under common  control with such first  Person.  For purposes of this  definition,  "control"  means the power to direct the management and policies of such Person,  directly or indirectly,  whether through the ownership of voting  securities,  by  contract or  otherwise;  and the terms  "controlling"  and  "controlled"  have meanings correlative to the foregoing.

         Agreement:  This  Pooling and  Servicing  Agreement  and all  amendments  hereof and  supplements hereto.

         Amount Held for Future  Distribution:  With respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account at the close of business on the  preceding  Determination  Date on account of (i) Liquidation Proceeds,  Subsequent Recoveries,  Insurance Proceeds, REO Proceeds,  Principal
Prepayments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan
substitutions  made pursuant to  Section 2.03  or 2.04 received or made in the month of such  Distribution
Date (other than such Liquidation Proceeds,  Subsequent  Recoveries,  Insurance Proceeds, REO Proceeds and
purchases of Mortgage  Loans that the Master  Servicer has deemed to have been  received in the  preceding month in accordance  with  Section 3.07(b))  and (ii) payments which  represent early receipt of scheduled payments of principal  and interest due on a date or dates  subsequent  to the Due Date in the related Due
Period.

         Appraised Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property  based upon the appraisal  made at the time of the  origination of the related
Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a  Mortgaged  Property  securing a  refinanced  or  modified  Mortgage  Loan as to which it is either the appraised  value based upon the  appraisal  made at the time of  origination  of the loan which was  refinanced or modified or the appraised  value  determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An  assignment  of the Mortgage,  notice of transfer or  equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged Property is located  to  reflect  of  record  the  sale  of the  Mortgage  Loan to the  Trustee  for  the  benefit  of
Certificateholders,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket  assignments  covering  Mortgages secured by Mortgaged  Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between
Residential  Funding and the  Depositor  relating to the transfer and  assignment  of the Mortgage  Loans, attached hereto as Exhibit R.

         Available  Distribution  Amount:  With respect to any  Distribution  Date, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries, and  amounts  deposited  in the  Custodial  Account  in  connection  with the  substitution  of  Qualified
Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate
Account  Deposit Date with respect to the Mortgage  Loans,  (iii) any amount  deposited in the Certificate
Account  on  the  related   Certificate   Account  Deposit  Date  pursuant  to  the  second  paragraph  of
Section 3.12(a)  in respect  of the  Mortgage  Loans,  (iv) any amount  that the  Master  Servicer  is not permitted to withdraw from the Custodial  Account pursuant to  Section 3.16(e)  in respect of the Mortgage
Loans,  and (v) any amount  deposited  in the  Certificate  Account  pursuant to  Section 4.07  or 9.01 in respect of the  Mortgage  Loans,  reduced by (b) the sum as of the close of  business  on the  immediately preceding  Determination Date of (x) the Amount Held for Future  Distribution with respect to the Mortgage
Loans,  and (y) amounts  permitted to be withdrawn by the Master  Servicer from the  Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk  Shortfalls:  With  respect to each  Class of  the Class A  Certificates  and  Class M
Certificates,  and any Distribution  Date, the sum of (a) with respect to any  Distribution  Date on which the Net WAC Cap Rate is used to  determine  the  Pass-Through  Rate of such Class,  an amount equal to the excess of (x) Accrued  Certificate  Interest for such  Class calculated at a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date  (which  shall not exceed  14.000% per annum),  over
(y) Accrued  Certificate Interest for such Class calculated using the Net WAC Cap Rate, (b) any Basis Risk
Shortfalls  for  such   Class calculated   pursuant  to  clause (a)  above  remaining  unpaid  from  prior
Distribution  Dates,  and (c) one  month's  interest on the amount in  clause (b)  (based on the number of days in the  preceding  Interest  Accrual  Period) at a per annum  rate  equal to LIBOR  plus the  related
Margin for such Distribution Date (which shall not exceed 14.000% per annum).

         Book-Entry  Certificate:  Any  Certificate  registered  in  the  name  of the  Depository  or its nominee.

         Business  Day:  Any day other  than (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions  in the State of  California,  the State of Minnesota,  the State of Texas,  the State of New
York or the State of  Illinois  (and such  other  state or states in which the  Custodial  Account  or the
Certificate  Account are at the time located) are required or  authorized by law or executive  order to be closed.

         Capitalization  Reimbursement  Amount:  With  respect  to any  Distribution  Date,  the amount of
Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans
during the prior calendar  month and reimbursed to the Master  Servicer or Subservicer on or prior to such
Distribution Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO  Acquisition  occurred,  a  determination  by the Master  Servicer  that it has  received all
Insurance Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A  Certificate,  Class M  Certificate,  Class SB  Certificate  or Class R
Certificate.

         Certificate  Account:  The account or accounts  created and maintained  pursuant to Section 4.01, which shall be entitled "U.S. Bank National  Association,  as trustee, in trust for the registered holders
of  Residential   Asset   Securities   Corporation,   Home  Equity  Mortgage   Asset-Backed   Pass-Through
Certificates,   Series   2006-EMX7"   and  which   account   shall  be  held  for  the   benefit   of  the
Certificateholders and which must be an Eligible Account.

         Certificate  Account  Deposit  Date:  With  respect to any  Distribution  Date,  the Business Day prior thereto.

         Certificateholder  or  Holder:  The  Person in whose  name a  Certificate  is  registered  in the
Certificate  Register,  except that neither a  Disqualified  Organization  nor a Non-United  States Person
shall be a holder of a Class R  Certificate for any purpose  hereof.  Solely for the purpose of giving any consent or  direction  pursuant to this  Agreement,  any  Certificate,  other than a Class R  Certificate, registered in the name of the Depositor,  the Master Servicer or any Subservicer or any Affiliate  thereof shall be deemed not to be  outstanding  and the  Percentage  Interest or Voting Rights  evidenced  thereby shall not be taken into account in  determining  whether the requisite  amount of Percentage  Interests or
Voting  Rights  necessary  to effect any such  consent or  direction  has been  obtained.  All  references herein to "Holders" or  "Certificateholders"  shall reflect the rights of  Certificate  Owners as they may indirectly  exercise such rights through the  Depository  and  participating  members  thereof,  except as otherwise  specified  herein;  provided,  however,  that the Trustee  shall be required to  recognize as a
"Holder"  or  "Certificateholder"  only the  Person  in whose  name a  Certificate  is  registered  in the
Certificate Register.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected  on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as  agent,  if any,  and  otherwise  on the  books of a  Depository
Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With respect to any Class A Certificate or Class M Certificate, on any date of  determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such
Certificate  as  specified  on the face  thereof,  minus (ii) the sum of (x) the  aggregate of all amounts previously  distributed with respect to such  Certificate (or any predecessor  Certificate) and applied to reduce the  Certificate  Principal  Balance  thereof  pursuant to Section 4.02(c) and (y) the aggregate of all  reductions in  Certificate  Principal  Balance  deemed to have  occurred in connection  with Realized
Losses which were previously  allocated to such Certificate (or any predecessor  Certificate)  pursuant to
Section 4.05; provided,  that with respect to any Distribution Date, the Certificate  Principal Balance of
any  outstanding  Class of Class A  Certificates  and Class M  Certificates  (with  respect to the Class A
Certificates,  on a pro rata basis based on the amount of Realized Loss previously  allocated  thereto and remaining  unreimbursed) to which a Realized Loss was previously  allocated and remains  unreimbursed will be increased,  to the extent of Realized Losses previously  allocated thereto and remaining  unreimbursed, but only to the extent of  Subsequent  Recoveries  received  during the  preceding  calendar  month.  With respect to any Class SB  Certificate,  on any date of  determination,  an amount  equal to the  Percentage
Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess, if any, of (A)
the  then  aggregate  Stated  Principal  Balance  of  the  Mortgage  Loans  over  (B) the  then  aggregate
Certificate  Principal  Balance of the Class A  Certificates and Class M  Certificates  then  outstanding, which represents the sum of (i) the Initial  Principal  Balance of the REMIC II Regular Interest SB-PO, as
reduced by Realized  Losses  allocated  thereto and  payments  deemed made  thereon,  and (ii) accrued and unpaid  interest  on the REMIC II  Regular  Interest  SB-IO,  as  reduced  by  Realized  Losses  allocated thereto.  The Class R Certificates will not have a Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The  register  maintained  and the  registrar appointed pursuant to Section 5.02.

         Class:  Collectively,  all of the  Certificates  or  uncertificated  interests  bearing  the same designation.
         Class A  Certificates:   Collectively,   the  Class A-1  Certificates,   Class A-2  Certificates,
Class A-3 Certificates and Class A-4 Certificates.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (a) prior to the
Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect  for that  Distribution
Date, the Principal  Distribution  Amount for that  Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the Principal Distribution Amount for that Distribution Date; and

         (ii) the  excess,  if any,  of (A) the  aggregate  Certificate  Principal  Balance of the Class A
              Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the product  of (1)  the  applicable  Subordination  Percentage  and (2)  the  aggregate  Stated
              Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
              Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
              Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any  one of the  Class A-1  Certificates  executed  by the  Trustee  and authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit A,  senior
to  the  Class M   Certificates,   Class  SB  Certificates  and  Class R   Certificates  with  respect  to
distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class A-1 Margin:  0.060% per annum.

         Class A-2  Certificate:  Any  one of the  Class A-2  Certificates  executed  by the  Trustee  and authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit A,  senior
to  the  Class M   Certificates,   Class SB   Certificates  and  Class R   Certificates  with  respect  to
distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class A-2 Margin:  0.110% per annum.

         Class A-3  Certificate:  Any  one of the  Class A-3  Certificates  executed  by the  Trustee  and authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit A,  senior
to  the  Class M   Certificates,   Class   SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Class A-3  Margin:  Initially,  0.150% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.300% per annum.

         Class A-4  Certificate:  Any  one of the  Class A-4  Certificates  executed  by the  Trustee  and authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit A,  senior
to  the  Class M   Certificates,   Class   SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Class A-4  Margin:  Initially,  0.240% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.480% per annum.

         Class M  Certificates:   Collectively,   the  Class M-1  Certificates,   Class M-2  Certificates,
Class M-3 Certificates,  Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7
Certificates, Class M-8 Certificates and Class M-9 Certificates.

         Class M-1  Certificate:  Any  one of the  Class M-1  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an  interest  designated  as a "regular  interest"  in REMIC II  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-1  Margin:  Initially,  0.290% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.435% per annum.

         Class M-1  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
                  distribution of the Class A Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the  Class A  Certificates  (after  taking  into  account  the payment of the Class A
                  Principal  Distribution  Amount  for that  Distribution  Date)  and (2) the  Certificate
                  Principal Balance of the Class M-1  Certificates  immediately prior to that Distribution
                  Date  over  (B) the  lesser  of (x) the  product  of (1)  the  applicable  Subordination
                  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving  effect  to  distributions  to be  made  on that  Distribution  Date  and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving  effect  to  distributions  to be  made  on  that  Distribution  Date,  over  the
                  Overcollateralization Floor.

         Class M-2  Certificate:  Any  one of the  Class M-2  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-2  Margin:  Initially,  0.310% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.465% per annum.

         Class M-2  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A Principal  Distribution Amount and the Class M-1 Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the  Class A  Principal  Distribution  Amount and the  Class M-1  Principal  Distribution
              Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A  Certificates and Class M-1  Certificates (after taking into account the payment of the  Class A  Principal  Distribution  Amount and the  Class M-1  Principal  Distribution
              Amount  for  that  Distribution  Date)  and (2) the  Certificate  Principal  Balance  of the
              Class M-2  Certificates  immediately  prior to that Distribution Date over (B) the lesser of
              (x) the  product  of (1) the  applicable  Subordination  Percentage  and  (2) the  aggregate
              Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made  on that  Distribution  Date  and (y) the  excess,  if  any,  of the  aggregate  Stated
              Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any  one of the  Class M-3  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-3  Margin:  Initially,  0.330% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.495% per annum.

         Class M-3  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount and the Class M-2
Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount
              and the Class M-2 Principal Distribution Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A Certificates,  Class M-1  Certificates and Class M-2  Certificates (after taking into  account  the payment of the  Class A  Principal  Distribution  Amount,  the  Class M-1
              Principal  Distribution  Amount and the  Class M-2  Principal  Distribution  Amount for that
              Distribution Date) and (2) the Certificate  Principal Balance of the Class M-3  Certificates
              immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1)
              the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution
              Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
              Loans after giving effect to  distributions to be made on that  Distribution  Date, over the
              Overcollateralization Floor.

         Class M-4  Certificate:  Any  one of the  Class M-4  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-4  Margin:  Initially,  0.380% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.570% per annum.

         Class M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
Principal  Distribution  Amount and the  Class M-3  Principal  Distribution  Amount or (b) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount,
              the  Class M-2  Principal  Distribution  Amount  and the  Class M-3  Principal  Distribution
              Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates  and Class M-3
              Certificates  (after taking into account the payment of the Class A  Principal  Distribution
              Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution
              Amount and the  Class M-3  Principal  Distribution  Amount for that  Distribution  Date) and
              (2) the  Certificate  Principal Balance of the Class M-4  Certificates  immediately prior to that  Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
              Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage
              Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date  and
              (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
              Overcollateralization Floor.

         Class M-5  Certificate:  Any  one of the  Class M-5  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-5  Margin:  Initially,  0.420% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.630% per annum.

         Class M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
Principal  Distribution  Amount, the Class M-3  Principal  Distribution Amount and the Class M-4 Principal
Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that
Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount,
              the Class M-2 Principal  Distribution  Amount, the Class M-3  Principal  Distribution Amount
              and the Class M-4 Principal Distribution Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of
              the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3
              Certificates  and  Class M-4  Certificates  (after  taking  into  account the payment of the
              Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount, the
              Class M-2 Principal  Distribution  Amount, the Class M-3  Principal  Distribution Amount and
              the  Class M-4  Principal  Distribution  Amount  for  that  Distribution  Date)  and (2) the
              Certificate  Principal  Balance  of the  Class M-5  Certificates  immediately  prior to that
              Distribution   Date  over  (B)  the  lesser  of  (x)  the  product  of  (1)  the  applicable
              Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage
              Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date  and
              (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
              Overcollateralization Floor.

         Class M-6  Certificate:  Any  one of the  Class M-6  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-6  Margin:  Initially,  0.480% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 0.720% per annum.

         Class M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal
Distribution Amount and the Class M-5  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (iii)the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount,
              the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount,
              the  Class M-4  Principal  Distribution  Amount  and the  Class M-5  Principal  Distribution
              Amount; and

         (iv) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of
              the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3
              Certificates,  Class M-4  Certificates and Class M-5 Certificates (after taking into account
              the  payment  of  the  Class A  Principal   Distribution  Amount,  the  Class M-1  Principal
              Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal
              Distribution  Amount,  the  Class M-4  Principal   Distribution  Amount  and  the  Class M-5
              Principal   Distribution  Amount  for  that  Distribution  Date)  and  (2)  the  Certificate
              Principal  Balance of the  Class M-6  Certificates  immediately  prior to that  Distribution
              Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the
              aggregate  Stated   Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any  one of the  Class M-7  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-7  Margin:  Initially,  0.900% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 1.350% per annum.

         Class M-7  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal
Distribution   Amount,  the  Class M-5   Principal   Distribution   Amount  and  the  Class M-6  Principal
Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that
Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution
         Amount,  the  Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution
         Amount,  the  Class M-4  Principal  Distribution  Amount,  the Class M-5  Principal  Distribution
         Amount and the Class M-6 Principal Distribution Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of
              the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3
              Certificates,  Class M-4  Certificates,  Class M-5  Certificates and Class M-6  Certificates
              (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the
              Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount, the
              Class M-3 Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount, the
              Class M-5  Principal  Distribution  Amount and the Class M-6  Principal  Distribution Amount
              for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the  Class M-7
              Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the product  of (1)  the  applicable  Subordination  Percentage  and (2)  the  aggregate  Stated
              Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
              Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
              Distribution Date, over the Overcollateralization Floor.

         Class M-8  Certificate:  Any  one of the  Class M-8  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-8  Margin:  Initially,  1.000% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 1.500% per annum.

         Class M-8  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal
Distribution  Amount, the Class M-5 Principal  Distribution  Amount, the Class M-6 Principal  Distribution
Amount and the Class M-7  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount,
              the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount,
              the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution Amount,
              the  Class M-6  Principal  Distribution  Amount  and the  Class M-7  Principal  Distribution
              Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of
              the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3
              Certificates,  Class M-4 Certificates,  Class M-5  Certificates,  Class M-6 Certificates and
              Class M-7  Certificates  (after  taking into  account  the payment of the Class A  Principal
              Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal
              Distribution  Amount, the Class M-3 Principal  Distribution  Amount, the Class M-4 Principal
              Distribution  Amount, the Class M-5 Principal  Distribution  Amount, the Class M-6 Principal
              Distribution  Amount and the Class M-7  Principal  Distribution Amount for that Distribution
              Date) and (2) the Certificate  Principal Balance of the Class M-8  Certificates  immediately prior  to  that  Distribution  Date  over  (B) the  lesser  of (x)  the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the
              Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage
              Loans after giving effect to  distributions to be made on that  Distribution  Date, over the
              Overcollateralization Floor.

         Class M-9  Certificate:  Any  one of the  Class M-9  Certificates  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class M-9  Margin:  Initially,  1.800% per annum, and on any  Distribution  Date on and after the second Distribution Date after the first possible Optional Termination Date, 2.700% per annum.

         Class M-9  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution
Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal
Distribution  Amount, the Class M-5 Principal  Distribution  Amount, the Class M-6 Principal  Distribution
Amount, the Class M-7 Principal  Distribution  Amount and the Class M-8  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,  the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount,
              the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount,
              the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution Amount,
              Class M-6 Principal  Distribution  Amount, the Class M-7  Principal  Distribution Amount and
              the Class M-8 Principal Distribution Amount; and

         (ii) the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of
              the  Class A  Certificates,   Class M-1  Certificates,   Class M-2  Certificates,  Class M-3
              Certificates,  Class M-4  Certificates,  Class M-5  Certificates,  Class  M-6  Certificates,
              Class M-7  Certificates and Class M-8 Certificates (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount,
              the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount,
              the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution Amount,
              the Class M-6 Principal  Distribution  Amount, the Class M-7  Principal  Distribution Amount
              and the Class M-8  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
              Certificate  Principal  Balance  of the  Class M-9  Certificates  immediately  prior to that
              Distribution   Date  over  (B)  the  lesser  of  (x)  the  product  of  (1)  the  applicable
              Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage
              Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date  and
              (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
              Overcollateralization Floor.

         Class R  Certificate:   Any  one  of  the  Class R  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit D and evidencing  an  interest  designated  as a  "residual  interest"  in a REMIC  for  purposes  of the  REMIC
Provisions.

         Class SB  Certificate:  Any  one  of the  Class SB  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto  as  Exhibit C, subordinate to the Class A Certificates  and Class M Certificates  with respect to  distributions  and the allocation  of Realized  Losses as set forth in Section  4.05,  and  evidencing  an interest  comprised of
"regular  interests" in REMIC II  together  with certain  rights to payments  under the Yield  Maintenance
Agreement for purposes of the REMIC Provisions.

         Closing Date:  August 25, 2006.

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With  respect to any  Distribution  Date,  any amount paid by the Master
Servicer in accordance with Section 3.16(f).

         Corporate  Trust Office:  The  principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the  execution  of this  instrument  is located at U.S.  Bank  National  Association,  EP-MN-WS3D,
60 Livingston Avenue, St. Paul, Minnesota 55107, Attn: Structured Finance/RASC 2006-EMX7.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal  Prepayment made by a Mortgagor  which is not a Principal  Prepayment in Full.

         Custodial  Account:  The  custodial  account or  accounts  created  and  maintained  pursuant  to
Section 3.07 in the name of a depository  institution,  as custodian for the holders of the  Certificates, for the holders of certain other  interests in mortgage loans serviced or sold by the Master  Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07  shall be deposited  directly.
Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An  agreement  that may be entered  into among the  Depositor,  the Master
Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodial  File:  Any  mortgage  loan  document  in the  Mortgage  File  that is  required  to be delivered to the Trustee or the Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  Wells  Fargo  Bank,  N.A.,  or  any  successor  custodian  appointed  pursuant  to  a
Custodial Agreement.

         Cut-off Date:  August 1, 2006.

         Cut-off Date Balance:  $520,000,106.05.

         Cut-off  Date  Principal  Balance:  With  respect to any  Mortgage  Loan,  the  unpaid  principal balance  thereof at the Cut-off  Date after  giving  effect to all  installments  of  principal  due on or prior  thereto (or due in the month of the Cut-off Date), whether or not received.

         Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the  scheduled
Monthly  Payment for such Mortgage  Loan by a court of competent  jurisdiction  in a proceeding  under the
Bankruptcy  Code,  except such a  reduction  constituting  a Deficient  Valuation  or any  reduction  that results in a permanent forgiveness of principal.

         Deficient  Valuation:  With  respect to any  Mortgage  Loan,  a valuation by a court of competent jurisdiction  of the Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of  principal  to be paid in  connection  with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness  of principal,  which  valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan  replaced or to be replaced with a Qualified  Substitute
Mortgage Loan.

         Delinquent:  As used  herein,  a  Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business  on the  next  following  monthly  scheduled  due  date;  "60 to 89  days"  or "60 or more  days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the second  following  monthly  scheduled due date; and so on. The  determination as to whether a Mortgage
Loan falls into these  categories  is made as of the close of  business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid as of the close of  business  on  August  31  would  then  be  considered  to be 30 to  59  days  delinquent.  Delinquency information  as of the Cut-off  Date is  determined  and  prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter  named.  The nominee  of the  initial  Depository  for  purposes  of  registering  those  Certificates  that  are to be
Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a "clearing  corporation" as defined in  Section 8-102(a)(5)  of the Uniform  Commercial  Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the Depository.

         Derivative  Contract:  Any  ISDA  Master  Agreement,  together  with  the  related  Schedule  and
Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.09.

         Derivative Counterparty:  Any counterparty to a Derivative Contract as provided in Section 4.09

         Destroyed  Mortgage  Note:  A  Mortgage  Note the  original  of  which  was  permanently  lost or destroyed and has not been replaced.

         Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a Business Day, the Business Day  immediately  following such 20th day) of the month of the related
Distribution Date.

         Disqualified  Organization:  Any  organization  defined as a  "disqualified  organization"  under
Section 860E(e)(5)  of the Code,  including,  if not otherwise  included,  any of the  following:  (i) the
United States,  any State or political  subdivision  thereof,  any possession of the United States, or any agency or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities  are  subject to tax and,  except for  Freddie  Mac, a majority  of its board of directors  is not  selected by such  governmental  unit),  (ii) a foreign  government,  any  international organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any organization  (other than certain  farmers'  cooperatives  described in  Section 521  of the Code) which is exempt from the tax imposed by  Chapter 1 of the Code  (including  the tax  imposed by  Section 511  of the Code on  unrelated
business   taxable   income)  and   (iv) rural   electric   and   telephone   cooperatives   described  in
Section 1381(a)(2)(C)  of the  Code.  A  Disqualified  Organization  also  includes  any  "electing  large partnership," as defined in  Section 775(a)  of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an  Ownership  Interest in a Class R  Certificate  by
such Person may cause any REMIC or any Person  having an Ownership  Interest in any Class of  Certificates
(other than such  Person) to incur a liability  for any federal tax imposed  under the Code that would not otherwise  be imposed but for the  Transfer of an  Ownership  Interest  in a Class R  Certificate  to such
Person.  The terms "United States," "State" and "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date:  The 25th day of any month  beginning in September  2006 or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated August 24, 2006,  among the Trustee on behalf of the Trust Fund,  U.S. Bank National  Association,  in its individual  capacity as agent  thereunder and the Depository.

         Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day during the related Due Period on which the Monthly Payment is due.

         Due Period:  With  respect to any  Distribution  Date,  the calendar  month of such  Distribution
Date.

         Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository institution  the debt  obligations  of which have been rated by each Rating  Agency in its highest  rating available,  or (ii) an account or accounts in a depository  institution  in which such  accounts are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured  shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered  to the  Trustee and each Rating  Agency)  the  registered  Holders of
Certificates  have a claim  with  respect  to the funds in such  account  or a  perfected  first  security interest  against any  collateral  (which shall be limited to Permitted  Investments)  securing such funds that is superior to claims of any other  depositors or creditors of the depository  institution with which such account is  maintained,  or (iii) in the case of the Custodial  Account,  a trust account or accounts maintained in the corporate  trust  department of U.S. Bank National  Association,  or (iv) in the case of the  Certificate  Account,  a trust account or accounts  maintained in the corporate  trust  department of
U.S. Bank National Association,  or (v) an account or accounts of a depository  institution  acceptable to each Rating  Agency (as  evidenced  in writing by each Rating  Agency that use of any such  account as the
Custodial  Account  or the  Certificate  Account  will not  reduce the  rating  assigned  to any  Class of
Certificates by such Rating Agency below the  then-current  rating  assigned to such  Certificates by such
Rating Agency).

         Eligible Master  Servicing  Compensation:  With respect to any  Distribution  Date, the lesser of
(a) one-twelfth  of 0.125% of the Stated  Principal  Balance of the  related  Mortgage  Loans  immediately preceding such  Distribution  Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the  Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with respect to such  Distribution  Date;  provided  that for  purposes  of this  definition  the amount of the
Servicing Fee will not be reduced pursuant to  Section 7.02(a)  except as may be required  pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the Available  Distribution  Amount for that  Distribution Date over (ii) the sum of (a) the
Interest  Distribution  Amount  for  that  Distribution  Date  and (b) the  lesser  of  (1) the  aggregate
Certificate  Principal Balance of Class A Certificates and Class M Certificates  immediately prior to such
Distribution  Date and (2) the Principal  Remittance  Amount for that  Distribution Date to the extent not applied to pay interest on the Class A  Certificates and Class M  Certificates on such Distribution  Date,
(B) the  Overcollateralization  Reduction  Amount,  if any, for that  Distribution  Date and (C) any Yield
Maintenance Agreement Payment received by the Trustee for that Distribution Date.

         Excess  Overcollateralization  Amount:  With respect to any  Distribution  Date,  the excess,  if
any,  of  (a)  the  Overcollateralization   Amount  on  such  Distribution  Date  over  (b)  the  Required
Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Expense Fee Rate:  With respect to any  Mortgage  Loan as of any date of  determination,  the sum of the  applicable  Servicing  Fee Rate and the per annum rate at which the  applicable  Subservicing  Fee accrues.

         Fannie Mae:  Fannie Mae, a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for  purposes of the face of the  Certificates,  as follows:  with respect to the Class A-1  Certificates,  the Distribution  Date occurring in May 2030; with respect to the Class A-2 the  Distribution  Date occurring in February 2035; with respect to the Class A-3 the  Distribution  Date  occurring in June 2036; and with respect to the Class A-4  Certificates  and each
Class of Class M  Certificates,  the  Distribution  Date  occurring  in August  2036.  No event of default under  this  Agreement  will  arise or become  applicable  solely by reason of the  failure  to retire the entire Certificate  Principal Balance of any Class of Class A  Certificates or Class M  Certificates on or
before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successors in interest.

         Foreclosure  Profits:  With respect to any Distribution  Date or related  Determination  Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds (net
of all amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO  Property  for which a Cash  Liquidation  or REO  Disposition  occurred in the  related  Prepayment
Period over the sum of the unpaid  principal  balance of such Mortgage  Loan or REO Property  (determined, in the case of an REO Disposition,  in accordance with  Section 3.14)  plus accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor to the first day of the month  following  the month in which such Cash  Liquidation  or REO
Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Freddie  Mac:  Freddie  Mac,  a  corporate  instrumentality  of the  United  States  created  and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Gross Margin:  With respect to each  adjustable-rate  Mortgage  Loan,  the fixed  percentage  set forth in the related  Mortgage  Note and  indicated on the Mortgage  Loan  Schedule as the "NOTE  MARGIN,"
which  percentage is added to the related Index on each Adjustment Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the  Periodic  Cap, the Maximum  Mortgage  Rate and the
Minimum  Mortgage  Rate) the interest  rate to be borne by such  Mortgage  Loan until the next  Adjustment
Date.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with respect to any specified  Person,  means such a Person who (i) is in fact independent of the Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii)
does  not  have  any  direct  financial  interest  or any  material  indirect  financial  interest  in the
Depositor,  the Master  Servicer or the Trustee or in an  Affiliate  thereof,  and (iii) is not  connected with the Depositor,  the Master Servicer or the Trustee as an officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

         Index:  With  respect  to  any  adjustable-rate  Mortgage  Loan  and as to  any  Adjustment  Date therefor, the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal Balance:  With respect to each Class of  Certificates (other than the Class R  Certificates),  the  Certificate  Principal  Balance of such Class of  Certificates as of the
Closing Date as set forth in the Preliminary Statement hereto.

         Insurance  Proceeds:  Proceeds  paid in respect of the  Mortgage  Loans  pursuant  to any Primary
Insurance  Policy or any other  related  insurance  policy  covering a Mortgage  Loan,  to the extent such proceeds are payable to the mortgagee  under the Mortgage,  any  Subservicer,  the Master  Servicer or the
Trustee  and are not  applied to the  restoration  of the  related  Mortgaged  Property or released to the
Mortgagor in accordance with the procedures  that the Master  Servicer would follow in servicing  mortgage loans held for its own account.

         Interest  Accrual  Period:  With respect to the  Distribution  Date in September 2006, the period commencing the Closing Date and ending on the day preceding the  Distribution  Date in September 2006, and with  respect  to any  Distribution  Date  after the  Distribution  Date in  September  2006,  the  period commencing  on the  Distribution  Date  in the  month  immediately  preceding  the  month  in  which  such
Distribution Date occurs and ending on the day preceding such Distribution Date.

         Interest  Distribution  Amount:  For any  Distribution  Date,  the  amounts  payable  pursuant to
Section 4.02(c)(i) and (ii).

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due
Period,  whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or
otherwise,  which  represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank offered rate quotations for one-month U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance with Section 1.02.

         LIBOR  Business  Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which  banking institutions in London, England are required or authorized by law to be closed.

         LIBOR Certificates:  Collectively, the Class A Certificates and Class M Certificates.

         LIBOR Rate  Adjustment  Date: With respect to each  Distribution  Date, the second LIBOR Business
Day immediately preceding the commencement of the related Interest Accrual Period.

         Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds)  received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection  with the  liquidation of a defaulted  Mortgage Loan through  trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Margin: The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin,  Class A-4 Margin,  Class M-1
Margin,  Class M-2  Margin,  Class M-3  Margin,  Class M-4  Margin,  Class M-5  Margin,  Class M-6 Margin,
Class M-7 Margin, Class M-8 Margin or Class M-9 Margin, as applicable.

         Marker Rate:  With respect to the Class SB  Certificates or the REMIC II  Regular  Interest SB-IO
and any  Distribution  Date,  a per  annum  rate  equal  to two (2)  times  the  weighted  average  of the
Uncertificated  REMIC I  Pass-Through  Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest
LT3.

         Master Servicer:  As defined in the preamble hereto.

         Maturity  Date:  With respect to each Class of  Certificates  representing  ownership of REMIC II
Regular  Interests  or REMIC I Regular  Interests  issued  by each of  REMIC I  and  REMIC II  the  latest possible maturity date, solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,
by which the  Certificate  Principal  Balance of each such Class of  Certificates  representing  a regular interest  in the Trust Fund would be reduced to zero,  which is, for each such  regular  interest,  August
25, 2036,  which is the  Distribution  Date occurring in the month  following the last  scheduled  monthly payment of the Mortgage Loans.

         Maximum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated on the Mortgage Loan  Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage  Loan and any date of determination,  the  Maximum  Mortgage  Rate minus the Expense Fee Rate.  With  respect to any  fixed-rate
Mortgage Loan and any date of determination, the Net Mortgage Rate.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS®  System:  The system of  recording  transfers  of Mortgages  electronically  maintained  by
MERS.

         MIN: The Mortgage  Identification  Number for Mortgage  Loans  registered  with MERS on the MERS®
System.

         Minimum  Mortgage  Rate:  With  respect to any  adjustable-rate  Mortgage  Loan, a per annum rate equal to the greater of (i) the Note Margin and (ii) the rate  indicated on the Mortgage  Loan Schedule as the "NOTE  FLOOR,"  which rate may be applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan.

         Modified   Mortgage   Loan:  Any  Mortgage  Loan  that  has  been  the  subject  of  a  Servicing
Modification.

         Modified  Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan  that is the  subject  of a
Servicing  Modification,  the Net  Mortgage  Rate minus the rate per annum by which the  Mortgage  Rate on such Mortgage Loan was reduced.

         MOM Loan:  With  respect to any Mortgage  Loan,  MERS acting as the  mortgagee  of such  Mortgage
Loan,  solely as nominee for the originator of such Mortgage Loan and its  successors and assigns,  at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage  Loan  (including  any REO  Property) and the Due
Date in any Due  Period,  the  payment of  principal  and  interest  due  thereon in  accordance  with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for
Deficient  Valuations  occurring  prior to such Due Date but before any  adjustment  to such  amortization schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successors in interest.

         Mortgage:  With respect to each Mortgage  Note, the mortgage,  deed of trust or other  comparable instrument  creating  a first or junior  lien on an estate in fee  simple or  leasehold  interest  in real property securing a Mortgage Note.

         Mortgage  File:  The  mortgage  documents  listed  in  Section 2.01  pertaining  to a  particular
Mortgage  Loan and any  additional  documents  required to be added to the Mortgage  File pursuant to this
Agreement.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to
Section 2.01  as  from  time to time  are  held or  deemed  to be held as a part of the  Trust  Fund,  the
Mortgage Loans originally so held being  identified in the initial  Mortgage Loan Schedule,  and Qualified
Substitute  Mortgage Loans held or deemed held as part of the Trust Fund  including,  without  limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Loan  Schedule:  The lists of the  Mortgage  Loans  attached  hereto as  Exhibit F  (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

         (i)   the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)  [reserved];

         (iii) the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

         (iv)  for the adjustable-rate Mortgage Loans, the Mortgage Rate as of origination ("ORIG RATE");

         (v)   the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (vi)  the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vii) the scheduled  monthly  payment of  principal,  if any, and interest as of the Cut-off Date
               ("ORIGINAL P & I" or "CURRENT P & I");

         (viii)the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (ix)  the Loan-to-Value Ratio at origination ("LTV");

         (x)   a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is  secured  by a second or  vacation  residence  (the  absence  of any such code means the
               Mortgage Loan is secured by a primary residence);

         (xi)  a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage  Loan is secured by a non-owner  occupied  residence  (the absence of any such code means the Mortgage  Loan is secured by an owner occupied residence);

         (xii) for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

         (xiii)for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

         (xiv) for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

         (xv)  for the  adjustable-rate  Mortgage Loans,  the first Adjustment Date after the Cut-off Date
               ("NXT INT CHG DT");

         (xvi) for the  adjustable-rate  Mortgage  Loans,  the Periodic Cap ("PERIODIC  DECR" or "PERIODIC
               INCR");

         (xvii)[reserved]; and

         (xviii)  for the  adjustable-rate  Mortgage  Loans,  the  rounding of the  semi-annual  or annual adjustment to the Mortgage Rate ("NOTE METHOD").

         Such  schedules  may  consist  of  multiple  reports  that  collectively  set  forth  all  of the information required.

         Mortgage  Note: The originally  executed note or other  evidence of  indebtedness  evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage  Rate:  With  respect to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage  Note,  or any  modification  thereto other than a Servicing  Modification.  The Mortgage Rate on the  adjustable-rate  Mortgage Loans will adjust on each  Adjustment Date to equal the sum (rounded to the nearest  multiple of  one-eighth of one percent  (0.125%) or up to the nearest  one-eighth of one percent, which are  indicated by a "U" on the Mortgage  Loan  Schedule,  except in the case of the  adjustable-rate
Mortgage  Loans  indicated by an "X" on the Mortgage Loan Schedule  under the heading "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the  applicable  Periodic  Cap,  Maximum
Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.
         Net  Mortgage  Rate:  With respect to any Mortgage  Loan as of any date of  determination,  a per annum rate equal to the Mortgage  Rate for such  Mortgage  Loan as of such date minus the related  Expense
Fee Rate.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date,  the product of (i) a per annum rate equal to the weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage
Rates) using the Net Mortgage  Rates in effect for the Monthly  Payments due on such Mortgage Loans during the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances  thereof for such  Distribution  Date and (ii) a  fraction  equal to  30 divided  by the  actual  number of days in the related Interest Accrual Period.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any  Advance  previously  made or  proposed  to be  made by the  Master
Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed  Advance,  would not, be ultimately  recoverable  by the Master  Servicer  from related Late  Collections,  Insurance  Proceeds,
Liquidation  Proceeds  or REO  Proceeds.  To the extent  that any  Mortgagor  is not  obligated  under the related  Mortgage  documents  to pay  or  reimburse  any  portion  of  any  Servicing  Advances  that  are outstanding  with respect to the related  Mortgage  Loan as a result of a  modification  of such  Mortgage
Loan by the  Master  Servicer,  which  forgives  amounts  which the Master  Servicer  or  Subservicer  had previously  advanced,  and the Master Servicer determines that no other source of payment or reimbursement for such  advances  is  available  to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The  determination  by the Master Servicer that it has made a  Nonrecoverable  Advance shall be evidenced  by a  certificate  of a  Servicing  Officer,  Responsible  Officer  or  Vice  President  or its
equivalent or senior  officer of the Master  Servicer,  delivered to the Depositor,  the Trustee,  and the
Master Servicer  setting forth such  determination,  which shall include any other  information or reports obtained by the Master Servicer such as property operating  statements,  rent rolls,  property  inspection reports and engineering  reports,  which may support such  determinations.  Notwithstanding the above, the
Trustee  shall be  entitled  to rely  upon any  determination  by the  Master  Servicer  that any  Advance previously made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would constitute a
Nonrecoverable Advance.

         Nonsubserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Note  Margin:  With respect to each  adjustable-rate  Mortgage  Loan,  the fixed  percentage  set forth in the related  Mortgage  Note and  indicated on the Mortgage  Loan  Schedule as the "NOTE  MARGIN,"
which  percentage  is added to the Index on each  Adjustment  Date to  determine  (subject  to rounding in accordance  with the related  Mortgage Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum
Mortgage  Rate)  the  interest  rate to be borne by such  adjustable-rate  Mortgage  Loan  until  the next
Adjustment Date.

         Notional  Amount:  With respect to the Class SB  Certificates  or the REMIC II  Regular  Interest
SB-IO,  immediately  prior  to any  Distribution  Date,  the  aggregate  of the  Uncertificated  Principal
Balances of the REMIC I Regular Interests.

         Officers'  Certificate:  A  certificate  signed by the Chairman of the Board,  the  President,  a
Vice President,  Assistant Vice President,  Director,  Managing Director, the Treasurer, the Secretary, an
Assistant  Treasurer or an Assistant  Secretary of the Depositor or the Master  Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of  Counsel:  A written  opinion  of counsel  acceptable  to the  Trustee  and the Master
Servicer and which  counsel may be counsel for the  Depositor or the Master  Servicer,  provided  that any
Opinion of Counsel (i) referred to in the definition of  "Disqualified  Organization"  or (ii) relating to the  qualification of any REMIC hereunder as a REMIC or compliance with the REMIC Provisions must,  unless otherwise specified, be an opinion of Independent counsel.

         Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated  Principal
Balance  (after  giving  effect to  distributions  to be made on such  Distribution  Date) of the Mortgage
Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage  Loan:  With  respect to the Due Date in any Due  Period,  a Mortgage  Loan
(including an REO Property) that was not the subject of a Principal  Prepayment in Full, Cash  Liquidation
or REO  Disposition  and  that  was not  purchased,  deleted  or  substituted  for  prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Overcollateralization  Amount:  With respect to any  Distribution  Date,  the excess,  if any, of
(a) the  aggregate Stated Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over (b) the aggregate  Certificate  Principal Balance of the Class A Certificates and Class M Certificates immediately prior to such date.

         Overcollateralization  Floor:  An  amount  equal to the  product  of 0.50% and the  Cut-off  Date
Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  the lesser of
(a) Excess Cash Flow for that  Distribution  Date (to the extent not used to cover the  amounts  described in  clauses  (iv) and (v) of the  definition  of  Principal  Distribution  Amount as of such  Distribution
Date) and (b) the  excess of (1) the  Required  Overcollateralization  Amount for such  Distribution  Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which the
Excess  Overcollateralization  Amount is, after taking into account all other  distributions to be made on such Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the  lesser  of (i) the  Excess  Overcollateralization  Amount  for  that  Distribution  Date and (ii) the
Principal Remittance Amount on such Distribution Date.

         Ownership  Interest:  With respect to any  Certificate,  any  ownership  or security  interest in such  Certificate,  including  any  interest  in such  Certificate  as the  Holder  thereof  and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate: With respect to each Class of Class A  Certificates and Class M  Certificates
and any  Distribution  Date,  the least of (i) a per annum rate equal to LIBOR plus the related Margin for such Distribution Date, (ii) 14.000% per annum and (iii) the Net WAC Cap Rate for such Distribution Date.

         With respect to the  Class SB  Certificates  and any  Distribution  Date or the REMIC II  Regular
Interest  SB-IO,  a per annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator of which  is the sum of the  amounts  calculated  pursuant  to  clauses  (i)  through  (iii)  below,  and the denominator of which is the aggregate  principal  balance of the REMIC I Regular  Interests.  For purposes of calculating  the  Pass-Through  Rate for the Class SB  Certificates  or the REMIC II  Regular  Interest
SB-IO, the numerator is equal to the sum of the following components:

                  (i)      the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest LT1 minus the related  Marker  Rate,  applied to a notional  amount equal to the  Uncertificated  Principal
         Balance of REMIC I Regular Interest LT1;

                  (ii)     the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest LT2 minus the related  Marker  Rate,  applied to a notional  amount equal to the  Uncertificated  Principal
         Balance of REMIC I Regular Interest LT2; and

                  (iii)    the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest LT4 minus twice  the  related  Marker  Rate,  applied  to a  notional  amount  equal to the  Uncertificated
         Principal Balance of REMIC I Regular Interest LT4.

         Paying Agent:  U.S.  Bank National  Association  or any successor  Paying Agent  appointed by the
Trustee.

         Percentage  Interest:  With  respect  to any  Class A  Certificate  or Class M  Certificate,  the
undivided  percentage  ownership  interest  in the  related  Class evidenced  by such  Certificate,  which percentage  ownership  interest  shall be equal  to the  Initial  Certificate  Principal  Balance  thereof divided by the aggregate  Initial  Certificate  Principal  Balance of all of the  Certificates of the same
Class.  The Percentage  Interest with respect to a Class SB  Certificate or Class R  Certificate  shall be stated on the face thereof.

         Periodic  Cap: With respect to each  adjustable-rate  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any  Adjustment  Date pursuant to the terms of the related Mortgage Note.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed  as to principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations  are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements  on  obligations  specified  in clause (i) maturing not more than
                  one  month  from  the  date  of  acquisition   thereof,   provided  that  the  unsecured
                  obligations of the party agreeing to repurchase  such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

         (iii)    federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
                  acceptances  (which  shall each have an original  maturity of not more than 90 days and, in the case of  bankers'  acceptances,  shall in no event have an  original  maturity of more than 365 days or a remaining  maturity of more than 30 days)  denominated in United
                  States dollars of any U.S.  depository  institution or trust company  incorporated under the laws of the  United  States  or any state  thereof  or of any  domestic  branch of a foreign depository  institution or trust company;  provided that the debt obligations of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each  Rating  Agency in its  highest  short-term  rating  available;  and, provided  further that, if the original  maturity of such  short-term  obligations  of a domestic  branch of a foreign  depository  institution  or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard
                  & Poor's if Standard & Poor's is a Rating Agency;

         (iv)     commercial  paper and demand  notes  (having  original  maturities  of not more than 365 days) of any corporation  incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating  Agency in its highest  short term rating  available;  provided that such  commercial  paper and demand notes shall have a remaining maturity of not more than 30 days;

         (v)      a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest  long-term  rating  available (which may be managed by the Trustee or one of its
                  Affiliates); and

         (vi)     other  obligations  or  securities  that  are  acceptable  to each  Rating  Agency  as a
                  Permitted  Investment  hereunder and will not reduce the rating assigned to any Class of
                  Certificates  by such  Rating  Agency  below the  then-current  rating  assigned to such
                  Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments with respect to the underlying  debt  instrument or (2) the right to receive both principal and interest  payments derived from  obligations  underlying such instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than  120% of the  yield to  maturity  at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured  long-term debt shall mean AAA in the case of Standard & Poor's and
Aaa in the case of Moody's,  and for  purposes of this  Agreement,  any  references  herein to the highest rating available on unsecured  commercial paper and short-term debt obligations  shall mean the following:
A-1 in the  case of  Standard  &  Poor's  and P-1 in the  case of  Moody's;  provided,  however,  that any
Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by Standard & Poor's must satisfy the  following  additional  conditions:  (i) the total  amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest  payments  (assuming fully amortizing  collateral);  (ii)
the  total  amount of A-1  investments  must not  represent  more  than 20% of the  aggregate  outstanding
Certificate  Principal  Balance of the  Certificates  and each  investment must not mature beyond 30 days;
(iii) the  terms of the debt must have a  predetermined  fixed dollar  amount of principal due at maturity that cannot vary;  and (iv) if the  investments  may be  liquidated  prior to their  maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any  Permitted  Investment  may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any  Transferee  of a  Class R  Certificate,  other  than a  Disqualified
Organization or Non-United States Person.

         Person:  Any individual,  corporation,  limited liability  company,  partnership,  joint venture, association,  joint-stock  company,  trust,  unincorporated  organization  or  government or any agency or political subdivision thereof.

         Prepayment  Assumption:  With respect to the Class A Certificates and Class M  Certificates,  the
prepayment  assumption to be used for  determining  the accrual of original issue discount and premium and market  discount on such  Certificates  for federal  income tax  purposes,  which (a) with  respect to the fixed-rate  Mortgage Loans,  assumes a constant  prepayment rate of one-tenth of 23% per annum of the then outstanding  Stated Principal  Balance of the fixed-rate  Mortgage Loans in the first month of the life of such  Mortgage  Loans and an  additional  one-tenth  of 23% per annum in each month  thereafter  until the tenth  month,  and  beginning  in the tenth  month and in each  month  thereafter  during  the life of the fixed-rate  Mortgage  Loans,  a constant  prepayment  rate of 23% per annum each month ("23% HEP") and (b)
with respect to the adjustable-rate  Mortgage Loans assumes a prepayment  assumption of 2% of the constant prepayment rate in month one, increasing by approximately  2.545% from month 2 until month 12,  a constant prepayment  rate of 30% from  month 12 to month 22, a  constant  prepayment  rate of 50% from  month 23 to month 27, and a constant  prepayment rate of 35% thereafter,  used for determining the accrual of original issue discount and premium and market discount on the Class A  Certificates  and Class M  Certificates for
federal  income tax  purposes.  The constant  prepayment  rate assumes that the stated  percentage  of the outstanding Stated Principal Balance of the  adjustable-rate  Mortgage Loans is prepaid over the course of a year.

         Prepayment  Interest  Shortfall:  With respect to any  Distribution  Date and any  Mortgage  Loan
(other  than a  Mortgage  Loan  relating  to an REO  Property)  that was the  subject  of (a) a  Principal
Prepayment  in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's interest  at the  related Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage  Loan) on the  Stated  Principal  Balance  of such  Mortgage  Loan over the  amount  of  interest
(adjusted  to the related Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage  Loan))  paid by the  Mortgagor  for  such  Prepayment  Period  to the  date  of  such  Principal
Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's interest  at the  related Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage guaranty  insurance as indicated by a numeric  code on the Mortgage  Loan  Schedule  with the  exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

         Principal  Distribution  Amount:  With respect to any  Distribution  Date,  the lesser of (a) the excess of (x) the sum of (A) the  Available  Distribution  Amount and (B) with  respect to clauses  (b)(v)
and (vi)  below,  the  Yield  Maintenance  Agreement  Payment  for that  Distribution  Date,  over (y) the
Interest Distribution Amount, and (b) the sum of:

         (i)  the  principal  portion of each  Monthly  Payment  received or Advanced  with respect to the related Due Period on each Outstanding Mortgage Loan;

         (ii) the  Stated  Principal  Balance  of  any  Mortgage  Loan  repurchased   during  the  related
              Prepayment   Period   (or  deemed  to  have  been  so   repurchased   in   accordance   with
              Section 3.07(b))  pursuant  to  Section 2.02,  2.03,  2.04 or 4.07  and  the  amount  of any shortfall  deposited in the  Custodial  Account in  connection  with the  substitution  of a
              Deleted  Mortgage  Loan  pursuant to  Section 2.03  or 2.04  during the  related  Prepayment
              Period;

         (iii)the  principal  portion  of  all  other  unscheduled  collections,   other  than  Subsequent
              Recoveries, on the Mortgage Loans (including,  without limitation,  Principal Prepayments in
              Full,  Curtailments,  Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds) received during the  related  Prepayment  Period (or deemed to have been so  received)  to the extent applied by the Master  Servicer as  recoveries of principal of the Mortgage  Loans  pursuant to Section 3.14;

         (iv) the lesser of (1)  Subsequent  Recoveries for such  Distribution  Date and (2) the principal portion  of  any  Realized  Losses  allocated  to  any  Class  of  Certificates  on a  prior
              Distribution Date and remaining unpaid;

         (v)  the lesser of (1) the  Excess Cash Flow for such  Distribution  Date (to the extent not used pursuant  to  clause  (iv) of  this  definition  on  such  Distribution  Date)  and  (2) the principal  portion of any Realized  Losses incurred (or deemed to have been incurred) on any
              Mortgage Loans in the calendar month preceding such Distribution Date; and

         (vi) the lesser of (1) the  Excess  Cash Flow for that  Distribution  Date (to the extent not used  pursuant to clauses (iv) and (v) of this  definition  on such  Distribution  Date) and
              (2) the Overcollateralization Increase Amount for such Distribution Date;

minus

         (vii)(A) the amount of any  Overcollateralization  Reduction  Amount for such  Distribution  Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan,  including a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds,  which is  received in advance  of its  scheduled  Due Date and is not  accompanied  by an  amount  as to  interest  representing scheduled  interest  on such  payment  due on any date or dates in any month or months  subsequent  to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a  Mortgagor  of the  entire principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any Distribution  Date, all amounts  described in clauses  (b)(i)  through (iii) of the definition of Principal  Distribution  Amount for that  Distribution
Date.

         Program Guide:  The AlterNet  Seller Guide as incorporated  into the  Residential  Funding Seller
Guide for  mortgage  collateral  sellers that  participate  in  Residential  Funding's  AlterNet  Mortgage
Program,  and  Residential  Funding's  Servicing  Guide  and any  other  subservicing  arrangements  which
Residential  Funding has arranged to accommodate  the servicing of the Mortgage Loans and in each case all supplements and amendments thereto published by Residential Funding.

         Purchase  Price:  With  respect  to  any  Mortgage  Loan  (or  REO  Property)  required  to be or otherwise  purchased on any date pursuant to Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of  (i)  100%  of the  Stated  Principal  Balance  thereof  plus  the  principal  portion  of any  related unreimbursed  Advances  and (ii) unpaid  accrued  interest at either (a) the  Adjusted  Mortgage  Rate (or
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the
Servicing  Fee is  calculated,  or (b) in the case of a purchase made by the Master  Servicer,  at the Net
Mortgage Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  in each case on the Stated  Principal  Balance  thereof to the first day of the month following the month of purchase from the Due Date to which  interest was last paid by the  Mortgagor.  With  respect to any  Mortgage  Loan (or
REO  Property)  required to be or otherwise  purchased  on any date  pursuant to  Section 4.08,  an amount equal  to the  greater  of (i) the sum of (a)  100% of the  Stated  Principal  Balance  thereof  plus  the principal  portion of any related  unreimbursed  Advances of such  Mortgage Loan (or REO Property) and (b)
unpaid  accrued  interest at either (1) the Adjusted  Mortgage  Rate (or Modified Net Mortgage Rate in the
case of a Modified  Mortgage  Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or
(2) in the case of a purchase  made by the Master  Servicer,  at the Net  Mortgage  Rate (or  Modified Net
Mortgage  Rate in the case of a Modified  Mortgage  Loan),  in each case on the Stated  Principal  Balance thereof  to the  first  day of the  month  following  the  month  of  purchase  from the Due Date to which interest  was last paid by the  Mortgagor,  and (ii) the fair market value of such  Mortgage  Loan (or REO
Property).

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan  substituted by Residential  Funding or the
Depositor for a Deleted  Mortgage Loan which must,  on the date of such  substitution,  as confirmed in an
Officers'  Certificate  delivered  to the  Trustee,  (i)  have an  outstanding  principal  balance,  after deduction of the  principal  portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more  than one  Mortgage  Loan  for a  Deleted  Mortgage  Loan,  an  aggregate outstanding  principal  balance,  after such deduction),  not in excess of the Stated Principal Balance of the Deleted  Mortgage Loan (the amount of any  shortfall to be deposited by  Residential  Funding,  in the
Custodial  Account in the month of  substitution);  (ii) have a Mortgage  Rate and a Net Mortgage  Rate no lower  than and not  more  than 1% per  annum  higher  than  the  Mortgage  Rate  and Net  Mortgage  Rate, respectively,  of the Deleted  Mortgage Loan as of the date of  substitution;  (iii) have a  Loan-to-Value
Ratio  at the time of  substitution  no  higher  than  that of the  Deleted  Mortgage  Loan at the time of substitution;  (iv) have a remaining term to stated  maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each  representation  and warranty set forth
in  Sections  2.03  and  2.04  hereof  and  Section 4  of  the  Assignment  Agreement,   (other  than  the
representations  and  warranties  set forth  therein  with respect to the number of loans  (including  the related  percentage)  in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be 30 days or more  Delinquent;  (vii) not be subject to the requirements of HOEPA (as defined in the Assignment
Agreement);  (viii)  have a  policy  of  title  insurance,  in the form  and  amount  that is in  material compliance  with the Program  Guide,  that was effective as of the closing of such Mortgage Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgage  Property is located in the State of Iowa where an attorney's  certificate has been provided as described in the Program Guide;  (ix) if the
Deleted Loan is not a Balloon Loan,  not be a Balloon Loan;  (x) with respect to adjustable  rate Mortgage
Loans,  have a Mortgage  Rate that adjusts with the same  frequency  and based upon the same Index as that of the Deleted  Mortgage Loan;  (xi) with respect to adjustable  rate Mortgage  Loans,  have a Note Margin not less than that of the Deleted  Mortgage Loan;  (xii) with respect to adjustable  rate Mortgage  Loans, have a Periodic  Rate Cap that is equal to that of the  Deleted  Mortgage  Loan;  (xiii)  with  respect to adjustable  rate Mortgage Loans,  have a next  Adjustment Date no later than that of the Deleted  Mortgage
Loan, and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

         Rating  Agency:  Each of  Standard  & Poor's and  Moody's.  If any  agency or a  successor  is no longer in existence,  "Rating Agency" shall be such statistical  credit rating agency, or other comparable
Person,  designated by the Depositor,  notice of which  designation  shall be given to the Trustee and the
Master Servicer.

         Realized  Loss:  With  respect  to each  Mortgage  Loan  (or  REO  Property)  as to  which a Cash
Liquidation  or REO  Disposition  has  occurred,  an amount  (not less than zero)  equal to (i) the Stated
Principal  Balance  of the  Mortgage  Loan (or REO  Property)  as of the date of Cash  Liquidation  or REO
Disposition,  plus (ii) interest (and REO Imputed Interest,  if any) at the Net Mortgage Rate from the Due
Date as to which  interest  was last  paid or  advanced  to  Certificateholders  up to the last day of the month in which the Cash  Liquidation  (or REO  Disposition)  occurred on the Stated  Principal  Balance of such Mortgage Loan (or REO  Property)  outstanding  during each Due Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received during the month in which such Cash Liquidation
(or REO  Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the
Master  Servicer  or  Subservicer  is  entitled  to  reimbursement  thereunder  but  which  have  not been previously  reimbursed.  With  respect  to  each  Mortgage  Loan  which  is  the  subject  of a  Servicing
Modification,  (a) (1) the  amount by which the  interest  portion of a Monthly  Payment or the  principal balance of such  Mortgage  Loan was reduced or (2) the sum of any other  amounts  owing under the Mortgage
Loan that were  forgiven  and that  constitute  Servicing  Advances  that are  reimbursable  to the Master
Servicer or a  Subservicer,  and (b) any such amount with  respect to a Monthly  Payment that was or would have  been due in the  month  immediately  following  the  month in which a  Principal  Prepayment  or the
Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a Deficient  Valuation,  the  difference  between the principal balance of the Mortgage Loan outstanding  immediately prior to such Deficient  Valuation and the principal  balance of the  Mortgage  Loan as  reduced by the  Deficient  Valuation.  With  respect to each
Mortgage  Loan which has become the object of a Debt  Service  Reduction,  the amount of such Debt Service
Reduction.  Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is  diligently  pursuing  any  remedies  that may exist in  connection  with the representations  and  warranties  made  regarding  the  related  Mortgage  Loan and either (A) the related
Mortgage  Loan is not in default  with regard to payments due  thereunder  or (B)  delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard insurance  policy and any related  escrow  payments in respect of such Mortgage Loan are being advanced on a current  basis by the Master  Servicer or a  Subservicer,  in either case without  giving  effect to any
Debt Service Reduction.

         Realized Losses allocated to the Class SB  Certificates  shall be allocated first to the REMIC II
Regular  Interest  SB-IO in reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest  shall  have been  reduced to zero and then to the  REMIC II  Regular  Interest  SB-PO in reduction of the Principal Balance thereof.

         To the extent the Master  Servicer  receives  Subsequent  Recoveries with respect to any Mortgage
Loan,  the amount of the Realized  Loss with respect to that  Mortgage  Loan will be reduced to the extent such  recoveries are applied to reduce the Certificate  Principal  Balance of any Class of Certificates on
any Distribution Date.

         Record Date:  With respect to each  Distribution  Date and the LIBOR  Certificates,  the Business
Day  immediately  preceding  such  Distribution  Date.  With  respect  to each  Distribution  Date and the
Certificates  (other than the LIBOR  Certificates),  the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Certificates:  The Class A Certificates, Class M Certificates and Class SB Certificates.

         Regulation  AB:  Subpart  229.1100  –  Asset  Backed   Securities   (Regulation  AB),  17  C.F.R.
§§229.1100-229.1123,  as such may be amended  from time to time,  and  subject to such  clarification  and interpretation as have been provided by the Commission in the adopting release  (Asset-Backed  Securities,
Securities Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act: The  Servicemembers  Civil Relief Act,  formerly  known as the Soldiers' and Sailors'
Civil Relief Act of 1940.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

         REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of  Section 860D of the
Code.  As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

         REMIC  Administrator:  Residential  Funding  Corporation.  If Residential  Funding Corporation is
found by a court of  competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as REMIC
Administrator  under this  Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall  appoint  a  successor  REMIC  Administrator,  subject  to  assumption  of the  REMIC  Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  exclusive of the Yield  Maintenance  Agreement, which are not  assets of any  REMIC,  with  respect  to which a  separate  REMIC  election  is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments on and  collections in respect of the Mortgage Loans due after the
         Cut-off  Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan and which has been  acquired  for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the hazard insurance policies and Primary Insurance Policies  pertaining to the
         Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC  I Distribution  Amount:  For any  Distribution  Date,  the Available  Distribution  Amount
shall be  distributed  to the REMIC I Regular  Interests  and the Class R  Certificates  in the  following amounts and priority:

                  (i)      to the extent of the Available  Distribution  Amount, to REMIC II as the holder of  REMIC I  Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an  amount  equal  to (A)  their
Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus (B) any amounts in respect  thereof remaining unpaid from previous Distribution Dates; and

                  (ii)     to  the  extent  of the  Available  Distribution  Amount  remaining  after  the distributions  made  pursuant  to  clause  (i)  above,  to REMIC II as the  holder  of the REMIC I Regular
Interests, in an amount equal to:

                           (A)      in respect of the REMIC I Regular  Interests  LT2, LT3 and LT4,  their respective Principal Distribution Amounts;

                           (B)      in respect of the REMIC I Regular  Interest  LT1 any  remainder  until the Uncertificated Principal Balance thereof is reduced to zero;

                           (C)      any  remainder  in respect of the REMIC I Regular  Interests  LT2, LT3 and LT4,  pro rata  according  to their  respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed  made  pursuant  to (A)  above,  until  their  respective  Uncertificated  Principal
Balances are reduced to zero; and

                  (iii)    any remaining amounts to the Holders of the Class R Certificates.

         REMIC I  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts  by which the principal balances of the REMIC I Regular Interests LT1, LT2, LT3 and LT4,  respectively,  will be reduced on such  Distribution  Date by the  allocation  of  Realized  Losses and the  distribution  of  principal, determined as follows:

         For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

         Y1 =     the   aggregate   principal   balance  of  the  REMIC I   Regular   Interest  LT1  after
distributions on the prior Distribution Date.

         Y2 =     the principal  balance of the REMIC I Regular  Interest LT2 after  distributions  on the prior Distribution Date.

         Y3 =     the principal  balance of the REMIC I Regular  Interest LT3 after  distributions  on the prior Distribution Date.

         Y4 =     the principal  balance of the REMIC I Regular  Interest LT4 after  distributions  on the prior Distribution Date (note:  Y3 = Y4).

         ΔY1 =    the REMIC I Regular Interest LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC I Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC I Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC I Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4
after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4
after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the  aggregate  of the  REMIC I  Regular  Interests  LT1,  LT2,  LT3  and  LT4
Principal Reduction Amounts.

               =  the aggregate of the principal  portions of Realized  Losses to be allocated to, and the
principal   distributions  to  be  made  on,  the  Certificates  on  such   Distribution  Date  (including
distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         R0 =     the Net WAC Cap  Rate  (stated  as a  monthly  rate)  after  giving  effect  to  amounts distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the Net WAC Cap Rate  (stated as a monthly  rate) after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         α =      (Y2 +  Y3)/P0.  The  initial  value  of α on the  Closing  Date  for  use  on the  first
Distribution Date shall be 0.0001.

         γ0 =     the lesser of (A) the sum for all  Classes  of  Certificates,  other  than the  Class SB
Certificates,  of the  product for each Class of (i) the  monthly  interest  rate (as limited by the REMIC
Net  WAC  Rate,  if  applicable)  for  such  Class  applicable  for  distributions  to  be  made  on  such
Distribution   Date  and  (ii)  the  aggregate   Certificate   Principal  Balance  for  such  Class  after
distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

         γ1  =    the lesser of (A) the sum for all  Classes  of  Certificates,  other  than the  Class SB
Certificates,  of the product for each Class of (i) the monthly  interest  rate (as limited by the Net WAC
Cap Rate, if applicable)  for such Class  applicable for  distributions  to be made on the next succeeding
Distribution   Date  and  (ii)  the  aggregate   Certificate   Principal  Balance  for  such  Class  after
distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    α{ γ0R1P1 - γ1R0P0}/{2R1R0P1 -  γ1R0};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         REMIC I Realized  Losses:  Realized  Losses on the Mortgage Loans shall be allocated to the REMIC
I Regular  Interests as follows:  The interest  portion of Realized  Losses on the Mortgage Loans, if any, shall be allocated  among the REMIC I Regular  Interests LT1, LT2 and LT4 pro rata according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such  Realized
Losses in excess of the  amount  allocated  pursuant  to the  preceding  sentence  shall be  treated  as a principal  portion of  Realized  Losses not  attributable  to any  specific  Mortgage  Loan and  allocated pursuant to the succeeding  sentences.  The principal portion of Realized Losses on the Mortgage Loans, if any,  shall be allocated  first,  to the REMIC I Regular  Interests LT2, LT3 and LT4 pro rata according to their  respective  Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated
Principal  Balance  of such  REMIC I  Regular  Interests  and,  second,  the  remainder,  if any,  of such principal  portion of such  Realized  Losses  shall be  allocated  to the REMIC I Regular  Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC I  Regular  Interests:  REMIC I  Regular  Interest  LT1,  REMIC II  Regular  Interest  LT2,
REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4.

         REMIC I  Regular  Interest  LT1:  A  regular  interest  in  REMIC I  that is held as an  asset of
REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance, that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

         REMIC I  Regular  Interest LT1 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC I  Regular  Interest LT1 Principal  Reduction  Amount for such  Distribution
Date over the Realized Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.

         REMIC I  Regular  Interest  LT2:  A  regular  interest  in  REMIC I  that is held as an  asset of
REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance, that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

         REMIC I  Regular  Interest LT2 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC I  Regular  Interest LT2 Principal  Reduction  Amount for such  Distribution
Date over the Realized Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.

         REMIC I  Regular  Interest  LT3:  A  regular  interest  in  REMIC II  that is held as an asset of
REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance, that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

         REMIC I  Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC I  Regular  Interest LT3 Principal  Reduction  Amount for such  Distribution
Date over the Realized Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.
         REMIC I  Regular  Interest  LT4:  A  regular  interest  in  REMIC II  that is held as an asset of
REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance, that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

         REMIC I  Regular  Interest LT4 Principal  Distribution  Amount:  For any  Distribution  Date, the
excess,  if any, of the REMIC I  Regular  Interest LT4 Principal  Reduction  Amount for such  Distribution
Date over the Realized Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.

         REMIC II:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II Regular Interest SB-PO: A separate  non-certificated  beneficial  ownership  interest in
REMIC II  issued  hereunder  and  designated as a REMIC II Regular  Interest.  REMIC II  Regular  Interest
SB-PO shall have no entitlement to interest,  and shall be entitled to distributions of principal  subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the initial  Certificate  Principal
Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

         REMIC II Regular Interest SB-IO: A separate  non-certificated  beneficial  ownership  interest in
REMIC II  issued  hereunder  and  designated as a REMIC II Regular  Interest.  REMIC II  Regular  Interest
SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC II  Regular  Interests:  REMIC II  Regular  Interests  SB-IO and SB-PO,  together  with the regular interests in REMIC II represented by the Class A Certificates and Class M  Certificates  exclusive of the rights of such  Certificates  to payments of Basis Risk Shortfall  Amounts and to payments  derived from the Yield Maintenance Agreement.

         REMIC  Administrator:  Residential  Funding  Corporation.  If Residential  Funding Corporation is
found by a court of  competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as REMIC
Administrator  under this  Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall  appoint  a  successor  REMIC  Administrator,  subject  to  assumption  of the  REMIC  Administrator obligations under this Agreement.

         REMIC  Provisions:  Provisions  of the federal  income tax law  relating to real estate  mortgage investment  conduits,  which  appear at Sections  860A  through  860G of  Subchapter M of Chapter 1 of the
Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not  inconsistent with such  temporary or final  regulations,  proposed  regulations)  and  published  rulings,  notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition  by the  Master  Servicer  on behalf of the  Trustee  for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO Property,  a determination by the Master Servicer that it has  received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments  and  recoveries  (including  proceeds of a final sale) which the Master  Servicer  expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  With respect to any REO Property,  for any period,  an amount  equivalent to  interest  (at a rate equal to the Net  Mortgage  Rate that would have been  applicable  to the related
Mortgage  Loan had it been  outstanding)  on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including, without  limitation,  proceeds  from the rental of the related  Mortgaged  Property)  which  proceeds  are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master Servicer on behalf of the Trust Fund for the  benefit  of the  Certificateholders  through  foreclosure  or deed  in  lieu  of  foreclosure  in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any Mortgage Loan that (a) has been subject to an interest rate  reduction,  (b) has been subject to a term  extension or (c) has had amounts  owing on such Mortgage
Loan  capitalized by adding such amount to the Stated Principal  Balance of such Mortgage Loan;  provided, however,  that a Mortgage Loan modified in accordance  with (a) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in  payments  of principal  and  interest  for six  months  since  the  date of such  modification  if that  interest  rate reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for release,  the form of which is attached as Exhibit G  hereto, or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage  Loan,  any insurance  policy which is required  to be  maintained  from time to time under this  Agreement,  the  Program  Guide or the  related
Subservicing Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution Date, (a) prior to the
Stepdown Date, an amount equal to 4.75% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the  Cut-off  Date,  (b) on or after the  Stepdown  Date if a Trigger  Event is not in  effect,  the greater of (i) an amount  equal to 9.50% of the  aggregate  outstanding  Stated  Principal  Balance of the
Mortgage  Loans  after  giving  effect  to  distributions  made on that  Distribution  Date  and  (ii) the
Overcollateralization  Floor and (c) on or after the  Stepdown  Date if a Trigger  Event is in effect,  an amount equal to the Required  Overcollateralization  Amount from the  immediately  preceding  Distribution
Date.  The  Required  Overcollateralization  Amount  may be reduced  so long as  written  confirmation  is obtained from each Rating Agency that such  reduction  shall not reduce the ratings  assigned to any Class of  Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

         Residential Funding:  Residential Funding Corporation,  a Delaware  corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate Trust
Department of the Trustee,  including any Senior Vice President,  any Vice  President,  any Assistant Vice
President,  any Assistant  Secretary,  any Trust Officer or Assistant Trust Officer,  or any other officer of the Trustee, in each case with direct responsibility for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Securitization  Transaction:  Any  transaction  involving  a sale or other  transfer  of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly  offered or privately placed, rated or unrated mortgage-backed securities.

         Seller:  With respect to any Mortgage Loan, a Person,  including any  Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the seller  contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

         Senior  Enhancement  Percentage:  For  any  Distribution  Date,  the  fraction,  expressed  as  a percentage,  the numerator of which is the sum of (i) the aggregate  Certificate  Principal Balance of the
Class M  Certificates and (ii) the  Overcollateralization  Amount,  in each case prior to the distribution of the  Principal  Distribution  Amount  on such  Distribution  Date and the  denominator  of which is the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection  with a default,  delinquency or other  unanticipated  event by the Master Servicer or a Subservicer  in the  performance  of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation,  restoration  and protection of a Mortgaged  Property or, with respect to a cooperative  loan,  the related  cooperative  apartment,  (ii) any  enforcement  or judicial  proceedings, including  foreclosures,  including any expenses  incurred in relation to any such proceedings that result from the Mortgage Loan being  registered on the MERS® System,  (iii) the management and liquidation of any
REO  Property,   (iv)  any  mitigation  procedures  implemented  in  accordance  with  Section 3.07,   and
(v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14,  including,  if the
Master  Servicer  or any  Affiliate  of the Master  Servicer  provides  services  such as  appraisals  and brokerage  services  that are  customarily  provided by Persons  other than  servicers of mortgage  loans, reasonable compensation for such services.

         Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

         Servicing  Fee:  With  respect  to any  Mortgage  Loan and  Distribution  Date,  the fee  payable monthly to the Master  Servicer  in respect of master  servicing  compensation  that  accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated  Principal  Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated  on the
Mortgage  Loan  Schedule  as the "MSTR SERV FEE," as may be  adjusted  with  respect to  successor  Master
Servicers as provided in  Section 7.02,  which rate shall never be greater than the Mortgage  Rate of such
Mortgage Loan.

         Servicing  Modification:  Any  reduction of the  interest  rate on or the  outstanding  principal balance  of a Mortgage  Loan,  any  extension  of the final  maturity  date of a  Mortgage  Loan,  and any increase to the Stated  Principal  Balance of a Mortgage  Loan by adding to the Stated  Principal  Balance unpaid  principal and interest and other  amounts owing under the Mortgage  Loan, in each case pursuant to a  modification  of a Mortgage  Loan that is in  default,  or for  which,  in the  judgment  of the Master
Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master  Servicer  involved  in, or  responsible  for, the administration  and servicing of the Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers  furnished to the Trustee by the Master Servicer on the Closing Date, as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With  respect  to any  Distribution  Date and the  Mortgage
Loans, the arithmetic  average,  for each of the three  Distribution  Dates ending with such  Distribution
Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated Principal Balance of the  Mortgage  Loans that are 60 or more days  delinquent  in payment of  principal  and interest for that
Distribution  Date,  including  Mortgage  Loans in  foreclosure  and REO,  over (y) the  aggregate  Stated
Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Standard  &  Poor's:   Standard  &  Poor's  Ratings  Services,  a  division  of  The  McGraw-Hill
Companies, Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of  determination,  (i) the sum of (a) the Cut-off Date  Principal  Balance of the Mortgage  Loan and
(b) any amount by which the Stated Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments due with  respect to such  Mortgage  Loan or REO  Property  during each Due Period  ending with the Due Period relating  to the most recent  Distribution  Date which were  received or with  respect to which an Advance was made,  (b) all Principal  Prepayments  with respect to such  Mortgage  Loan or REO  Property,  and all
Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master Servicer as  recoveries  of principal in  accordance  with Section 3.14 with respect to such  Mortgage  Loan or REO
Property,  in each case which were  distributed  pursuant  to Section  4.02 on any  previous  Distribution
Date,   and  (c)  any  Realized  Loss   incurred   with  respect  to  such  Mortgage  Loan   allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  That  Distribution  Date which is the  earlier to occur of (a) the  Distribution
Date immediately  succeeding the Distribution  Date on which the aggregate  Certificate  Principal Balance of the Class A  Certificates  has been reduced to zero and (b) the later to occur of (i) the  Distribution
Date in September 2009 and (ii) the first  Distribution  Date on which the Senior  Enhancement  Percentage is equal to or greater than 49.50%.

         Subordination:  The provisions  described in Section 4.05  relating to the allocation of Realized
Losses.

         Subordination  Percentage:  With  respect  to each  Class of  Class A  Certificates  and  Class M
Certificates, the respective percentage set forth below.

                                          Subordination
                      Class                Percentage
                     ________            ________________
                        A                    50.50%
                       M-1                   59.40%
                       M-2                   68.10%
                       M-3                   72.40%
                       M-4                   76.40%
                       M-5                   80.10%
                       M-6                   82.60%
                       M-7                   85.40%
                       M-8                   87.60%
                       M-9                   90.50%

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master Servicer
(net of any related  expenses  permitted to be reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master  Servicer to cover estimated  expenses  (including,  but not limited to,  recoveries in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable
Seller's  Agreement  and  assigned to the  Trustee  pursuant to  Section 2.04)  specifically  related to a
Mortgage  Loan that was the  subject of a Cash  Liquidation  or an REO  Disposition  prior to the  related
Prepayment Period and that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference  thereto,  is subject to a Subservicing Agreement.

         Subservicer:  Any  Person  with  whom  the  Master  Servicer  has  entered  into  a  Subservicing
Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related  Subservicer (net of its  Subservicing  Fee) pursuant to the Subservicing
Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any Subservicer relating  to  servicing  and  administration  of  certain  Mortgage  Loans as  provided  in  Section 3.02, generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee:  With respect to any  Mortgage  Loan,  the fee payable  monthly to the related
Subservicer  (or, in the case of a  Nonsubserviced  Mortgage  Loan, to the Master  Servicer) in respect of subservicing  and other  compensation  that accrues with  respect to each  Distribution  Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real
Estate Mortgage  Investment Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to
Residual  Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any REMIC hereunder due to its  classification  as a REMIC under the REMIC  Provisions, together  with any and all other  information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed  with the  Internal  Revenue  Service or any other  governmental  taxing authority under any applicable provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Transfer:  Any  direct  or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of assignment of any Ownership Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:   Any  Person  who  is  disposing  by  Transfer  of  any  Ownership   Interest  in  a
Certificate.

         Trigger  Event:  A Trigger Event is in effect with respect to any  Distribution  Date on or after the Stepdown  Date if either (a) the related  Sixty-Plus  Delinquency  Percentage,  as  determined on that
Distribution  Date,  equals or exceeds 32.32% of the Senior  Enhancement  Percentage for that Distribution
Date or (b) on or after the  Distribution  Date in September 2008, the aggregate amount of Realized Losses on the Mortgage  Loans as a  percentage  of the Cut-Off Date  Balance  exceeds the  applicable  amount set forth below:

         September 2008 to August 2009:              1.85% with  respect to  September  2008,  plus an
                                                     additional   1/12th  of  2.30%  for  each   month
                                                     thereafter.

         September 2009 to August 2010:              4.15% with  respect to  September  2009,  plus an
                                                     additional   1/12th  of  2.30%  for  each   month
                                                     thereafter.

         September 2010 to August 2011:              6.45% with  respect to  September  2010,  plus an
                                                     additional   1/12th  of  1.85%  for  each   month
                                                     thereafter.

         September 2011 to August 2012:              8.30% with  respect to  September  2011,  plus an
                                                     additional   1/12th  of  1.00%  for  each   month
                                                     thereafter.

         September 2012 and thereafter:              9.30%.

         Trustee:  As defined in the preamble hereto.

         Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting  of: (i) the  Mortgage
Loans and the related  Mortgage  Files;  (ii) all payments on and  collections  in respect of the Mortgage
Loans due after the Cut-off  Date (other than Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust  Fund;  (iii) property  which  secured a Mortgage  Loan and which has been  acquired  for the benefit  of the  Certificateholders  by  foreclosure  or  deed in lieu of  foreclosure;  (iv)  the  hazard insurance  policies and Primary  Insurance  Policies  pertaining  to the Mortgage  Loans,  if any; (v) the
Yield Maintenance Agreement; and (vi) all proceeds of clauses (i) through (v) above.

         Uncertificated  Accrued  Interest:  With  respect  to  any  REMIC  I  Regular  Interest  for  any
Distribution Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate for such
Distribution  Date,  accrued  on  its   Uncertificated   Principal  Balance   immediately  prior  to  such
Distribution Date.  Uncertificated  Accrued Interest for the REMIC I Regular Interests shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.  For purposes of  calculating  the amount of
Uncertificated  Accrued  Interest  for the  REMIC I  Regular  Interests  for any  Distribution  Date,  any
Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not  covered by  Compensating
Interest)  relating to the  Mortgage  Loans for any  Distribution  Date shall be  allocated  among REMIC I
Regular Interests LT1, LT2, LT3 and LT4 pro rata, based on, and to the extent of,  Uncertificated  Accrued
Interest,  as calculated without  application of this sentence.  Uncertificated  Accrued Interest on REMIC
II  Regular  Interest  SB-PO  shall  be  zero.   Uncertificated  Accrued  Interest  on  REMIC  II  Regular
Interest SB-IO  for each  Distribution  Date shall equal  Accrued  Certificate  Interest  for the Class SB
Certificates.

         Uncertificated   Principal  Balance:  The  principal  amount  of  any  REMIC I  Regular  Interest outstanding  as of any  date of  determination.  The  Uncertificated  Principal  Balance  of each  REMIC I
Regular  Interest shall never be less than zero.  With respect to the REMIC II Regular  Interest SB-PO the initial amount set forth with respect  thereto in the  Preliminary  Statement as reduced by  distributions deemed made in respect thereof  pursuant to Section 4.02  and Realized Losses  allocated  thereto pursuant to Section 4.05.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to any  Distribution  Date and (i) REMIC
I Regular  Interests LT1 and LT2, the weighted  average of the Net Mortgage  Rates of the Mortgage  Loans,
(ii) REMIC I Regular  Interest  LT3,  zero  (0.00%),  and (iii) REMIC I Regular  Interest  LT4,  twice the weighted average of the Net Mortgage Rates of the Mortgage Loans.

         Uniform  Single  Attestation  Program  for  Mortgage  Bankers:  The  Uniform  Single  Attestation
Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage  such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  (treated as a corporation or  partnership  for United States federal income tax purposes)
created or organized in, or under the laws of, the United States,  any state  thereof,  or the District of
Columbia (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity  treated as a partnership  for United States  federal income tax purposes shall be treated as a United  States  Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a corporation  for United States  federal  income tax purposes are required by the  applicable  operative  agreement to be United  States  Persons,  or an estate that is described in
Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         Voting  Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting  Rights shall be allocated  among Holders of the Class A
Certificates and Class M  Certificates,  in proportion to the outstanding  Certificate  Principal Balances of their  respective  Certificates;  1% of all of the Voting  Rights  shall be allocated to the Holders of the  Class SB  Certificates,  and 1% of all of the Voting  Rights shall be allocated to the Holders of the
Class R  Certificates;  in each case to be allocated among the  Certificates  of such Class in  accordance with their respective Percentage Interests.

         Yield  Maintenance  Agreement:  The  confirmation,  dated as of the  Closing  Date,  between  the
Trustee,  on behalf of the Trust  Fund,  and the Yield  Maintenance  Agreement  Provider,  relating to the
Class A  Certificates  and  Class M  Certificates  or any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

         Yield Maintenance  Agreement Payment:  For any Distribution Date, the payment,  if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

         Yield Maintenance  Agreement  Provider:  HSBC Bank USA,  National  Association and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

         Yield  Maintenance  Agreement  Shortfall Amount:  For any Distribution  Date, the amount, if any, by which the payment on the Class A Certificates and Class M  Certificates  pursuant to Section 4.02(c) is paid from the Yield  Maintenance  Agreement  Payment for such Distribution Date pursuant to the provisions thereof or would have been so paid but for the  failure of the Yield  Maintenance  Agreement  Provider  to make a payment required under the Yield Maintenance Agreement.

         Yield  Maintenance  Agreement  Shortfall  Carry-Forward  Amount:  For any Distribution  Date, the
aggregate Yield Maintenance  Agreement  Shortfall Amounts for prior  Distribution  Dates to the extent not reimbursed to the Class SB Certificates pursuant to Section 4.02(c)(x).

         Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any
Interest  Accrual  Period will be  determined  as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate
Adjustment  Date,  or if  such  LIBOR  Rate  Adjustment  Date is not a  Business  Day,  then  on the  next succeeding  Business  Day,  LIBOR shall be  established  by the Trustee  and, as to any  Interest  Accrual
Period,  will equal the rate for one month  United  States  dollar  deposits  that appears on the Telerate
Screen Page 3750 as of 11:00 a.m.,  London time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen
Page 3750" means the display  designated as page 3750 on the Bridge  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major  banks).  If such rate does not appear on such page (or such other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR shall be so  established  by use of such other  service  for  displaying  LIBOR  or  comparable  rates  as may be  selected  by the  Trustee  after consultation  with the Master  Servicer),  the rate will be the Reference Bank Rate.  The "Reference  Bank
Rate" will be  determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the reference  banks  (which  shall be any three major banks that are  engaged in  transactions  in the London interbank market,  selected by the Trustee after  consultation with the Master Servicer) as of 11:00 a.m.,
London  time,  on the LIBOR  Rate  Adjustment  Date to prime  banks in the London  interbank  market for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the
LIBOR  Certificates  then  outstanding.  The Trustee shall request the principal  London office of each of the  reference  banks to provide a quotation of its rate.  If at least two such  quotations  are provided, the rate will be the  arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations are provided as requested,  the rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation with the Master  Servicer,  as of 11:00 a.m.,  New York City time, on such date for loans in U.S.  Dollars to  leading  European  banks for a period of one month in  amounts  approximately  equal to the  aggregate
Certificate  Principal Balance of the LIBOR  Certificates  then outstanding.  If no such quotations can be obtained,  the rate  will be LIBOR  for the prior  Distribution  Date;  provided  however,  if,  under the priorities  described  above,  LIBOR for a  Distribution  Date  would be based on LIBOR  for the  previous
Distribution Date for the third consecutive  Distribution  Date, the Trustee,  shall select an alternative comparable  index (over  which the Trustee has no  control),  used for  determining  one-month  Eurodollar lending rates that is calculated  and published (or otherwise  made  available) by an  independent  party.
The  establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's  subsequent calculation of the  Pass-Through  Rates  applicable to the LIBOR  Certificates  for the relevant  Interest
Accrual  Period,  in the absence of manifest  error,  will be final and binding.  Promptly  following each
LIBOR  Rate  Adjustment  Date the  Trustee  shall  supply  the  Master  Servicer  with the  results of its determination of LIBOR on such date.  Furthermore,  the Trustee shall supply to any  Certificateholder  so requesting by calling  1-800-934-6802,  the  Pass-Through  Rate on the LIBOR  Certificates for the current and the immediately preceding Interest Accrual Period.

                                                ARTICLE II

                                      CONVEYANCE OF MORTGAGE LOANS;
                                    ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a)      The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse  all the right,  title and  interest of the
Depositor in and to (i) the Mortgage  Loans,  including  all interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments due in the month of the
Cut-off Date); and (ii) all proceeds of the foregoing.

         (b)      In connection  with such  assignment,  and  contemporaneously  with the delivery of this
Agreement,  the  Depositor  delivered  or caused  to be  delivered  hereunder  to the  Trustee,  the Yield
Maintenance  Agreement  (the  delivery  of which  shall  evidence  that the  fixed  payment  for the Yield
Maintenance  Agreement  has been paid and the  Trustee  and the Trust Fund  shall have no further  payment obligation  thereunder and that such fixed payment has been  authorized  hereby),  and except as set forth in Section  2.01(c)  below and  subject to Section  2.01(d)  below,  the  Depositor  does  hereby (1) with respect  to to each  Mortgage  Loan,  deliver  to the  Master  Servicer  (or an  Affiliate  of the  Master
Servicer)  each of the documents or  instruments  described in clause (ii) below (and the Master  Servicer shall hold (or cause  such  Affiliate  to hold) such  documents  or  instruments  in trust for the use and benefit of all present and future  Certificateholders),  (2) with respect to to each MOM Loan, deliver to, and deposit with,  the Trustee,  or the  Custodian,  as the duly  appointed  agent of the Trustee for such
purpose,  the   documents or   instruments  described in  clauses (i) and (v) below, (3)  with respect to
each  Mortgage Loan that is not a  MOM Loan but is  registered  on   the MERS®  System,  deliver  to,  and
deposit  with, the Trustee, or the Custodian, as the duly appointed agent of the Trustee for such purpose, the  documents  or  instruments described  in clauses (i), (iv) and (v) below and (4) with respect to each
Mortgage  Loan that is not a MOM Loan and is not registered on the MERS® System,  deliver to, and deposit with,  the Trustee,  or the  Custodian, as the duly appointed  agent of the Trustee for such purpose,  the documents or  instruments  described in clauses (i), (iii), (iv) and (v) below.

                  (i)      The  original  Mortgage  Note,  endorsed  without  recourse to the order of the
Trustee  and  showing  an  unbroken  chain of  endorsements  from the  originator  thereof  to the  Person endorsing it to the  Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note affidavit  from the related  Seller or  Residential  Funding  stating that the original  Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

                  (ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating  that  the  Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM  Loan,  with evidence of recording  indicated  thereon or a copy of the original  Mortgage  with  evidence of recording indicated thereon.

                  (iii)    The  assignment  (which may be included in one or more blanket  assignments  if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken  chain of title from the  originator  to the Person  assigning it  to the Trustee (or to MERS, if the Mortgage Loan  is registered  on  the MERS® System and  noting the presence of a MIN) with evidence of recordation  noted  thereon or  attached  thereto,  or a copy of such  assignment  or  assignments  of the
Mortgage with evidence of recording indicated thereon.

                  (v)      The original of each  modification,  assumption  agreement  or  preferred  loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification,  assumption  agreement or preferred loan agreement.

         The  Depositor  may,  in  lieu  of  delivering  the  original  of  the  documents  set  forth  in
Section 2.01(b)(iii),  (iv) and (v) (or copies  thereof) to the  Trustee or the  Custodian,  deliver  such documents to the Master  Servicer,  and the Master Servicer shall hold such documents in trust for the use and  benefit  of all  present  and future  Certificateholders  until such time as is set forth in the next sentence.  Within  thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the documents or instruments  set forth in  Section 2.01(b)(iii),  (iv) and (v) (or copies thereof) for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents  with respect to any or all of the  Mortgage  Loans  then  being held by the Master  Servicer,  the Master  Servicer  shall deliver a complete set of such documents to the Trustee or the Custodian,  as duly appointed  agent of the
Trustee.

         (c)      Notwithstanding  the  provisions  of  Section 2.01(b),  in the event that in  connection with any Mortgage  Loan, if the Depositor  cannot  deliver the original of the Mortgage,  any  assignment, modification,  assumption  agreement  or  preferred  loan  agreement  (or copy  thereof  as  permitted  by
Section 2.01(b))  with evidence of recording thereon  concurrently with the execution and delivery of this
Agreement  because of (i) a delay caused by the public recording  office where such Mortgage,  assignment, modification,  assumption  agreement or preferred  loan  agreement as the case may be, has been  delivered for recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related assignments,  the  Depositor  shall  deliver or cause to be  delivered  to the  Trustee or the  respective
Custodian a copy of such  Mortgage,  assignment,  modification,  assumption  agreement or  preferred  loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property  records the  Assignment  referred to in clause  (iii) of  Section 2.01(b),  except (a) in states where,  in an Opinion of Counsel  acceptable  to the Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the  Mortgage,  as  applicable,  as the mortgagee of record solely as nominee for  Residential  Funding and its  successors  and assigns.  If any Assignment is lost or returned unrecorded  to the  Depositor  because of any defect  therein,  the  Depositor  shall prepare a substitute
Assignment  or cure  such  defect,  as the case may be,  and  cause  such  Assignment  to be  recorded  in accordance  with this  paragraph.  The Depositor  shall  promptly  deliver or cause to be delivered to the applicable  person  described  in Section  2.01(b),  any  Assignment  or  substitute  Assignment  (or copy thereof)  recorded in connection with this paragraph,  with evidence of recording  indicated  thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

         If the  Depositor  delivers  to the Trustee or  Custodian  any  Mortgage  Note or  Assignment  of
Mortgage in blank,  the Depositor  shall, or shall cause the Custodian to, complete the endorsement of the
Mortgage Note and the  Assignment of Mortgage in the name of the Trustee in  conjunction  with the Interim
Certification issued by the Custodian, as contemplated by Section 2.02.

         Any of the  items  set  forth  in  Sections  2.01(b)(ii),  (iii),  (iv)  and (v) and  that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In  connection  with the  assignment of any Mortgage  Loan  registered  on the MERS® System,  the
Depositor  further  agrees that it will cause,  at the  Depositor's  own expense,  within 30 Business Days after the Closing Date,  the MERS® System to indicate  that such Mortgage  Loans have been assigned by the
Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or  deleting,  in the case of Mortgage  Loans which are  repurchased  in  accordance  with this
Agreement)  in such computer  files (a) the code in the field which  identifies  the specific  Trustee and
(b) the  code in the  field  "Pool  Field"  which  identifies  the  series of the  Certificates  issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such
Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (d)      It is intended  that the  conveyances  by the  Depositor  to the Trustee of the Mortgage
Loans as provided for in this  Section 2.01  and the  Uncertificated  Regular  Interests be construed as a sale by the Depositor to the Trustee of the Mortgage Loans and the  Uncertificated  Regular  Interests for
the benefit of the  Certificateholders.  Further,  it is not intended  that any such  conveyance be deemed to be a pledge of the Mortgage  Loans and the  Uncertificated  Regular  Interests by the  Depositor to the
Trustee  to  secure a debt or other  obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York
Uniform  Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction;  (b) the conveyances  provided for in this  Section 2.01  shall be deemed to be (1) a grant by the Depositor to the
Trustee of a security  interest  in all of the  Depositor's  right  (including  the power to convey  title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File,  (B) all amounts  payable  pursuant to the Mortgage  Loans in accordance  with the terms thereof,  (C) any  Uncertificated  Regular  Interests and any and all general  intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and  investment  property  and other  property  of whatever kind or description  now existing or hereafter  acquired  consisting of, arising from or relating to any of the  foregoing,  and (D) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities  or other  property and (2) an  assignment by the Depositor to the
Trustee of any security  interest in any and all of Residential  Funding's  right  (including the power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter  acquired,  in and to the property  described in the foregoing  clauses (1)(A),  (B), (C) and (D) granted by Residential  Funding to the Depositor pursuant to the Assignment  Agreement;  (c) the possession by the Trustee,  the Custodian or any  other  agent  of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit, advices of credit,  investment property,  certificated securities or chattel paper shall be deemed to be  "possession  by the secured  party," or  possession  by a purchaser or a person  designated by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant to the  Minnesota  Uniform
Commercial  Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in  effect
(including,  without  limitation,  Sections 8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall  be  deemed  notifications  to,  or  acknowledgments,  receipts  or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Depositor and, at the Depositor's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that,  if this  Agreement  were  deemed  to  create a  security  interest  in the  Mortgage  Loans and the
Uncertificated  Regular Interests and the other property  described above, such security interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the  generality of the foregoing,  the
Depositor  shall  prepare  and  deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the
Depositor,  all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage Loans and the Uncertificated  Regular  Interests,  as evidenced by an Officers'
Certificate of the Depositor,  including  without  limitation (x)  continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of Residential  Funding,  the Depositor or the Trustee  (such  preparation  and filing shall be at the expense of the  Trustee,  if  occasioned  by a change  in the  Trustee's  name),  (2) any  change  of  location  of the  place of  business  or the chief executive  office  of  Residential  Funding  or  the  Depositor,  (3) any  transfer  of  any  interest  of
Residential  Funding  or the  Depositor  in any  Mortgage  Loan or (4) any  transfer  of any  interest  of
Residential Funding or the Depositor in any Uncertificated Regular Interests.

         Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt  (or,  with respect to Mortgage  Loans  subject to a Custodial
Agreement,  and based solely upon a receipt or  certification  executed by the  Custodian,  receipt by the respective  Custodian  as the duly  appointed  agent  of the  Trustee)  of the  documents  referred  to in
Section 2.01(b)(i)  above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an  Assignment  of Mortgage may be in blank) and declares  that it, or the Custodian as its  agent,  holds and will hold such  documents  and the other  documents  constituting  a part of the
Custodial  Files  delivered  to it, or a Custodian  as its agent,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (the Custodian  being so obligated under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each  Custodial  File delivered to it pursuant to  Section 2.01(b)  within 90 days after the Closing Date to ascertain  that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that  such  documents  relate  to  the  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  as supplemented,  that have been  conveyed to it, and to deliver to the Trustee a  certificate  (the "Interim
Certification")  to the effect that all  documents  required to be delivered  pursuant to  Section 2.01(b)
above have been executed and received and that such documents  relate to the Mortgage Loans  identified on the  Mortgage  Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such  Interim
Certification.  Upon  delivery  of the  Custodial  Files by the  Depositor  or the  Master  Servicer,  the
Trustee shall  acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the  Custodian,  receipt by the  respective
Custodian as the duly  appointed  agent of the Trustee) of the  documents  referred to in  Section 2.01(b)
above.

         If the Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a Custodial  File to be missing or  defective,  upon  receipt of  notification  from the  Custodian  as specified in the  succeeding  sentence,  the Trustee  shall  promptly so notify or cause the  Custodian to notify the Master  Servicer and the Depositor.  Pursuant to Section 2.3  of the Custodial  Agreement,  the
Custodian  will notify the Master  Servicer,  the Depositor and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  received by it pursuant to the Custodial  Agreement.  If such omission or defect  materially  and adversely  affects the interests in the related  Mortgage Loan of the  Certificateholders,  the Master  Servicer shall promptly  notify the related  Subservicer  or Seller of such  omission or defect and request  that such  Subservicer  or Seller correct or cure such omission or defect  within 60 days from the date the Master  Servicer was notified of such  omission  or defect  and, if such  Subservicer  or Seller does not correct or cure such  omission or defect  within such period,  that such  Subservicer  or Seller  purchase such Mortgage Loan from the Trust
Fund at its Purchase  Price,  in either case within 90 days from the date the Master Servicer was notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage Loan to be other  than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the  Code,  any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan  shall be  deposited  or caused to be  deposited  by the Master  Servicer  in the
Custodial  Account  maintained by it pursuant to Section 3.07  and, upon receipt by the Trustee of written notification  of such  deposit  signed  by a  Servicing  Officer,  Master  Servicer,  the  Trustee  or the
Custodian,  as the case may be, shall release the contents of any related  Mortgage File in its possession and the Trustee  shall  execute and deliver such  instruments  of transfer or  assignment  prepared by the
Master  Servicer,  in each case without  recourse,  as shall be necessary  to vest in the  Subservicer  or
Seller or its  designee,  as the case may be, any Mortgage Loan released  pursuant  hereto and  thereafter such  Mortgage  Loan  shall  not be  part  of  the  Trust  Fund.  In  furtherance  of  the  foregoing  and
Section 2.04,  if the Subservicer or Seller or Residential  Funding that  repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS® System,  the Master Servicer,  at its own
expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an assignment of the  Mortgage in  recordable  form to transfer  the Mortgage  from MERS to such  Subservicer  or Seller or
Residential  Funding and shall cause such Mortgage to be removed from  registration on the MERS® System in accordance  with MERS' rules and  regulations.  It is  understood  and agreed that the  obligation  of the
Subservicer  or Seller,  to so cure or  purchase  any  Mortgage  Loan as to which a material  and  adverse defect in or omission of a constituent  document exists shall  constitute the sole remedy  respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                           Depositor.

         (a)      The Master  Servicer  hereby  represents  and warrants to the Trustee for the benefit of the Certificateholders that:

                  (i)      The Master Servicer is a corporation  duly organized,  validly  existing and in good standing  under the laws  governing  its creation and existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)     The  execution  and delivery of this  Agreement by the Master  Servicer and its performance  and  compliance  with the terms of this  Agreement  will not  violate  the Master  Servicer's
Certificate of Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default) under, or result in the material breach of, any  material  contract,  agreement  or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii)    This  Agreement,  assuming  due  authorization,  execution  and delivery by the
Trustee and the  Depositor,  constitutes a valid,  legal and binding  obligation  of the Master  Servicer, enforceable against it in accordance with the terms hereof subject to applicable  bankruptcy,  insolvency, reorganization,  moratorium and other laws affecting the  enforcement of creditors'  rights  generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv)     The Master  Servicer is not in default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency, which  default  might  have  consequences  that  would  materially  and  adversely  affect  the  condition
(financial  or other) or operations of the Master  Servicer or its  properties or might have  consequences that would materially adversely affect its performance hereunder;

                  (v)      No  litigation is pending or, to the best of the Master  Servicer's  knowledge, threatened  against  the Master  Servicer  which  would  prohibit  its  entering  into this  Agreement  or performing its obligations under this Agreement;

                  (vi)     The Master  Servicer shall comply in all material  respects in the  performance of this  Agreement  with all  reasonable  rules and  requirements  of each  insurer  under  each  Required
Insurance Policy;

                  (vii)    No information,  certificate of an officer,  statement  furnished in writing or report  delivered to the Depositor,  any Affiliate of the Depositor or the Trustee by the Master  Servicer
will, to the knowledge of the Master  Servicer,  contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii)   The Master  Servicer has  examined  each  existing,  and will examine each new,
Subservicing  Agreement  and is or will be familiar  with the terms  thereof.  The terms of each  existing
Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new
Subservicing Agreements will comply with the provisions of Section 3.02;

                  (ix)     The Master  Servicer is a member of MERS in good  standing,  and will comply in all material  respects  with the rules and  procedures  of MERS in  connection  with the  servicing of the
Mortgage Loans that are registered with MERS; and

                  (x)      The Servicing  Guide of the Master  Servicer  requires that the Subservicer for each  Mortgage  Loan  accurately  and  fully  reports  its  borrower  credit  files to each of the  Credit
Repositories in a timely manner.

It is understood and agreed that the  representations  and  warranties  set forth in this  Section 2.03(a)
shall  survive  delivery  of the  respective  Custodial  Files  to the  Trustee  or  the  Custodian.  Upon
discovery by either the Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any representation  or warranty set forth in this  Section 2.03(a)  which materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party  discovering  such breach shall give prompt  written  notice  to the  other  parties  (the  Custodian  being  so  obligated  under a  Custodial
Agreement).  Within  90 days  of its  discovery  or its  receipt  of notice  of such  breach,  the  Master
Servicer  shall  either (i) cure such  breach in all  material  respects  or (ii) to the extent  that such breach is with respect to a Mortgage  Loan or a related  document,  purchase  such  Mortgage Loan from the
Trust  Fund at the  Purchase  Price and in the  manner  set forth in  Section 2.02;  provided  that if the
breach  would  cause  the  Mortgage  Loan  to  be  other  than  a  "qualified   mortgage"  as  defined  in
Section 860G(a)(3)  of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such
Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this  Section 2.03(a)  available  to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.

         (b)      The  Depositor  hereby  represents  and  warrants  to the Trustee for the benefit of the
Certificateholders  that as of the  Closing  Date (or, if  otherwise  specified  below,  as of the date so specified):  (i) immediately  prior to the conveyance of the Mortgage Loans to the Trustee,  the Depositor
had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien, encumbrance  or security  interest  (other than rights to  servicing  and related  compensation)  and such conveyance  validly  transfers  ownership  of the  Mortgage  Loans to the  Trustee  free and  clear of any pledge,  lien,  encumbrance  or security  interest;  and (ii) each Mortgage  Loan  constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

         It is  understood  and  agreed  that  the  representations  and  warranties  set  forth  in  this
Section 2.03(b) shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by any of the Depositor,  the Master  Servicer,  the Trustee or the Custodian of a
breach of any of the  representations  and warranties set forth in this  Section 2.03(b)  which materially and  adversely  affects  the  interests  of  the  Certificateholders  in  any  Mortgage  Loan,  the  party discovering  such breach shall give prompt  written  notice to the other parties (the  Custodian  being so obligated  under  a  Custodial  Agreement);  provided,  however,  that in the  event  of a  breach  of the representation  and warranty set forth in  Section 2.03(b)(ii),  the party  discovering  such breach shall give such  notice  within  five days of  discovery.  Within 90 days of its  discovery  or its  receipt  of notice of breach,  the  Depositor  shall  either (i) cure such  breach in all  material  respects  or (ii)
purchase  such  Mortgage  Loan from the Trust  Fund at the  Purchase  Price and in the manner set forth in
Section 2.02;  provided  that the  Depositor  shall have the option to  substitute a Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following the
Closing  Date;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a
"qualified  mortgage"  as defined  in  Section 860G(a)(3)  of the Code,  any such  cure,  substitution  or repurchase  must occur  within 90 days from the date such  breach was  discovered.  Any such  substitution shall be effected by the Depositor  under the same terms and  conditions as provided in  Section 2.04  for substitutions  by  Residential  Funding.  It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach  available to the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing, the  Depositor  shall not be required to cure  breaches or purchase or  substitute  for Mortgage  Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

         Section 2.04.     Representations and Warranties of Sellers.

         The  Depositor,  as  assignee of  Residential  Funding  under the  Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its right, title and interest in respect of the  Assignment  Agreement  applicable to a Mortgage Loan as and to the extent set forth in the
Assignment  Agreement.  Insofar as the Assignment  Agreement relates to the representations and warranties made by  Residential  Funding in respect of such Mortgage Loan and any remedies  provided  thereunder  for any breach of such  representations and warranties,  such right, title and interest may be enforced by the
Master  Servicer  on  behalf  of the  Trustee  and  the  Certificateholders.  Upon  the  discovery  by the
Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any of the  representations and  warranties  made in the  Assignment  Agreement in respect of any Mortgage  Loan or of any  Repurchase
Event which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage
Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (the
Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer shall promptly  notify
Residential  Funding of such breach or Repurchase  Event and request that  Residential  Funding either (i)
cure such breach or  Repurchase  Event in all  material  respects  within 90 days from the date the Master
Servicer was notified of such breach or  Repurchase  Event or  (ii) purchase  such  Mortgage Loan from the
Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

         Upon the  discovery by the  Depositor,  the Master  Servicer,  the Trustee or the  Custodian of a
breach of any of such  representations and warranties set forth in the Assignment  Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the  Certificateholders  in such
Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties
(the  Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer  shall  promptly notify  Residential  Funding of such breach of a  representation  or warranty set forth in the  Assignment
Agreement  and request  that  Residential  Funding  either (i) cure such breach in all  material  respects within 90 days from the date the  Master  Servicer  was  notified  of such  breach or (ii)  purchase  such
Mortgage  Loan from the Trust Fund  within 90 days of the date of such  written  notice of such  breach at the Purchase Price and in the manner set forth in Section 2.02;  provided that  Residential  Funding shall have the option to  substitute a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the
Code,  any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.
If the  breach  of  representation  and  warranty  that  gave  rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement was the  representation  and warranty set forth in clause  (xlvii) of Section 4  thereof,  then the Master  Servicer shall request that
Residential  Funding pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually incurred and paid out of or on behalf  of the Trust  Fund,  and that  directly  resulted  from such  breach,  or if incurred  and paid by the Trust  Fund  thereafter,  concurrently  with  such  payment.  In the event  that
Residential  Funding  elects to  substitute a Qualified  Substitute  Mortgage  Loan or Loans for a Deleted
Mortgage  Loan  pursuant to this  Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified  Substitute Mortgage Loan or Loans, the original  Mortgage  Note, the Mortgage,  an Assignment of the Mortgage in recordable  form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by
Section 2.01.  No substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments  due with  respect  to  Qualified  Substitute  Mortgage  Loans  in the  month of substitution  shall  not be part of the  Trust  Fund and  will be  retained  by the  Master  Servicer  and remitted by the Master  Servicer to  Residential  Funding on the next  succeeding  Distribution  Date. For the month of substitution,  distributions to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan. The Master  Servicer shall amend or cause to be amended  the  Mortgage  Loan  Schedule  for the  benefit of the  Certificateholders  to reflect  the removal of such Deleted  Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or
Loans and the Master  Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the Trustee.  Upon such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms of this
Agreement and the related Subservicing  Agreement in all respects,  Residential Funding shall be deemed to have made the  representations  and  warranties  with respect to the  Qualified  Substitute  Mortgage Loan
(other  than those of a  statistical  nature)  contained  in the  Assignment  Agreement  as of the date of substitution,  and the covenants,  representations  and warranties set forth in this Section 2.04,  and in
Section 2.03(b) hereof.

         In connection with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer  shall  determine the amount (if any) by which the aggregate  principal  balance  of  all  such  Qualified  Substitute  Mortgage  Loans  as of  the  date  of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted Mortgage Loans (in each  case  after  application  of the  principal  portion  of the  Monthly  Payments  due in the month of substitution  that  are  to be  distributed  to the  Certificateholders  in the  month  of  substitution).
Residential  Funding  shall  deposit or cause the related  Seller to deposit the amount of such  shortfall into the Custodial  Account on the day of substitution,  without any reimbursement  therefor.  Residential
Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied  by an Officers'  Certificate as to the calculation of such shortfall and (subject to  Section 10.01(f)) by an
Opinion of Counsel to the effect that such  substitution  will not cause (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"
under   Section 860F(a)(1)   of  the  Code  or  on   "contributions   after  the   startup   date"   under
Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a
REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of  Residential  Funding to cure such breach or purchase (and in the case of  Residential  Funding to substitute  for) such Mortgage Loan as to which such a  breach  has  occurred  and is  continuing  and to make  any  additional  payments  required  under  the
Assignment  Agreement in connection with a breach of the  representation and warranty in clause (xlvii) of
Section 4   thereof  shall   constitute  the  sole  remedy   respecting  such  breach   available  to  the
Certificateholders  or the  Trustee  on  behalf  of the  Certificateholders.  If the  Master  Servicer  is
Residential  Funding,  then the Trustee shall also have the right to give the notification and require the purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a  representation  or warranty made by  Residential  Funding in the  Assignment  Agreement.  In connection with the purchase of or  substitution  for any such  Mortgage  Loan by  Residential  Funding,  the Trustee shall  assign to  Residential  Funding all of the  Trustee's  right,  title and interest in respect of the
Assignment Agreement applicable to such Mortgage Loan.

         Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC-I Regular
                           Interests.

         (a)      The Trustee  acknowledges  the  assignment to it of the Mortgage  Loans and the delivery of the Custodial Files to it, or the Custodian on its behalf,  subject to any exceptions  noted,  together with the  assignment  to it of all other  assets  included in the Trust  Fund,  receipt of which is hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the Trustee,  pursuant to the written  request of the Depositor  executed by an officer of the Depositor,  has executed and caused to be authenticated  and  delivered  to or upon the  order  of the  Depositor  the  Certificates  in  authorized denominations which evidence ownership of the entire Trust Fund.

         (b)      The  Depositor,  concurrently  with the  execution  and  delivery  hereof,  does  hereby transfer,  assign,  set over and otherwise  convey in trust to the Trustee without recourse all the right, title and  interest  of the  Depositor  in and to the  REMIC I  Regular  Interests  for the benefit of the holders  of  the  Regular  Certificates  and  Component  II of  the  Class  R  Certificates.  The  Trustee
acknowledges  receipt of the REMIC I  Regular  Interests (each of which are  uncertificated)  and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit  of the  holders of the
Regular  Certificates and Component II of the Class R Certificates.  The interests  evidenced by Component
II of the Class R Certificates,  together with the Regular Certificates,  constitute the entire beneficial ownership interest in REMIC II.

         Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

          (a)     to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

          (b)     to enter into and perform its obligations under this Agreement;

          (c)     to engage in those  activities that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (d)     subject to compliance  with this  Agreement,  to engage in such other  activities as may be required in  connection  with  conservation  of the Trust Fund and the making of  distributions  to the
Certificateholders.

         The  trust is  hereby  authorized  to engage in the  foregoing  activities.  Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing  or other  than as  required  or  authorized  by the  terms  of this  Agreement  while  any
Certificate  is  outstanding,  and this  Section 2.06  may not be  amended,  without  the  consent  of the
Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

         Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the Master Servicer and the Trustee hereby agree that,  notwithstanding any other express  or  implied  agreement  to the  contrary,  any  and all  Persons,  and  any of  their  respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions, to any and all  Persons,  without  limitation  of any kind,  the tax  treatment  and tax  structure of the transaction  and all materials of any kind  (including  opinions or other tax analyses)  that are provided to any of them relating to such tax  treatment  and tax  structure.  For purposes of this  paragraph,  the terms "tax," "tax treatment,"  "tax structure," and "tax benefit" are defined under Treasury  Regulation §
1.6011-4(c).

                                               ARTICLE III

                              ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this  Agreement and the respective  Mortgage  Loans,  following  such  procedures as it would employ in its good  faith  business  judgment  and  which are  normal  and usual in its  general  mortgage servicing  activities,  and shall have full power and authority,  acting alone or through  Subservicers as provided  in  Section 3.02,  to do any  and all  things  which  it may  deem  necessary  or  desirable  in connection  with such  servicing and  administration.  Without  limiting the  generality of the foregoing, the Master  Servicer in its own name or in the name of a Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the Trustee or any of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial or full  release or discharge,  or of consent to assumption or modification in connection  with a proposed  conveyance,  or of assignment  of any Mortgage and Mortgage  Note in  connection  with the  repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the modification or re-recording of a Mortgage for the purpose of  correcting  the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in  lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of  judicial  or  non-judicial foreclosure,  the  conveyance  of a Mortgaged  Property to the related  insurer,  the  acquisition  of any property  acquired  by  foreclosure  or deed in lieu of  foreclosure,  or the  management,  marketing  and conveyance of any property  acquired by  foreclosure  or deed in lieu of  foreclosure  with respect to the
Mortgage Loans and with respect to the Mortgaged  Properties.  The Master  Servicer  further is authorized and empowered by the Trustee, on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be, believes it is  appropriate  in its best judgment to register any Mortgage  Loan on the MERS® System,  or cause the removal  from the  registration  of any Mortgage  Loan on the MERS®  System,  to execute and  deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its  successors  and assigns.  Any expenses  incurred in connection with the actions  described in the preceding  sentence shall be borne by the Master Servicer in accordance with  Section 3.16(c),  with no right of  reimbursement;  provided,  that if, as a result of
MERS  discontinuing  or becoming  unable to continue  operations in connection  with the MERS® System,  it becomes  necessary to remove any Mortgage  Loan from  registration  on the MERS® System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related  expenses shall be reimbursable to the Master  Servicer as set forth in  Section 3.10(a)(ii).  Notwithstanding  the foregoing,  subject to
Section 3.07(a),  the Master Servicer shall not permit any modification  with respect to any Mortgage Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001 of the Code and any  proposed,  temporary  or final  regulations  promulgated  thereunder  (other  than in connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to  Section 3.13(d)  hereof) and cause any REMIC created  hereunder to fail to qualify as a REMIC  under the Code.  The Trustee  shall  furnish  the Master  Servicer  with any powers of attorney  and other  documents  necessary  or  appropriate  to enable the Master  Servicer  to service and administer  the  Mortgage  Loans.  The  Trustee  shall not be liable  for any  action  taken by the Master
Servicer or any  Subservicer  pursuant to such powers of attorney or other  documents.  In  servicing  and
administering  any   Nonsubserviced   Mortgage  Loan,  the  Master  Servicer  shall,  to  the  extent  not inconsistent  with this  Agreement,  comply with the Program  Guide as if it were the  originator  of such
Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

         If the Mortgage  relating to a Mortgage  Loan did not have a lien senior to the Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not  consent to the placing of a lien senior to that of the  Mortgage on the related  Mortgaged  Property.
If the  Mortgage  relating  to a  Mortgage  Loan had a lien  senior to the  Mortgage  Loan on the  related
Mortgaged  Property as of the Cut-off Date,  then the Master  Servicer,  in such capacity,  may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

                  (i)      (A)      the Mortgagor's  debt-to-income  ratio resulting from such refinancing is less than the original  debt-to-income  ratio as set forth on the  Mortgage  Loan  Schedule;  provided, however,  that in no instance shall the resulting Combined  Loan-to-Value  Ratio ("Combined  Loan-to-Value
Ratio") of such Mortgage Loan be higher than that permitted by the Program Guide; or

                           (B)      the resulting  Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however,  if such refinanced  mortgage loan is a "rate and term" mortgage loan (meaning,  the Mortgagor does not receive any cash from the  refinancing),  the  Combined  Loan-to-Value  Ratio may increase to the extent of either (x)
the  reasonable  closing  costs of such  refinancing  or (y) any  decrease  in the  value  of the  related
Mortgaged Property, if the Mortgagor is in good standing as defined by the Program Guide;

                  (ii)     the interest rate, or, in the case of an adjustable  rate existing senior lien, the  maximum  interest  rate,  for the loan  evidencing  the  refinanced  senior lien is no more than 2.0%
higher than the interest rate or the maximum  interest  rate,  as the case may be, on the loan  evidencing the existing senior lien immediately prior to the date of such refinancing;  provided,  however (A) if the loan  evidencing the existing  senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced  senior lien has a fixed rate,  then the current  interest rate on the loan evidencing  the  refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing the existing  senior lien and (B) if the loan  evidencing the existing  senior lien prior to the date of refinancing  has a fixed rate and the loan  evidencing  the  refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan evidencing the refinanced  senior lien shall be less than or equal to (x) the interest rate on the loan  evidencing  the existing  senior lien prior to the date of refinancing plus (y) 2.0%; and

                  (iii)    the loan  evidencing  the  refinanced  senior  lien is not  subject to negative amortization.

         (b)      The Master  Servicer shall,  to the extent  consistent with the servicing  standards set forth  herein,  take  whatever  actions as may be  necessary to file a claim under or enforce or allow the
Trustee to file a claim under or enforce any title  insurance  policy with  respect to any  Mortgage  Loan including,  without  limitation,  joining in or causing any Seller or  Subservicer  (or any other party in possession  of any title  insurance  policy)  to join in any  claims  process,  negotiations,  actions  or proceedings  necessary  to make a claim  under or  enforce  any title  insurance  policy.  Notwithstanding anything in this  Agreement to the  contrary,  the Master  Servicer  shall not (unless the Mortgagor is in default  with respect to the  Mortgage  Loan or such  default is, in the judgment of the Master  Servicer, reasonably  foreseeable)  make or  permit  any  modification,  waiver,  or  amendment  of any  term of any
Mortgage  Loan that  would  both  (i) effect  an  exchange  or  reissuance  of such  Mortgage  Loan  under
Section 1001 of the Code (or final,  temporary or proposed Treasury  regulations  promulgated  thereunder)
(other than in connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to  Section 3.13(d)  hereof) and (ii) cause any REMIC formed hereunder  to fail to  qualify  as a REMIC  under  the Code or the  imposition  of any tax on  "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

         (c)      In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any  Affiliate of the Master  Servicer  (i) may perform  services  such as  appraisals  and  brokerage services that are  customarily  provided by Persons other than servicers of mortgage  loans,  and shall be entitled to reasonable  compensation  therefor in accordance  with  Section 3.10  and (ii) may, at its own discretion  and on behalf of the Trustee,  obtain credit  information in the form of a "credit score" from a Credit Repository.

         (d)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely payment of taxes and  assessments  on the  properties  subject to the  Mortgage  Loans shall not,  for the purpose of  calculating  monthly  distributions  to the  Certificateholders,  be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (e)      The  Master  Servicer  may enter  into one or more  agreements  in  connection  with the offering of pass-through  certificates  evidencing interests in one or more of the Certificates  providing for the  payment  by the  Master  Servicer  of  amounts  received  by the  Master  Servicer  as  servicing compensation  hereunder  and required to cover  certain  Prepayment  Interest  Shortfalls  on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

         (f)      The  relationship of the Master  Servicer (and of any successor to the Master  Servicer)
to the Depositor  under this Agreement is intended by the parties to be that of an independent  contractor and not that of a joint venturer, partner or agent.

         (g)      The  Master  Servicer  shall  comply  with the  terms  of  Section 9  of the  Assignment
Agreement.

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                           of Subservicers' Obligations.

         (a)      The Master  Servicer  may  continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the  execution  and delivery of this  Agreement,  and may enter into new Subservicing  Agreements with Subservicers,  for the servicing and administration of all or some of the Mortgage  Loans.  Each  Subservicer  shall be either (i) an institution  the accounts of which are insured by the FDIC or (ii) another  entity that engages in the business of  originating  or servicing mortgage  loans,  and in either case shall be  authorized  to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are situated,  if and to the extent  required by applicable law to enable the Subservicer to perform its obligations  hereunder and under the  Subservicing
Agreement,  and in either  case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage  servicer.
Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain,  as provided in the related
Subservicing  Agreement  and in  Section 3.07,  the  related  Subservicing  Fee from  payments of interest received  on such  Mortgage  Loan after  payment of all  amounts  required  to be  remitted  to the Master
Servicer  in respect of such  Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced  Mortgage
Loan,  the Master  Servicer  shall be entitled to receive and retain an amount  equal to the  Subservicing
Fee from payments of interest.  Unless the context  otherwise  requires,  references in this  Agreement to actions  taken or to be taken by the Master  Servicer in servicing  the  Mortgage  Loans  include  actions taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement
will be upon such terms and conditions as are generally  required by,  permitted by or consistent with the
Program  Guide  and  are  not  inconsistent  with  this  Agreement  and as the  Master  Servicer  and  the
Subservicer  have  agreed.  With the  approval of the Master  Servicer,  a  Subservicer  may  delegate its servicing  obligations to third-party  servicers,  but such  Subservicer  will remain  obligated under the related  Subservicing  Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information and shall not be deemed to limit in any respect the discretion of the
Master Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however, that any such  amendments  or different  forms shall be  consistent  with and not violate the  provisions of either this  Agreement  or the  Program  Guide in a manner  which  would  materially  and  adversely  affect  the interests  of the  Certificateholders.  The Program  Guide and any other  Subservicing  Agreement  entered into between the Master  Servicer and any  Subservicer  shall require the  Subservicer  to accurately  and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         (b)      As part of its servicing activities hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable efforts to enforce the obligations of each  Subservicer  under the  related  Subservicing  Agreement  and of each  Seller  under the  related
Seller's  Agreement,  to the extent that the  non-performance of any such obligation would have a material and adverse  effect on a Mortgage  Loan,  including,  without  limitation,  the  obligation  to purchase a
Mortgage  Loan on account of defective  documentation,  as described in  Section 2.02,  or on account of a breach of a  representation  or warranty,  as  described in  Section 2.04.  Such  enforcement,  including, without limitation,  the legal prosecution of claims,  termination of Subservicing  Agreements or Seller's
Agreements,  as  appropriate,  and the pursuit of other  appropriate  remedies,  shall be in such form and carried  out to such an extent  and at such time as the  Master  Servicer  would  employ in its good faith business  judgment  and which are normal  and usual in its  general  mortgage  servicing  activities.  The
Master  Servicer  shall pay the costs of such  enforcement  at its own  expense,  and shall be  reimbursed therefor only (i) from a general  recovery  resulting from such  enforcement  to the extent,  if any, that such  recovery  exceeds all amounts  due in respect of the related  Mortgage  Loan or (ii) from a specific recovery  of costs,  expenses or  attorneys  fees  against  the party  against  whom such  enforcement  is directed.  For purposes of  clarification  only,  the parties agree that the foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in  connection  with  the  enforcement  of  a  Seller's  obligations  and  are  reimbursable  pursuant  to
Section 3.10(a)(vii).

         Section 3.03.     Successor Subservicers.

         The Master Servicer shall be entitled to terminate any  Subservicing  Agreement that may exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any  limitation by virtue  of this  Agreement;  provided,  however,  that in the  event of  termination  of any  Subservicing
Agreement by the Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer which will be bound by the terms of the related  Subservicing  Agreement.  If the Master Servicer or any Affiliate of
Residential  Funding  acts  as  servicer,  it will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the Master  Servicer  enters into a  Subservicing
Agreement with a successor  Subservicer,  the Master  Servicer  shall use  reasonable  efforts to have the successor  Subservicer  assume  liability for the  representations  and warranties  made by the terminated
Subservicer  in respect of the  related  Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the Master  Servicer may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding any Subservicing  Agreement,  any of the provisions of this Agreement relating to agreements or  arrangements  between the Master  Servicer or a  Subservicer  or reference to actions taken through a  Subservicer  or  otherwise,  the  Master  Servicer  shall  remain  obligated  and liable to the
Trustee,  and  Certificateholders  for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01  without  diminution of such obligation or liability by virtue of such
Subservicing  Agreements or  arrangements  or by virtue of  indemnification  from the  Subservicer  or the
Depositor and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were  servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                           Certificateholders.

         Any  Subservicing  Agreement  that may be entered  into and any other  transactions  or  services relating to the Mortgage  Loans  involving a Subservicer  in its capacity as such and not as an originator shall be deemed to be  between  the  Subservicer  and the  Master  Servicer  alone,  and the  Trustee  and
Certificateholders  shall not be deemed  parties  thereto and shall have no claims,  rights,  obligations, duties or  liabilities  with  respect to the  Subservicer  in its  capacity as such except as set forth in
Section 3.06.  The foregoing  provision shall not in any way limit a  Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

         Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

         (a)      In the event the Master  Servicer shall for any reason no longer be the master  servicer
(including by reason of an Event of Default),  the Trustee, as successor Master Servicer,  its designee or its successor shall  thereupon  assume all of the rights and obligations of the Master Servicer under each
Subservicing  Agreement  that may have been  entered  into.  The Trustee,  its  designee or the  successor servicer for the Trustee  shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement  had been assigned to the assuming  party except that the Master  Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b)      The Master  Servicer  shall,  upon  request  of the  Trustee  but at the  expense of the
Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing
Agreement and the Mortgage  Loans then being  serviced and an accounting of amounts  collected and held by it and otherwise use its best efforts to effect the orderly and  efficient  transfer of each  Subservicing
Agreement to the assuming party.

         Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent  with this  Agreement and the terms and  provisions of any related  Primary  Insurance  Policy, follow such  collection  procedures as it would employ in its good faith  business  judgment and which are normal  and usual in its  general  mortgage  servicing  activities.  Consistent  with the  foregoing,  the
Master  Servicer  or a  Subservicer  may in its  discretion  (subject to the terms and  conditions  of the
Assignment  Agreement)  (i) waive any late payment charge or any prepayment  charge or penalty interest in connection  with the  prepayment  of a Mortgage  Loan and (ii) extend the Due Date for  payments  due on a
Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master  Servicer shall first  determine  that any such waiver or extension  will not impair the  coverage of any related  Primary
Insurance  Policy  or  materially  adversely  affect  the lien of the  related  Mortgage.  Notwithstanding anything in this Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master Servicer shall make timely advances on the related Mortgage Loan during the  scheduled  period  in  accordance  with the  amortization  schedule  of such  Mortgage  Loan  without modification  thereof by reason of such  arrangements  unless  otherwise  agreed to by the  Holders of the
Classes of Certificates affected thereby;  provided,  however, that no such extension shall be made if any advance  would be a  Nonrecoverable  Advance.  Consistent  with the terms of this  Agreement,  the  Master
Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance with any such term or in any manner grant  indulgence to any Mortgagor if in the Master
Servicer's determination such waiver,  modification,  postponement or indulgence is not materially adverse to the interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result absent such  action),  provided,  however,  that the Master  Servicer may not modify  materially or permit any Subservicer to modify any Mortgage Loan,  including  without  limitation any modification  that would change the Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection with the liquidation of the related  Mortgage Loan or except in connection with  prepayments to the extent that  such  reamortization  is not  inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts  owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the
Mortgage Loan, or extend the final  maturity date of such Mortgage  Loan,  unless such Mortgage Loan is in default or, in the  judgment of the Master  Servicer,  such  default is  reasonably  foreseeable.  No such modification  shall reduce the Mortgage Rate on a Mortgage Loan below the greater of  (A) one-half  of the
Mortgage Rate as in effect on the Cut-off Date and  (B) one-half  of the Mortgage Rate as in effect on the date of such  modification,  but not less than the sum of the Servicing Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity  Date.  Also, the aggregate  principal  balance of all  Reportable  Modified  Mortgage
Loans subject to Servicing  Modifications  (measured at the time of the Servicing  Modification  and after giving effect to any Servicing  Modification) can be no more than five percent of the aggregate  principal balance of the Mortgage  Loans as of the Cut-off  Date,  provided,  that such limit may be increased  from time to time if each  Rating  Agency  provides  written  confirmation  that an  increase in excess of that limit will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating Agency. In addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal balance of such  Mortgage  Loan must be fully  amortized  over the term of such  Mortgage  Loan,  and such amounts may be added to the  outstanding  principal  balance of a Mortgage  Loan only once during the life of such Mortgage  Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be implemented in accordance  with the Program Guide and may be implemented  only by  Subservicers  that have been  approved  by the  Master  Servicer  for such  purposes.  In  connection  with any  Curtailment  of a
Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and  practice,  may  permit  the  Mortgage  Loan to be  re-amortized  such that the  Monthly
Payment is recalculated as an amount that will fully amortize the remaining  principal  balance thereof by the original maturity date based on the original Mortgage Rate;  provided,  that such reamortization shall not be  permitted  if it would  constitute  a  reissuance  of the  Mortgage  Loan for  federal  income tax purposes.

         (b)      The Master  Servicer  shall  establish  and  maintain a  Custodial  Account in which the
Master  Servicer  shall  deposit  or  cause  to  be  deposited  on a  daily  basis,  except  as  otherwise specifically  provided  herein,  the  following  payments  and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage  Loans  subsequent to the Cut-off Date (other than in respect of
Monthly Payments due before or in the month of the Cut-off Date):

                  (i)      All payments on account of principal,  including Principal  Prepayments made by
Mortgagors on the Mortgage  Loans and the  principal  component of any  Subservicer  Advance or of any REO
Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (ii)     All  payments  on account of  interest  at the  Adjusted  Mortgage  Rate on the
Mortgage  Loans,  including  the  interest  component  of any  Subservicer  Advance or of any REO Proceeds
received in connection with an REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net of any
related expenses of the Subservicer);

                  (iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03,
2.04 or 4.07  (including  amounts  received from  Residential  Funding  pursuant to the last  paragraph of
Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment
Agreement) and all amounts  required to be deposited in connection  with the  substitution  of a Qualified
Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

                  (v)      Any  amounts  required to be  deposited  pursuant  to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of Monthly  Payments due before or in the month of the Cut-off
Date) and payments or collections  consisting of late payment  charges or assumption fees may but need not be  deposited by the Master  Servicer in the  Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master Servicer may at any time withdraw such amount from the Custodial  Account,  any provision herein to the contrary  notwithstanding.  The Custodial
Account  may  contain  funds that belong to one or more trust  funds  created  for  mortgage  pass-through certificates of other series and may contain other funds  respecting  payments on mortgage loans belonging to the Master  Servicer  or serviced or master  serviced by it on behalf of others.  Notwithstanding  such commingling  of funds,  the Master  Servicer  shall keep  records  that  accurately  reflect  the funds on deposit in the Custodial  Account that have been  identified by it as being  attributable  to the Mortgage
Loans. With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries
and the proceeds of the purchase of any  Mortgage  Loan  pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received in any  calendar  month,  the Master  Servicer may elect to treat such amounts as included in the
Available  Distribution Amount for the Distribution Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer  so elects,  such  amounts  will be deemed to have been  received  (and any related  Realized  Loss  shall be  deemed  to have  occurred)  on the last day of the  month  prior to the receipt thereof.

         (c)      The Master  Servicer  shall use its best  efforts to cause the  institution  maintaining the Custodial Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in
Permitted  Investments  which  shall  mature  not later than the  Certificate  Account  Deposit  Date next following  the date of such  investment  (with the  exception of the Amount Held for Future  Distribution)
and which shall not be sold or disposed of prior to their  maturities.  All income and gain  realized from any such investment shall be for the benefit of the Master Servicer as additional  servicing  compensation and shall be subject to its  withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the  Mortgage
Loans  shall  be  deposited  in the  Custodial  Account  by the  Master  Servicer  out  of its  own  funds immediately as realized.

         (d)      The Master  Servicer  shall give written  notice to the Trustee and the Depositor of any change in the location of the Custodial  Account and the location of the Certificate  Account prior to the use thereof.

         Section 3.08.     Subservicing Accounts; Servicing Accounts.

         (a)      In  those  cases  where a  Subservicer  is  servicing  a  Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master Servicer shall cause the  Subservicer,  pursuant to the  Subservicing
Agreement,  to  establish  and  maintain  one or more  Subservicing  Accounts  which  shall be an Eligible
Account or, if such account is not an Eligible  Account,  shall generally  satisfy the requirements of the
Program  Guide  and  be  otherwise  acceptable  to  the  Master  Servicer  and  each  Rating  Agency.  The
Subservicer  will be  required  thereby  to deposit  into the  Subservicing  Account on a daily  basis all proceeds of Mortgage  Loans  received by the  Subservicer,  less its  Subservicing  Fees and  unreimbursed advances  and  expenses,  to the extent  permitted  by the  Subservicing  Agreement.  If the  Subservicing
Account is not an Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such monies upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit in the
Subservicing  Account  payments  or  collections  in the nature of late  charges or  assumption  fees,  or payments or collections  received in the nature of prepayment  charges to the extent that the  Subservicer is  entitled  to retain  such  amounts  pursuant  to the  Subservicing  Agreement.  On or before  the date specified in the Program Guide,  but in no event later than the  Determination  Date, the Master  Servicer shall cause the Subservicer,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit  in the  Custodial  Account  all funds  held in the  Subservicing  Account  with  respect  to each
Mortgage Loan serviced by such Subservicer  that are required to be remitted to the Master  Servicer.  The
Subservicer will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of  remittance  amounts equal to any scheduled  monthly  installments  of principal and interest less its Subservicing  Fees on any Mortgage Loans for which payment was not received by the  Subservicer.  This obligation  to advance with respect to each  Mortgage  Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such  advances  received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

         (b)      The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master  Servicer for deposit in the Custodial  Account  interest at the Adjusted  Mortgage Rate (or
Modified Net  Mortgage  Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a
Modified  Mortgage  Loan) on any  Curtailment  received by such  Subservicer in respect of a Mortgage Loan from the  related  Mortgagor  during  any month that is to be  applied  by the  Subservicer  to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of  application  of such  Curtailment  to the first day of the  following  month.  Any  amounts  paid by a
Subservicer  pursuant  to the  preceding  sentence  shall be for the  benefit  of the Master  Servicer  as additional  servicing  compensation  and shall be  subject  to its  withdrawal  or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c)      In addition to the Custodial  Account and the Certificate  Account,  the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage
Loans to,  establish  and  maintain  one or more  Servicing  Accounts  and deposit and retain  therein all collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes,  assessments, hazard insurance premiums,  Primary Insurance Policy premiums, if applicable,  or comparable items for the account of the  Mortgagors.  Each  Servicing  Account shall satisfy the  requirements  for a  Subservicing
Account and, to the extent  permitted by the Program  Guide or as is  otherwise  acceptable  to the Master
Servicer,  may also function as a Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage
Loans  from the  Servicing  Accounts  may be made only to effect  timely  payment  of taxes,  assessments, hazard insurance  premiums,  Primary  Insurance Policy premiums,  if applicable,  or comparable  items, to reimburse the Master  Servicer or Subservicer  out of related  collections  for any payments made pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy)  and 3.12(a)  (with  respect to hazard insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest, if required,  to Mortgagors  on balances in the Servicing  Account or to clear and terminate the Servicing
Account at the  termination of this Agreement in accordance  with  Section 9.01  or in accordance with the
Program Guide. As part of its servicing  duties,  the Master Servicer shall,  and the  Subservicers  will, pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors  interest on funds in this account to the extent required by law.

         (d)      The Master Servicer shall advance the payments  referred to in the preceding  subsection that are not timely  paid by the  Mortgagors  or advanced  by the  Subservicers  on the date when the tax, premium  or other cost for which  such  payment is  intended  is due,  but the  Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith  judgment of the Master
Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds,  Liquidation  Proceeds or
otherwise.

         Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that compliance with this Section 3.09  shall make any Class of  Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the
supervisory  agents and  examiners  thereof  access to the  documentation  regarding  the  Mortgage  Loans required  by  applicable  regulations  of the Office of Thrift  Supervision,  such access  being  afforded without  charge  but only  upon  reasonable  request  and  during  normal  business  hours at the  offices designated by the Master  Servicer.  The Master  Servicer shall permit such  representatives  to photocopy any such  documentation and shall provide equipment for that purpose at a charge reasonably  approximating the cost of such photocopying to the Master Servicer.

         Section 3.10.     Permitted Withdrawals from the Custodial Account.

         (a)      The Master Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial  Account of amounts on deposit  therein  pursuant to Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

                  (i)      to make deposits into the Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                  (ii)     to reimburse  itself or the related  Subservicer  for  previously  unreimbursed
Advances,  Servicing  Advances or other  expenses made pursuant to Sections  3.01,  3.07(a),  3.08,  3.11,
3.12(a),  3.14  and  4.04  or  otherwise  reimbursable  pursuant  to the  terms  of this  Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO  Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds  from the purchase of a
Mortgage Loan pursuant to  Section 2.02,  2.03,  2.04 or 4.07) which  represent  (A) Late  Collections  of
Monthly  Payments  for which any such  advance  was made in the case of  Subservicer  Advances or Advances pursuant to  Section 4.04  and  (B) recoveries  of amounts in respect of which such  advances were made in the case of Servicing Advances;

                  (iii)    to pay to itself or the  related  Subservicer  (if not  previously  retained by such  Subservicer)  out of each  payment  received  by the Master  Servicer  on account of  interest  on a
Mortgage Loan as  contemplated  by Sections 3.14 and 3.16,  an amount equal to that  remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not
previously  retained)  which,  when deducted,  will result in the remaining  amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate (or  Modified  Net Mortgage  Rate in the case of a  Modified  Mortgage  Loan) on the  amount  specified  in the  amortization  schedule  of the  related
Mortgage  Loan as the  principal  balance  thereof at the  beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

                  (iv)     to  pay  to  itself  as  additional  servicing  compensation  any  interest  or investment  income earned on funds and other  property  deposited in or credited to the Custodial  Account that it is entitled to withdraw pursuant to Section 3.07(c);

                  (v)      to pay to itself as additional servicing  compensation any Foreclosure Profits,
and  any  amounts   remitted  by  Subservicers  as  interest  in  respect  of  Curtailments   pursuant  to
Section 3.08(b);

                  (vi)     to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Depositor
or any other  appropriate  Person,  as the case may be,  with  respect to each  Mortgage  Loan or property acquired in respect  thereof that has been purchased or otherwise  transferred  pursuant to  Section 2.02,
2.03,  2.04,  4.07  or  9.01,  all  amounts  received  thereon  and  not  required  to be  distributed  to
Certificateholders  as of the date on which the related  Stated  Principal  Balance or  Purchase  Price is determined;

                  (vii)    to reimburse itself or the related  Subservicer for any Nonrecoverable  Advance or  Advances  in the  manner and to the extent  provided  in  subsection  (c)  below,  and any  Advance or
Servicing  Advance  made in  connection  with a  modified  Mortgage  Loan  that is in  default  or, in the judgment of the Master Servicer,  default is reasonably  foreseeable  pursuant to Section 3.07(a),  to the extent the amount of the Advance or  Servicing  Advance was added to the Stated  Principal  Balance of the
Mortgage Loan in a prior calendar month;

                  (viii)   to reimburse itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.01(a),  3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise,  or in connection  with  enforcing  any  repurchase,  substitution  or  indemnification  obligation of any Seller
(other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

                  (ix)     to reimburse  itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in  connection  with the  restoration  of property  damaged by an Uninsured  Cause,  and (b) in connection  with the  liquidation  of a Mortgage Loan or  disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                  (x)      to  withdraw  any  amount  deposited  in the  Custodial  Account  that  was not required to be deposited  therein pursuant to Section 3.07,  including any payoff fees or penalties or any other  additional  amounts  payable to the Master  Servicer  or  Subservicer  pursuant to the terms of the
Mortgage Note.

         (b)      Since, in connection with  withdrawals  pursuant to clauses (ii),  (iii),  (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related
Mortgage Loan,  the Master  Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by
Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial  Account pursuant to such clauses.

         (c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer for any  advance  made in  respect  of a  Mortgage  Loan  that  the  Master  Servicer  determines  to be a
Nonrecoverable   Advance  by  withdrawal  from  the  Custodial  Account  of  amounts  on  deposit  therein attributable  to the Mortgage Loans on any  Certificate  Account  Deposit Date succeeding the date of such determination.  Such  right of  reimbursement  in  respect  of a  Nonrecoverable  Advance  relating  to an
Advance made pursuant to  Section 4.04  on any such  Certificate  Account Deposit Date shall be limited to an amount not  exceeding  the  portion of such  advance  previously  paid to  Certificateholders  (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

         Section 3.11.     Maintenance of Primary Insurance Coverage.

         (a)      The Master  Servicer  shall not take,  or permit  any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which, but for the  actions  of the Master  Servicer  or  Subservicer,  would have been  covered  thereunder.  To the extent  coverage  is  available,  the  Master  Servicer  shall  keep or cause to be kept in full force and effect each such  Primary  Insurance  Policy  until the  principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the Appraised  Value at  origination  in the case of such a Mortgage Loan having a Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off Date and the Master  Servicer had knowledge of such  Primary  Insurance  Policy.  The  Master  Servicer  shall not  cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer canceling  or  refusing  to renew  any  such  Primary  Insurance  Policy  applicable  to a  Mortgage  Loan subserviced  by it,  that is in effect at the date of the  initial  issuance  of the  Certificates  and is required to be kept in force hereunder unless the replacement  Primary  Insurance Policy for such canceled or  non-renewed  policy is maintained  with an insurer whose  claims-paying  ability is acceptable to each
Rating  Agency for mortgage  pass-through  certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating  assigned to the  Certificates  as of the Closing  Date by such
Rating Agency.

         (b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master  Servicer  agrees to present or to cause the related  Subservicer to present,  on behalf of the
Master  Servicer,  the  Subservicer,  if any,  the Trustee and  Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such  reasonable  action as shall be  necessary  to permit  recovery under any Primary Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any
Insurance  Proceeds  collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

         Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

         (a)      The Master  Servicer  shall cause to be maintained for each Mortgage Loan fire insurance with extended  coverage in an amount which is equal to the lesser of the  principal  balance owing on such
Mortgage Loan (together  with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100% of the insurable value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum  amount  required to fully  compensate for any loss or damage on a  replacement  cost  basis.  To the  extent  it may do so  without  breaching  the  related  Subservicing
Agreement,  the Master Servicer shall replace any Subservicer  that does not cause such insurance,  to the extent it is  available,  to be  maintained.  The Master  Servicer  shall also cause to be  maintained  on property acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan, fire insurance with  extended  coverage  in an  amount  which is at least  equal to the  amount  necessary  to avoid  the application of any  co-insurance  clause  contained in the related hazard  insurance  policy.  Pursuant to
Section 3.07,  any amounts  collected by the Master  Servicer under any such policies  (other than amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus acquired or  amounts  released  to the  Mortgagor  in  accordance  with  the  Master  Servicer's  normal  servicing
procedures)   shall  be  deposited  in  the  Custodial   Account,   subject  to  withdrawal   pursuant  to
Section 3.10.  Any cost incurred by the Master  Servicer in maintaining  any such insurance shall not, for the purpose of  calculating  monthly  distributions  to  Certificateholders,  be added to the amount owing under the  Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so  permit.  Such costs shall be  recoverable  by the Master  Servicer  out of related  late  payments by the  Mortgagor or out of
Insurance  Proceeds and Liquidation  Proceeds to the extent  permitted by  Section 3.10.  It is understood and agreed  that no  earthquake  or other  additional  insurance  is to be required  of any  Mortgagor  or maintained  on property  acquired  in respect of a Mortgage  Loan other than  pursuant to such  applicable laws and  regulations  as shall at any time be in force and as shall  require such  additional  insurance.
Whenever  the  improvements  securing  a Mortgage  Loan are  located  at the time of  origination  of such
Mortgage Loan in a federally  designated  special flood hazard area, the Master Servicer shall cause flood insurance (to the extent  available) to be maintained in respect  thereof.  Such flood  insurance shall be in an amount equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the
Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such  insurance  available for the related  Mortgaged  Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master  Servicer shall obtain and maintain a blanket fire insurance  policy with  extended  coverage  insuring  against  hazard  losses  on  all  of  the  Mortgage  Loans,  it  shall conclusively  be deemed to have  satisfied  its  obligations  as set forth in the first  sentence  of this
Section 3.12(a),  it being  understood  and agreed that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that  there  shall not have been  maintained  on the related Mortgaged  Property a policy complying with the first sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy  because of such  deductible  clause.  Any such deposit by the Master  Servicer shall be made on the  Certificate  Account Deposit Date next preceding the
Distribution  Date which occurs in the month  following the month in which  payments under any such policy would have been deposited in the Custodial  Account.  In connection  with its activities as  administrator and  servicer of the Mortgage  Loans,  the Master  Servicer  agrees to present,  on behalf of itself,  the
Trustee and Certificateholders, claims under any such blanket policy.

         (b)      The Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and  effect  throughout  the term of this  Agreement  a  blanket  fidelity  bond and an  errors  and omissions  insurance  policy  covering the Master  Servicer's  officers and  employees  and other  persons acting on behalf of the Master  Servicer in  connection  with its  activities  under this  Agreement.  The amount of  coverage  shall be at least  equal to the  coverage  that  would be  required  by Fannie Mae or
Freddie  Mac,  whichever  is greater,  with  respect to the Master  Servicer if the Master  Servicer  were servicing  and  administering  the  Mortgage  Loans for Fannie Mae or Freddie  Mac.  In the event that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall obtain a comparable  replacement bond or policy from an issuer or insurer,  as the case may be,  meeting the  requirements,  if any, of the
Program Guide and  acceptable to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond
obtained  by  an  Affiliate  of  the  Master  Servicer  and  providing  the  coverage   required  by  this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                           Certain Assignments.

         (a)      When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the Master  Servicer or
Subservicer,  to the extent it has  knowledge of such  conveyance,  shall enforce any  due-on-sale  clause contained  in  any  Mortgage  Note  or  Mortgage,  to  the  extent  permitted  under  applicable  law  and governmental  regulations,  but only to the extent  that such  enforcement  will not  adversely  affect or jeopardize  coverage under any Required Insurance Policy.  Notwithstanding  the foregoing:  (i) the Master
Servicer  shall not be deemed to be in default  under this  Section 3.13(a)  by reason of any  transfer or assumption  which the  Master  Servicer  is  restricted  by law from  preventing;  and (ii) if the  Master
Servicer  determines that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid  enforcement of a due-on-sale  clause contained in any Mortgage Note or Mortgage,  the Master  Servicer  shall not be required to enforce the  due-on-sale clause or to contest such action.

         (b)      Subject to the Master  Servicer's duty to enforce any  due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an  assumption or  modification  agreement or supplement to the Mortgage  Note or Mortgage  which  requires  the  signature of the  Trustee,  or if an  instrument  of release  signed by the Trustee is required  releasing the Mortgagor  from  liability on the Mortgage Loan, the Master  Servicer is  authorized,  subject to the  requirements  of the  sentence  next  following,  to execute and  deliver,  on behalf of the  Trustee,  the  assumption  agreement  with the Person to whom the
Mortgaged  Property is to be conveyed and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable  or necessary to carry out the terms of the Mortgage
Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the Mortgaged  Property to such Person;  provided,  however,  none of such terms and requirements shall both  constitute a  "significant  modification"  effecting an exchange or reissuance of such Mortgage Loan under the Code (or final,  temporary or proposed Treasury  regulations  promulgated  thereunder) and cause any  REMIC created  hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on
"prohibited  transactions"  or  "contributions"  after the Startup  Date under the REMIC  Provisions.  The
Master  Servicer shall execute and deliver such documents  only if it reasonably  determines  that (i) its execution  and delivery  thereof will not  conflict  with or violate any terms of this  Agreement or cause the unpaid  balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,  (ii) any required  consents  of  insurers  under any  Required  Insurance  Policies  have been  obtained  and (iii)
subsequent to the closing of the  transaction  involving the  assumption or transfer (A) the Mortgage Loan will  continue to be secured by a first  mortgage lien (or, with respect to any junior lien, a junior lien of the same  priority in relation to any senior lien on such Mortgage  Loan)  pursuant to the terms of the
Mortgage,  (B) such  transaction  will not  adversely  affect the coverage  under any  Required  Insurance
Policies,  (C) the Mortgage  Loan will fully  amortize over the  remaining  term thereof,  (D) no material term of the Mortgage  Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the  Mortgaged  Property is to be released from liability on the Mortgage Loan, the  buyer/transferee  of the Mortgaged Property would be qualified to assume the Mortgage  Loan based on generally  comparable  credit  quality and such release will not (based on the Master Servicer's or Subservicer's good faith  determination)  adversely affect the collectability  of the Mortgage Loan.  Upon receipt of appropriate  instructions  from the Master Servicer in  accordance  with  the  foregoing,  the  Trustee  shall  execute  any  necessary  instruments  for such assumption  or  substitution  of  liability  as directed by the Master  Servicer.  Upon the closing of the transactions  contemplated  by such  documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification  or supplement to the Mortgage  Note or Mortgage to be deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected  by the  Master  Servicer  or such  related  Subservicer  for  entering  into an  assumption  or substitution  of  liability  agreement  will be retained by the Master  Servicer  or such  Subservicer  as additional servicing compensation.

         (c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request  from a  Mortgagor  for a partial  release of the  related  Mortgaged  Property,  the granting of an easement  thereon in favor of another  Person,  any alteration or demolition of the related
Mortgaged  Property or other similar  matters if it has  determined,  exercising  its good faith  business judgment  in the same  manner  as it would if it were the owner of the  related  Mortgage  Loan,  that the security  for,  and the timely and full  collectability  of,  such  Mortgage  Loan would not be  adversely affected  thereby and that any REMIC  created  hereunder  would not fail to continue to qualify as a REMIC under  the  Code as a  result  thereof  and  (subject  to  Section 10.01(f))  that  no tax on  "prohibited transactions" or  "contributions"  after the Startup Date would be imposed on any REMIC created  hereunder as a result thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing such a request  will be  retained by the Master  Servicer  or such  Subservicer  as  additional  servicing compensation.

         (d)      Subject to any other  applicable  terms and  conditions of this  Agreement,  the Trustee and Master  Servicer  shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided  the obligee with respect to such  Mortgage  Loan  following  such  proposed assignment  provides  the Trustee and Master  Servicer  with a "Lender  Certification  for  Assignment  of
Mortgage  Loan" in the form  attached  hereto as  Exhibit M,  in form and  substance  satisfactory  to the
Trustee  and  Master  Servicer,  providing  the  following:  (i)  that the  Mortgage  Loan is  secured  by
Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or otherwise  comply with,  or facilitate a refinancing under, the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage  Loan and that the form of the  transaction  is solely to comply with, or  facilitate  the  transaction  under,  such local laws;  (iii) that the Mortgage
Loan  following the proposed  assignment  will have a rate of interest more than the greater of (A) 3% and
(B) 5% of the annual yield of the unmodified  Mortgage  Loan,  below or above the rate of interest on such
Mortgage Loan prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower under the related  Mortgage  Loan.  Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  the Master  Servicer  shall  receive cash in an amount equal to the unpaid principal  balance of and accrued  interest on such Mortgage  Loan,  and the Master  Servicer  shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.     Realization Upon Defaulted Mortgage Loans.

         (a)      The Master  Servicer  shall  foreclose upon or otherwise  comparably  convert (which may include an REO Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection  of delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage  Loan,  which may include (i)  accepting a short sale (a payoff of the
Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor) or permitting a short  refinancing (a payoff of the Mortgage
Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by the  Mortgagor  not involving a sale of the  Mortgaged  Property),  (ii)  arranging for a repayment plan or (iii) agreeing to a modification  in accordance  with  Section 3.07.  In connection with such foreclosure or other conversion or action,  the Master Servicer shall,  consistent with Section 3.11, follow such  practices  and  procedures as it shall deem  necessary or  advisable,  as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program
Guide;  provided  that the Master  Servicer  shall not be liable in any  respect  hereunder  if the Master
Servicer is acting in  connection  with any such  foreclosure  or other  conversion  or action in a manner that is consistent  with the provisions of this  Agreement.  The Master  Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection with any foreclosure, or attempted  foreclosure  which is not  completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the  restoration of any property unless it shall determine (i) that such restoration  and/or  foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of  Certificates  of one or more Classes  after  reimbursement  to itself for such expenses or charges and
(ii) that such expenses and charges will be  recoverable  to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or REO Proceeds  (respecting  which it shall have priority for purposes of withdrawals from the
Custodial  Account  pursuant to  Section 3.10,  whether or not such  expenses  and  charges  are  actually recoverable  from related  Liquidation  Proceeds,  Insurance  Proceeds or REO  Proceeds).  In the event of such a determination by the Master Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master
Servicer may pursue any remedies  that may be available in  connection  with a breach of a  representation and warranty with respect to any such Mortgage  Loan in accordance  with Sections 2.03 and 2.04.  However, the Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Mortgage Loans and remedies in connection  with a breach of a  representation  and warranty if the Master  Servicer  determines in its  reasonable  discretion  that one such remedy is more likely to result in a greater  recovery as to the Mortgage Loan.  Upon the  occurrence of a Cash  Liquidation or REO
Disposition,  following  the  deposit in the  Custodial  Account of all  Insurance  Proceeds,  Liquidation
Proceeds and other payments and recoveries  referred to in the  definition of "Cash  Liquidation"  or "REO
Disposition,"  as applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall  release to the Master
Servicer  the related  Custodial  File and the Trustee  shall  execute and  deliver  such  instruments  of transfer or  assignment  prepared  by the Master  Servicer,  in each case  without  recourse,  as shall be necessary to vest in the Master Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other  provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with respect to any defaulted Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts  expected by the Master
Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for  purposes  of  determining  the  amount  of any  Liquidation  Proceeds,  Insurance
Proceeds,  REO Proceeds or other  unscheduled  collections  or the amount of any Realized Loss, the Master
Servicer may take into  account  minimal  amounts of  additional  receipts  expected to be received or any estimated  additional  liquidation  expenses  expected  to be  incurred  in  connection  with the  related defaulted Mortgage Loan or REO Property.

         (b)      In the event that title to any  Mortgaged  Property  is acquired by the Trust Fund as an
REO Property by  foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued  to the  Trustee  or to its  nominee  on  behalf of  Certificateholders.  Notwithstanding  any such acquisition of title and  cancellation  of the related  Mortgage Loan,  such REO Property shall (except as otherwise  expressly  provided herein) be considered to be an Outstanding  Mortgage Loan held in the Trust
Fund until such time as the REO Property  shall be sold.  Consistent  with the  foregoing  for purposes of all  calculations  hereunder  so long as such  REO  Property  shall  be  considered  to be an  Outstanding
Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related
Mortgage Note shall have been  discharged,  such Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition  of title (after  giving  effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c)      In the event that the Trust Fund  acquires  any REO  Property as  aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO Property as soon as  practicable,  giving due  consideration  to the  interests  of the  Certificateholders,  but in all cases,  within  three full years after the taxable year of its  acquisition  by the  Trust  Fund  for  purposes  of  Section 860G(a)(8)  of the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is located) law to maintain the status of each REMIC  created  hereunder  as a REMIC under  applicable  state law and avoid taxes  resulting  from such property  failing to be foreclosure  property  under  applicable state law) or, at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period  would  otherwise  expire,  an  extension  of such grace  period  unless the Master  Servicer
(subject to  Section 10.01(f))  obtains for the  Trustee an Opinion of Counsel,  addressed  to the Trustee and the  Master  Servicer,  to the  effect  that  the  holding  by the  Trust  Fund of such  REO  Property subsequent  to such period will not result in the  imposition  of taxes on  "prohibited  transactions"  as defined in  Section 860F  of the Code or cause any REMIC  created  hereunder to fail to qualify as a REMIC
(for federal (or any  applicable  State or local) income tax  purposes) at any time that any  Certificates are  outstanding,  in which case the Trust Fund may  continue  to hold such REO  Property  (subject to any conditions  contained  in  such  Opinion  of  Counsel).  The  Master  Servicer  shall  be  entitled  to be reimbursed  from the Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided  in  Section 3.10.  Notwithstanding  any  other  provision  of this  Agreement,  no REO  Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or  otherwise  used by or on behalf of the  Trust  Fund in such a manner or  pursuant  to any terms  that  would (i) cause  such REO
Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the
Code or (ii) subject any REMIC  created  hereunder to the  imposition  of any federal  income taxes on the income earned from such REO Property,  including  any taxes  imposed by reason of  Section 860G(c)  of the
Code,  unless the Master  Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

         (d)      The proceeds of any Cash  Liquidation,  REO Disposition or purchase or repurchase of any
Mortgage  Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than  Subsequent
Recoveries)  resulting  from a collection of  Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,
will be applied in the  following  order of  priority:  first,  to  reimburse  the Master  Servicer or the related  Subservicer in accordance with  Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed  Interest,  at the
Net Mortgage  Rate (or the Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the
Due Date in the  related  Due  Period  prior to the  Distribution  Date on which  such  amounts  are to be distributed;  third,  to the  Certificateholders  as a recovery of principal on the Mortgage  Loan (or REO
Property);  fourth,  to all  Servicing  Fees and  Subservicing  Fees  payable  therefrom  (and the  Master
Servicer and the  Subservicer  shall have no claims for any  deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

         (e)      In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure
(together,  "foreclosure")  in respect of such Mortgage Loan, the Master  Servicer shall cause  compliance with the provisions of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any successor  thereto) necessary to assure that no  withholding  tax  obligation  arises with respect to the  proceeds of such  foreclosure except to the  extent,  if any,  that  proceeds  of such  foreclosure  are  required to be remitted to the obligors on such Mortgage Loan.

         Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

         (a)      Upon  becoming  aware of the payment in full of any Mortgage  Loan,  or upon the receipt by the Master Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify  the  Trustee  (if it holds the  related
Custodial  File) or the Custodian by a certification  of a Servicing  Officer (which  certification  shall include a  statement  to the effect that all amounts  received or to be received in  connection  with such payment which are required to be deposited in the Custodial  Account  pursuant to  Section 3.07  have been or will be so deposited),  substantially  in the form attached  hereto as Exhibit G,  or, in the case of a
Custodian,  an electronic request in a form acceptable to the Custodian,  requesting delivery to it of the
Custodial File. Upon receipt of such  certification and request,  the Trustee shall promptly  release,  or cause the Custodian to release,  the related  Custodial File to the Master  Servicer.  The Master Servicer
is authorized to execute and deliver to the Mortgagor the request for  reconveyance,  deed of reconveyance or release or  satisfaction of mortgage or such  instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration on the MERS® System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments of  satisfaction  or cancellation  or of partial or full release,  including any  applicable  UCC  termination  statements.  No expenses  incurred in connection  with any instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial Account or the Certificate Account.

         (b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage
Loan, the Master Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a
Servicing  Officer  substantially  in the  form  attached  as  Exhibit G  hereto,  or,  in the  case  of a
Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting  that possession of all, or any  document  constituting  part of, the  Custodial  File be released to the Master  Servicer and certifying  as to the reason for such  release and that such  release will not  invalidate  any  insurance coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the  foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Custodial File or any document  therein to the Master  Servicer.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the  Trustee,  or the  Custodian  as agent for the Trustee when the need  therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage  Loan has been liquidated  and the  Liquidation  Proceeds  relating  to the  Mortgage  Loan  have been  deposited  in the
Custodial  Account or (ii) the  Custodial File or such document has been  delivered  directly or through a
Subservicer  to an  attorney,  or to a public  trustee or other  public  official as required by law,  for purposes  of  initiating  or  pursuing  legal  action  or other  proceedings  for the  foreclosure  of the
Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer  to the Trustee a certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes  of such  delivery.  In the event of the  liquidation  of a  Mortgage  Loan,  the  Trustee  shall deliver the Request for Release with respect  thereto to the Master  Servicer upon the  Trustee's  receipt of  notification  from the Master  Servicer  of the  deposit of the  related  Liquidation  Proceeds in the
Custodial Account.

         (c)      The Trustee or the Master  Servicer on the  Trustee's  behalf shall  execute and deliver to the  Master  Servicer,  if  necessary,  any  court  pleadings,  requests  for  trustee's  sale or other documents  necessary to the  foreclosure  or trustee's  sale in respect of a Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor  on the Mortgage  Note or Mortgage or to
obtain a deficiency  judgment,  or to enforce any other  remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together  with such  documents or pleadings  (if signed by the Trustee),  the Master  Servicer  shall  deliver to the Trustee a certificate  of a Servicing
Officer  requesting  that such  pleadings or documents be executed by the Trustee and certifying as to the reason such  documents  or  pleadings  are required  and that the  execution  and delivery  thereof by the
Trustee shall not invalidate any insurance  coverage under any Required  Insurance Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.16.     Servicing and Other Compensation; Compensating Interest.

         (a)      The Master  Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v) and (vi) of
Section 3.10(a),  subject to clause (e) below. The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis. In the event that  Liquidation
Proceeds,  Insurance  Proceeds  and REO  Proceeds  (net of  amounts  reimbursable  therefrom  pursuant  to
Section 3.10(a)(ii))  in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  principal balance of such Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  the Master  Servicer  shall be  entitled to retain  therefrom  and to pay to itself and/or the related  Subservicer,  any Foreclosure Profits and any Servicing Fee or Subservicing Fee
considered to be accrued but unpaid.

         (b)      Additional  servicing  compensation  in  the  form  of  assumption  fees,  late  payment charges,  investment  income on amounts in the Custodial  Account or the Certificate  Account or otherwise shall be retained by the Master  Servicer or the  Subservicer to the extent  provided  herein,  subject to clause (e) below.  Prepayment  charges shall be deposited into the  Certificate  Account and shall be paid on each Distribution Date to the holders of the Class SB Certificates.

         (c)      The  Master  Servicer  shall be  required  to pay,  or cause  to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including payment of premiums for the Primary  Insurance  Policies,  if any, to the extent such  premiums are not required to be paid by the related  Mortgagors,  and the fees and  expenses  of the  Trustee  and the  Custodian)  and  shall  not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

         (d)      The Master  Servicer's  right to receive  servicing  compensation may not be transferred in  whole  or in  part  except  in  connection  with  the  transfer  of all of  its  responsibilities  and obligations of the Master Servicer under this Agreement.

         (e)      Notwithstanding  clauses (a) and (b) above,  the amount of servicing  compensation  that the Master  Servicer  shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by the amount of Compensating  Interest (if
any)  for  such  Distribution  Date  used  to  cover  Prepayment   Interest   Shortfalls  as  provided  in
Section 3.16(f)  below.  Such  reduction  shall be applied  during such period as follows:  first,  to any
Servicing   Fee  or   Subservicing   Fee  to  which  the  Master   Servicer   is   entitled   pursuant  to
Section 3.10(a)(iii);  and second, to any income or gain realized from any investment of funds held in the
Custodial  Account or the  Certificate  Account to which the  Master  Servicer  is  entitled  pursuant  to
Sections  3.07(c) or  4.01(c),  respectively.  In making such  reduction,  the Master  Servicer  shall not withdraw from the  Custodial  Account any such amount  representing  all or a portion of the Servicing Fee to which it is  entitled  pursuant  to  Section 3.10(a)(iii)  and shall not  withdraw  from the  Custodial
Account or  Certificate  Account any such amount to which it is entitled  pursuant to  Section 3.07(c)  or
4.01(c).

         (f)      With respect to any Distribution Date,  Prepayment  Interest  Shortfalls on the Mortgage
Loans will be covered  first,  by the Master  Servicer,  but only to the extent such  Prepayment  Interest
Shortfalls do not exceed Eligible Master Servicing Compensation.

         Section 3.17.     Reports to the Trustee and the Depositor.

         Not later  than  fifteen  days  after it  receives  a written  request  from the  Trustee  or the
Depositor,  the Master  Servicer shall forward to the Trustee and the Depositor a statement,  certified by a Servicing  Officer,  setting  forth the status of the  Custodial  Account as of the close of business on such  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period covered by such statement,  the  aggregate  of deposits in or  withdrawals  from the  Custodial  Account in respect of the
Mortgage  Loans for each  category of deposit  specified in  Section 3.07  and each category of withdrawal specified in Section 3.10.

         Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of
(a) March 31 of each year or (b) with respect to any calendar  year during  which the  Depositor's  annual report  on Form  10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules and regulations  of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  (i) a servicing assessment as described in Section  4.03(f)(ii)  and (ii) a servicer  compliance  statement,  signed by an authorized officer of the Master Servicer,  as described in Items 1122(a),  1122(b) and 1123 of Regulation
AB, to the effect that:

                  (A)      A review of the Master  Servicer's  activities  during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

                  (B)      To the best of such  officer's  knowledge,  based on such  review,  the  Master
Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout the  reporting  period or, if there has been a failure  to fulfill  any such  obligation  in any  material respect, specifying each such failure known to such officer and the nature and status thereof.

         The Master Servicer shall use  commercially  reasonable  efforts to obtain from all other parties participating  in the  servicing  function  any  additional  certifications  required  under  Item 1123 of
Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

         Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act and the rules and  regulations  of the  Commission,  the date on which the annual  report is required  to be  filed  in  accordance  with  the  Exchange  Act  and the  rules  and  regulations  of the
Commission,  the Master  Servicer at its expense  shall cause a firm of  independent  public  accountants, which shall be members of the  American  Institute  of  Certified  Public  Accountants,  to furnish to the
Depositor  and the Trustee the  attestation  required  under Item 1122(b) of  Regulation  AB. In rendering such statement,  such firm may rely, as to matters  relating to the direct  servicing of mortgage loans by
Subservicers,  upon comparable  statements for examinations  conducted by independent  public  accountants substantially  in accordance  with  standards  established by the American  Institute of Certified  Public
Accountants (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable  notice,  during normal  business  hours access to all records  maintained by the Master  Servicer in respect of its rights
and  obligations   hereunder  and  access  to  officers  of  the  Master  Servicer  responsible  for  such obligations.  Upon  request,  the  Master  Servicer  shall  furnish  the  Depositor  with its most  recent financial  statements and such other information as the Master Servicer possesses  regarding its business, affairs,  property and condition,  financial or otherwise.  The Master  Servicer shall also cooperate with all  reasonable  requests for  information  including,  but not limited to,  notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or  Residential  Funding.  The Depositor may enforce the  obligation of the Master  Servicer hereunder  and may, but it is not  obligated  to,  perform or cause a designee to perform,  any  defaulted obligation  of the Master  Servicer  hereunder  or exercise the rights of the Master  Servicer  hereunder;
provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the Depositor or its designee.  Neither the Depositor nor the Trustee shall have the responsibility  or  liability  for any action or failure  to act by the Master  Servicer  and they are not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21.     [Reserved].

         Section 3.22.     Advance Facility.

         (a)      The Master  Servicer is hereby  authorized  to enter into a financing or other  facility
(any such  arrangement,  an "Advance  Facility")  under which (1) the Master  Servicer  sells,  assigns or pledges to another Person (an  "Advancing  Person") the Master  Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances  and/or (2) an Advancing  Person agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by the Master  Servicer  pursuant to this
Agreement.  No consent of the Depositor,  the Trustee, the  Certificateholders or any other party shall be required  before the Master  Servicer may enter into an Advance  Facility.  Notwithstanding  the existence of any  Advance  Facility  under  which an  Advancing  Person  agrees to fund  Advances  and/or  Servicing
Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this
Agreement to make Advances and Servicing  Advances  pursuant to and as required by this Agreement.  If the
Master Servicer enters into an Advance  Facility,  and for so long as an Advancing Person remains entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances  ("Advance  Reimbursement
Amounts") and/or Servicing Advances including  Nonrecoverable  Advances ("Servicing Advance  Reimbursement
Amounts" and together with Advance Reimbursement  Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of Reimbursement  Amount is included in the Advance  Facility),  as applicable,  pursuant to this Agreement,  then the Master  Servicer shall identify such  Reimbursement  Amounts  consistent with the reimbursement rights set forth in  Section 3.10(a)(ii)  and (vii) and remit such Reimbursement Amounts in accordance with this  Section 3.22 or otherwise in accordance with the  documentation  establishing the
Advance  Facility to such  Advancing  Person or to a trustee,  agent or custodian  (an  "Advance  Facility
Trustee")  designated  by  such  Advancing  Person  in an  Advance  Facility  Notice  described  below  in
Section 3.22(b).  Notwithstanding  the  foregoing,  if so  required  pursuant  to the terms of the Advance
Facility,  the  Master  Servicer  may  direct,  and if so  directed  in  writing,  the  Trustee  is hereby authorized  to and  shall  pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts  identified pursuant to the preceding  sentence.  An Advancing Person whose  obligations  hereunder are limited to the funding of Advances  and/or  Servicing  Advances  shall not be required  to meet the  qualifications  of a
Master  Servicer or a Subservicer  pursuant to  Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein,  in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be  included  in the
Available Distribution Amount or distributed to Certificateholders.

         (b)      If the Master  Servicer  enters  into an Advance  Facility  and makes the  election  set forth in  Section 3.22(a),  the Master  Servicer and the related  Advancing  Person  shall  deliver to the
Trustee a written notice and payment  instruction (an "Advance  Facility  Notice"),  providing the Trustee with written payment  instructions  as to where to remit Advance  Reimbursement  Amounts and/or  Servicing
Advance  Reimbursement  Amounts (each to the extent such type of  Reimbursement  Amount is included within the Advance  Facility)  on  subsequent  Distribution  Dates.  The payment  instruction  shall  require the applicable  Reimbursement  Amounts to be  distributed  to the Advancing  Person or to an Advance  Facility
Trustee  designated in the Advance Facility  Notice.  An Advance Facility Notice may only be terminated by the joint  written  direction  of the Master  Servicer and the related  Advancing  Person (and any related
Advance Facility Trustee).

         (c)      Reimbursement  Amounts  shall  consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with  respect  to the  Mortgage  Loans for which the  Master  Servicer  would be permitted to reimburse  itself in  accordance  with  Section 3.10(a)(ii)  and (vii)  hereof,  assuming the
Master  Servicer or the Advancing  Person had made the related  Advance(s)  and/or  Servicing  Advance(s).
Notwithstanding  the foregoing,  except with respect to  reimbursement of  Nonrecoverable  Advances as set forth in Section 3.10(c)  of this Agreement,  no Person shall be entitled to reimbursement from funds held in the  Collection  Account for future  distribution  to  Certificateholders  pursuant to this  Agreement.
Neither the  Depositor nor the Trustee  shall have any duty or liability  with respect to the  calculation of any Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility to track or monitor the  administration  of the Advance  Facility and the Depositor shall not have any  responsibility to track,  monitor or verify the  payment of  Reimbursement  Amounts to the  related  Advancing  Person or
Advance  Facility  Trustee.  The Master  Servicer  shall  maintain  and  provide to any  successor  master servicer a detailed  accounting  on a  loan-by-loan  basis as to amounts  advanced  by,  sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor  master servicer shall not be liable for any errors in such information.

         (d)      Upon the direction of and at the expense of the Master  Servicer,  the Trustee agrees to execute such  acknowledgments,  certificates,  and other documents reasonably  satisfactory to the Trustee provided by the Master Servicer and reasonably  satisfactory  to the Trustee  recognizing the interests of any Advancing  Person or Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master Servicer may  cause to be made  subject  to  Advance  Facilities  pursuant  to this  Section 3.22,  and such  other documents in connection  with such Advance  Facility as may be reasonably  requested  from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

         (e)      Reimbursement  Amounts  collected  with respect to each Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances  (as the case may be) made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO")  basis,  subject to the  qualifications  set forth below:

         (i)      Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer")
and the Advancing Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance  with this  Section 3.22(e)  to the  reimbursement  of Advances and  Servicing  Advances in the manner provided for herein;  provided,  however, that after the succession of a Successor Master Servicer,
(A) to the extent that any Advances or Servicing  Advances  with respect to any  particular  Mortgage Loan are reimbursed from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation Proceeds or Insurance  Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement  shall be made, first, to the Advancing  Person or Advance  Facility  Trustee in respect of Advances  and/or  Servicing  Advances related to that Mortgage Loan to the extent of the interest of the  Advancing  Person or Advance  Facility
Trustee in such Advances and/or Servicing  Advances,  second to the Master Servicer in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility  Trustee  Person has an interest,  and third,  to the  Successor  Master  Servicer in respect of any other Advances and/or  Servicing  Advances related to that Mortgage Loan, from such sources as and when collected,  and (B)  reimbursements of Advances and Servicing Advances that are Nonrecoverable
Advances  shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the  respective  aggregate outstanding  unreimbursed  Advances and Servicing  Advances that are  Nonrecoverable  Advances owed to the
Advancing  Person,  Advance  Facility  Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the
FIFO allocation made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the
Advancing Person or Advance  Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the
Advancing   Person  or  Advance  Facility  Trustee  shall  be  required  to  remit  any  portion  of  such
Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances  and  Servicing  Advances  funded by
Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or  Advance  Facility  Trustee on each date of  remittance  thereof  to such  Advancing  Person or Advance
Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

         (ii)     By way of illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance
Facility,  and is replaced by a Successor  Master  Servicer,  and the Successor  Master Servicer  directly funds  Advances or Servicing  Advances  with respect to a Mortgage  Loan and does not assign or pledge the related  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee,  then all payments  and  recoveries  received  from the related  Mortgagor  or  received in the form of  Liquidation
Proceeds with respect to such Mortgage Loan (including  Insurance  Proceeds collected in connection with a liquidation of such Mortgage  Loan) will be allocated  first to the Advancing  Person or Advance  Facility
Trustee until the related  Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the
Master  Servicer and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor Master  Servicer,  have been reimbursed in full, at which point the Successor Master
Servicer  shall be  entitled to retain all  related  Reimbursement  Amounts  subsequently  collected  with respect to that  Mortgage  Loan  pursuant  to  Section 3.10  of this  Agreement.  To the  extent  that the
Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be  reimbursed  on an  aggregate  basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

         (f)      The Master  Servicer  shall  remain  entitled  to be  reimbursed  for all  Advances  and
Servicing  Advances  funded by the  Master  Servicer  to the extent the  related  rights to be  reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

         (g)      Any amendment to this  Section 3.22  or to any other  provision of this  Agreement  that may be  necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section 3.22,  including  amendments to add provisions  relating to a successor master servicer,  may be  entered  into by the  Trustee,  the  Depositor  and the Master  Servicer  without  the  consent of any
Certificateholder,  with written  confirmation  from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the  Certificates  below the lesser of the then current or original  ratings  on  such  Certificates  and  delivery  of an  Opinion  of  Counsel  as  required  under
Section 11.01(c),  notwithstanding  anything to the  contrary in  Section 11.01  of or  elsewhere  in this
Agreement.

         (h)      Any rights of set-off that the Trust Fund,  the Trustee,  the  Depositor,  any Successor
Master  Servicer  or any other  Person  might  otherwise  have  against  the  Master  Servicer  under this
Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

         (i)      At any  time  when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances (as the case may be) and the  Advancing  Person or related  Advance  Facility  Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances  and/or
Servicing  Advances  (as the case may be) the  right to  reimbursement  for  which  were  assigned  to the
Advancing  Person,  then upon the  delivery of a written  notice  signed by the  Advancing  Person and the
Master Servicer or its successor or assign) to the Trustee  terminating  the Advance  Facility Notice (the
"Notice of Facility  Termination"),  the Master  Servicer or its Successor  Master Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to
Section 3.10.

         (j)      After  delivery of any Advance  Facility  Notice,  and until any such  Advance  Facility
Notice has been terminated by a Notice of Facility  Termination,  this  Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

                                                ARTICLE IV

                                      PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.

         (a)      The Master  Servicer  acting as agent of the  Trustee  shall  establish  and  maintain a
Certificate  Account in which the Master  Servicer shall cause to be deposited on behalf of the Trustee on or  before  2:00  P.M.  New  York  time on each  Certificate  Account  Deposit  Date by wire  transfer  of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding
Distribution  Date,  (ii) any amount  required to be  deposited  in the  Certificate  Account  pursuant to
Section 3.12(a),  (iii) any amount  required  to be  deposited  in the  Certificate  Account  pursuant  to
Section 3.16(e)  or Section  4.07,  (iv) any amount  required  to be paid  pursuant to  Section 9.01,  and
(v) other  amounts  constituting  the  Available   Distribution  Amount  for  the  immediately  succeeding
Distribution Date.

         (b)      [Reserved].

         (c)      The Trustee shall,  upon written request from the Master  Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the funds in the  Certificate  Account  in
Permitted  Investments  designated  in the name of the Trustee for the benefit of the  Certificateholders, which shall mature not later than the Business Day next  preceding the  Distribution  Date next  following the date of such  investment  (except  that  (i) if such  Permitted  Investment  is an  obligation  of the institution  that  maintains  such account or fund for which such  institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution  Date and (ii) any other investment may mature on  such  Distribution  Date  if the  Trustee  shall  advance  funds  on  such  Distribution  Date  to the
Certificate  Account in the amount payable on such investment on such Distribution  Date,  pending receipt thereof  to the extent  necessary  to make  distributions  on the  Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the  Certificate
Account by the Master Servicer out of its own funds immediately as realized.

         Section 4.02.     Distributions.

         (a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)
shall allocate and distribute the Available  Distribution  Amount,  if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

         (b)      (1)      On  each  Distribution   Date,  the  REMIC I   Distribution   Amount  shall  be
      distributed  by REMIC I to REMIC II on account of the REMIC I  Regular  Interests and to the Holders
      of the Class R  Certificates  in the amounts  and with the  priorities  set forth in the  definition thereof.

                  (2)      Notwithstanding   the   distributions   described   in  this   Section 4.02(b),
      distribution  of  funds  from  the  Certificate  Account  shall  be  made  only in  accordance  with
      Section 4.02(c).

         (c)      On each  Distribution  Date (x) the Master  Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next preceding Record Date (other than as provided in Section 9.01  respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder at a bank or other  entity  having  appropriate  facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so  notified  the Master  Servicer or the Paying  Agent by the Record  Date,  by check  mailed to such
Certificateholder   at  the  address  of  such  Holder   appearing  in  the   Certificate   Register  such
Certificateholder's  share (which share with respect to each Class of Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such
Holder of the following  amounts),  in the following order of priority,  in each case to the extent of the
Available   Distribution  Amount  on  deposit  in  the  Certificate  Account  (except,   with  respect  to
clauses (iii)  through (x) below, to the extent of the remaining  Available  Distribution  Amount plus the
remaining  Yield   Maintenance   Agreement  Payment  available  for  that  purpose  or,  with  respect  to clause (x)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

                  (i)      to the Class A Certificateholders,  the Accrued Certificate Interest payable on the  Class A  Certificates  with  respect to such  Distribution  Date,  plus any related  amounts  accrued pursuant to this clause (i) but remaining unpaid from any prior  Distribution  Date being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

                  (ii)     to the Class M  Certificateholders,  from the amount,  if any, of the Available
Distribution  Amount  remaining  after the  foregoing  distributions,  the  Accrued  Certificate  Interest payable on the Class M  Certificates  with respect to such  Distribution  Date,  plus any related  amounts
accrued  pursuant  to  this  clause  (ii)  but  remaining  unpaid  from  any  prior   Distribution   Date,
sequentially,   to   the   Class M-1   Certificateholders,    Class M-2   Certificateholders,    Class M-3
Certificateholders,     Class M-4    Certificateholders,     Class M-5    Certificateholders,    Class M-6
Certificateholders,    Class M-7   Certificateholders,    Class M-8   Certificateholders   and   Class M-9
Certificateholders,  in that order, being paid from and in reduction of the Available  Distribution Amount for such Distribution Date;

                  (iii)    [reserved];

                  (iv)     the  Principal  Distribution  Amount  shall be  distributed  as follows,  to be applied to reduce the  Certificate  Principal  Balance of the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

                           (A)      first,   the  Class  A   Principal   Distribution   Amount   shall  be
                  distributed,    sequentially,   to   the   Class A-1    Certificateholders,    Class A-2
                  Certificateholders,  Class A-3 Certificateholders and Class A-4  Certificateholders,  in
                  that order, in each case until the aggregate  Certificate  Principal  Balance thereof is reduced to zero;

                           (B)      second, to the Class M-1  Certificateholders,  the Class M-1 Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-1
                  Certificates has been reduced to zero;

                           (C)      third, to the Class M-2  Certificateholders,  the Class M-2  Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-2
                  Certificates has been reduced to zero;

                           (D)      fourth, to the Class M-3  Certificateholders,  the Class M-3 Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-3
                  Certificates has been reduced to zero;

                           (E)      fifth, to the Class M-4  Certificateholders,  the Class M-4  Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-4
                  Certificates has been reduced to zero;

                           (F)      sixth, to the Class M-5  Certificateholders,  the Class M-5  Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-5
                  Certificates has been reduced to zero;

                           (G)      seventh, to the Class M-6 Certificateholders,  the Class M-6 Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-6
                  Certificates has been reduced to zero;

                           (H)      eighth, to the Class M-7  Certificateholders,  the Class M-7 Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-7
                  Certificates has been reduced to zero;

                           (I)      ninth, to the Class M-8  Certificateholders,  the Class M-8  Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-8
                  Certificates has been reduced to zero; and

                           (J)      tenth, to the Class M-9  Certificateholders,  the Class M-9  Principal
                  Distribution  Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-9
                  Certificates has been reduced to zero;

                  (v)      to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by Eligible  Master
Servicing Compensation on such Distribution Date;

                  (vi)     to the Class A  Certificateholders and Class M  Certificateholders,  the amount
of  any  Prepayment  Interest  Shortfalls   previously  allocated  thereto  remaining  unpaid  from  prior
Distribution  Dates together with interest thereon at the Pass-Through  Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

                  (vii)    first, to the Class A  Certificateholders,  the amount of any unpaid Basis Risk
Shortfalls  allocated  thereto,  on a pro rata basis based on the amount of unpaid  Basis Risk  Shortfalls allocated thereto, and then,  sequentially,  to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6,  Class M-7,  Class M-8 and Class M-9 Certificateholders,  in that order, the related Basis Risk
Shortfall, as applicable, for such Class and that Distribution Date;

                  (viii)   to the Class A  Certificateholders and Class M  Certificateholders,  Relief Act
Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Relief  Act
Shortfalls allocated thereto for such Distribution Date,

                  (ix)     first,  to  the  Class A  Certificateholders,  the  principal  portion  of  any
Realized Losses  previously  allocated to those  Certificates  and remaining  unreimbursed,  on a pro rata basis based on their respective  principal  portion of any Realized Losses  previously  allocated to those
Certificates and remaining unreimbursed, and then, sequentially, to the Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8 and Class M-9 Certificateholders,  in that order,
the  principal  portion  of  any  Realized  Losses  previously   allocated  to  such  Class and  remaining
unreimbursed;

                  (x)      to the Class SB  Certificates,  (A) from the amount, if any, of the Excess Cash
Flow remaining after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest thereon,
(II) the  amount of any  Overcollateralization  Reduction  Amount for such  Distribution  Date,  (III) the amount of any Yield Maintenance  Agreement  Shortfall Amount for such  Distribution  Date, (IV) the amount of any Yield Maintenance  Agreement Shortfall  Carry-Forward Amount for such Distribution Date and (V) for any Distribution Date after the Certificate  Principal  Balance of each Class of Class A  Certificates and
Class M  Certificates has been reduced to zero, the  Overcollateralization  Amount and (B) from prepayment charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the Mortgage Loans during the related Prepayment Period; and

                  (xi)     to the  Class R  Certificateholders,  the  balance,  if any, of the Excess Cash
Flow.

         (d)      Notwithstanding  the  foregoing  clause  (c),  upon  the  reduction  of the  Certificate
Principal  Balance of a Class of  Class A  Certificates  or Class M  Certificates  to zero,  such Class of
Certificates will not be entitled to further distributions pursuant to Section 4.02.

         (e)      Each  distribution  with  respect  to a  Book-Entry  Certificate  shall  be  paid to the
Depository,  as Holder thereof,  and the Depository  shall be responsible for crediting the amount of such distribution  to the accounts of its Depository  Participants  in accordance  with its normal  procedures.
Each  Depository  Participant  shall be responsible  for disbursing  such  distribution to the Certificate
Owners that it  represents  and to each  indirect  participating  brokerage  firm (a  "brokerage  firm" or
"indirect  participating  firm") for which it acts as agent.  Each brokerage firm shall be responsible for disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the  Certificate
Registrar,  the  Depositor  or the  Master  Servicer  shall  have any  responsibility  therefor  except as otherwise provided by this Agreement or applicable law.

         (f)      Except as otherwise  provided in Section 9.01,  if the Master Servicer  anticipates that a final  distribution with respect to any Class of  Certificates will be made on a Distribution  Date, the
Master  Servicer  shall, no later than 40 days' prior to such  Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than the 25th day of the month  preceding such  Distribution  Date,  distribute,  or cause to be  distributed,  on such date to each  Holder of such
Class of  Certificates  a  notice  to the  effect  that:  (i)  the  Trustee  anticipates  that  the  final distribution  with respect to such Class of  Certificates  will be made on such Distribution Date but only upon  presentation  and  surrender  of such  Certificates  at the office of the  Trustee  or as  otherwise specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the prior  calendar  month.  In the event that  Certificateholders  required to surrender  their  Certificates pursuant to  Section 9.01(c)  do not surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds  distributable  with respect to such  Certificates  to be withdrawn from the Certificate
Account and credited to a separate escrow account for the benefit of such  Certificateholders  as provided in Section 9.01(d).

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                           Reporting.
         (a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with respect to each  Distribution  Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise  make available  electronically  on its website (which may be obtained by any
Certificateholder  by  telephoning  the  Trustee at (800)  934-6802)  to each  Holder and the  Depositor a statement setting forth the following  information as to each Class of  Certificates,  in each case to the extent applicable:

                  (i)      the applicable Record Date,  Determination  Date and Distribution Date, and the
date on which the applicable Interest Accrual Period commenced;

                  (ii)     the aggregate  amount of payments  received with respect to the Mortgage Loans, including prepayment amounts;

                  (iii)    the Servicing Fee and  Subservicing  Fee payable to the Master Servicer and the
Subservicer;

                  (iv)     the amount of any other fees or expenses  paid,  and the  identity of the party receiving such fees or expenses;  (A) the amount of such  distribution to the  Certificateholders  of such
Class applied to reduce the Certificate  Principal Balance thereof,  and (B) the aggregate amount included therein representing Principal Prepayments;

                  (v)      the  amount of such  distribution  to  Holders  of such  Class of  Certificates allocable to interest (including amounts payable as a portion of the Excess Cash Flow);

                  (vi)     if the  distribution to the Holders of such Class of  Certificates is less than the full amount that would be  distributable  to such  Holders if there were  sufficient  funds  available therefor, the amount of the shortfall;

                  (vii)    the Certificate  Principal  Balance of each Class of the  Certificates,  before and after giving effect to the amounts distributed on such Distribution Date,  separately  identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (viii)   the Certificate  Principal  Balance of each Class of Class A Certificates as of the Closing Date;

                  (ix)     the Certificate  Principal  Balance of each Class of Class M Certificates as of the Closing Date;

                  (x)      the number and Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to the  distribution  of principal on such  Distribution  Date and the number of Mortgage  Loans at the beginning and end of the related Due Period;

                  (xi)     on the  basis of the  most  recent  reports  furnished  to it by  Subservicers,
(A) the number and Stated  Principal  Balances of Mortgage Loans that are Delinquent  (1) 30-59  days, (2)
60-89  days and (3) 90 or more days and the number and Stated  Principal  Balance of  Mortgage  Loans that are in foreclosure,  (B) the number and Stated  Principal  Balances of the Mortgage Loans in the aggregate that are Reportable  Modified  Mortgage Loans that are in foreclosure and are REO Property,  indicating in each  case  capitalized  Mortgage  Loans,  other  Servicing  Modifications  and  totals,  and  (C) for all
Reportable  Modified  Mortgage Loans,  the number and Stated  Principal  Balances of the Mortgage Loans in
the aggregate  that have been  liquidated,  the subject of pay-offs and that have been  repurchased by the
Master Servicer or Seller;

                  (xii)    the  amount,  terms and general  purpose of any Advance by the Master  Servicer pursuant to Section 4.04 and the amount of all Advances that have been  reimbursed  during the related Due
Period;

                  (xiii)   any material modifications,  extensions or waivers to the terms of the Mortgage
Loans during the Due Period or that have cumulatively become material over time;

                  (xiv)    any  material  breaches of  Mortgage  Loan  representations  or  warranties  or covenants in the Agreement;

                  (xv)     the  amount,  if any,  of the  Yield  Maintenance  Agreement  Payment  for such
Distribution  Date  and  any  shortfall  in  amounts  previously  required  to be  paid  under  the  Yield
Maintenance Agreement for prior Distribution Dates;

                  (xvi)    the number,  aggregate  principal  balance and Stated Principal  Balance of any
REO Properties with respect to the Mortgage Loans;

                  (xvii)   the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each
Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xviii)  the aggregate  amount of Realized Losses with respect to the Mortgage Loans for such  Distribution  Date and the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans incurred since the Cut-off Date;

                  (xix)    the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

                  (xx)     the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

                  (xxi)    the  Overcollateralization   Amount  and  the  Required   Overcollateralization
Amount following such Distribution Date;

                  (xxii)   the number and aggregate  principal  balance of the Mortgage Loans  repurchased under Section 4.07;

                  (xxiii)  the aggregate  amount of any  recoveries  with respect to the Mortgage Loans on previously foreclosed loans from Residential Funding;

                  (xxiv)   the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xxv)    the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xxvi)   the occurrence of the Stepdown Date; and

                  (xxvii)  the amount, if any,  required to be paid under any Derivative  Contract entered into pursuant to Section 4.09 hereof.

         In the case of information  furnished  pursuant to clauses (i) and (ii) above,  the amounts shall be  expressed  as a  dollar  amount  per  Certificate  with a  $1,000  denomination.  In  addition  to the statement  provided  to the  Trustee  as set forth in this  Section 4.03(a),  the  Master  Servicer  shall provide to any manager of a trust fund  consisting  of some or all of the  Certificates,  upon  reasonable request,  such additional  information as is reasonably obtainable by the Master Servicer at no additional expense to the Master  Servicer.  Also,  at the  request of a Rating  Agency,  the Master  Servicer  shall provide the  information  relating to the Reportable  Modified  Mortgage Loans  substantially  in the form attached  hereto as  Exhibit U  to such  Rating  Agency  within a  reasonable  period  of time;  provided, however,  that the Master Servicer shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

         (b)      Within a  reasonable  period of time after it receives a written  request  from a Holder of a Certificate,  other than a Class R  Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded to each Person who at any time during the calendar year was the Holder of a  Certificate,  other  than a Class R  Certificate,  a  statement  containing  the information  set forth in clauses (iv) and (v) of subsection  (a) above  aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such obligation of the
Master  Servicer  shall be deemed to have been  satisfied  to the  extent  that  substantially  comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (c)      Within a reasonable  period of time after it receives a written  request from any Holder of a Class R Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or cause to be  forwarded,  to each  Person who at any time during the  calendar  year was the Holder of a
Class R Certificate,  a statement containing the applicable distribution  information provided pursuant to this  Section 4.03  aggregated  for such  calendar year or applicable  portion  thereof  during which such
Person was the Holder of a Class R  Certificate.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the
Master Servicer pursuant to any requirements of the Code.

         (d)      Upon the  written  request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably  practicable,  shall  provide the  requesting  Certificateholder  with such  information  as is necessary  and  appropriate,  in the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying applicable reporting requirements under Rule 144A.

         (e)      The  Master  Servicer  shall,  on behalf of the  Depositor  and in  respect of the Trust
Fund, sign and cause to be filed with the Commission any periodic  reports  required to be filed under the provisions of the Exchange Act, and the rules and  regulations  of the  Commission  thereunder,  including without  limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the Trustee shall timely  provide to the Master  Servicer (I) a list of
Certificateholders  as shown on the Certificate  Register as of the end of each calendar year, (II) copies of all  pleadings,  other  legal  process  and any other  documents  relating  to any  claims,  charges or complaints  involving  the  Trustee,  as  trustee  hereunder,  or the Trust  Fund that are  received  by a
Responsible  Officer of the  Trustee,  (III)  notice of all matters  that,  to the actual  knowledge  of a
Responsible Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those  matters  that  have  been  submitted  to a vote of the  Certificateholders  at the  request  of the
Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required  pursuant to this  Agreement.  Neither the Master Servicer nor the
Trustee  shall have any liability  with respect to the Master  Servicer's  failure to properly  prepare or file such periodic  reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

         (f)      Any Form 10-K filed with the  Commission  in  connection  with this  Section  4.03 shall include, with respect to the Certificates relating to such 10-K:

                  (i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing functions  of the Master  Servicer,  in the form  attached as Exhibit T-1 hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules
13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

                  (ii)     A report regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant Commission  regulations with respect to mortgage-backed  securities  transactions  taken as a whole  involving the Master Servicer that are backed by the same types of assets as those backing the  certificates,  as well as similar  reports on assessment of  compliance  received  from other  parties  participating  in the  servicing  function  as  required by relevant  Commission  regulations,  as  described in Item 1122(a) of  Regulation  AB. The Master  Servicer
shall obtain from all other parties participating in the servicing function any required assessments.

                  (iii)    With respect to each assessment  report described  immediately  above, a report by a  registered  public  accounting  firm that  attests to, and reports  on, the  assessment  made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of
Regulation AB and Section 3.19.

                  (iv)     The servicer compliance  certificate  required to be delivered pursuant Section
3.18.

         (g)      In  connection  with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up certification substantially in the form attached hereto as Exhibit T-2.

         (h)      This Section 4.03 may be amended in accordance  with this Agreement  without the consent of the Certificateholders.

         (i)      The Trustee shall make available on the Trustee's  internet  website each of the reports filed with the  Commission by or on behalf of the Depositor  under the Exchange Act, as soon as reasonably practicable upon delivery of such report to the Trustee.

         Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the
                           Master Servicer.

         (a)      Prior to the close of business on the Business Day next  succeeding  each  Determination
Date,  the Master  Servicer  shall  furnish a written  statement  (which  may be in a  mutually  agreeable electronic  format) to the Trustee,  any Paying Agent and the Depositor (the information in such statement to be made available to  Certificateholders  by the Master Servicer on request)  (provided that the Master
Servicer  shall use its best efforts to deliver such written  statement not later than 12:00 p.m. New York time on the  second  Business  Day  prior  to the  Distribution  Date)  setting  forth  (i) the  Available
Distribution  Amount,  (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding  Certificate Account Deposit Date pursuant to clause  (iii) of  Section 4.01(a),  (iii) the  amount of  Prepayment  Interest  Shortfalls  and Basis Risk
Shortfalls,  (iv) the Yield Maintenance  Agreement Payment, if any, for such Distribution Date and (v) the amount,  if any,  payable to the Trustee by a Derivative  Counterparty.  The  determination  by the Master
Servicer of such amounts shall,  in the absence of obvious error,  be  presumptively  deemed to be correct for all  purposes  hereunder  and the Trustee  shall be  protected  in relying  upon the same  without any independent check or verification.

         (b)      On or before 2:00 P.M.  New York time on each  Certificate  Account  Deposit  Date,  the
Master  Servicer  shall  either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds, or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer  in respect of the  related  Distribution  Date,  which  shall be in an  aggregate amount  equal to the sum of (A) the  aggregate  amount of Monthly  Payments  other than  Balloon  Payments
(with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate),  less the amount of any related Servicing  Modifications,  Debt Service Reductions or Relief Act Shortfalls,  on
the  Outstanding  Mortgage  Loans as of the related Due Date in the  related  Due  Period,  which  Monthly
Payments  were due during the  related  Due Period and not  received as of the close of business as of the related  Determination  Date;  provided  that no  Advance  shall be made if it  would be a  Nonrecoverable
Advance and (B) with respect to each Balloon Loan  delinquent in respect of its Balloon  Payment as of the close of  business on the related  Determination  Date,  an amount  equal to the assumed  Monthly  Payment
(with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage  Rate) that would have been due on the related Due Date based on the original  amortization  schedule for such Balloon
Loan until such Balloon  Loan is finally  liquidated,  over any  payments of interest or  principal  (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related  Determination  Date and allocable to the
Due Date  during the  related Due Period for each month  until such  Balloon  Loan is finally  liquidated,
(ii)  withdraw  from amounts on deposit in the  Custodial  Account and remit to the Trustee for deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such Advance,  or (iii) make advances in the form of any  combination of clauses (i) and (ii)  aggregating the  amount of such  Advance.  Any  portion of the Amount  Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M. New York time on any  future  Certificate  Account  Deposit  Date to the  extent  that  funds  attributable  to the
Mortgage  Loans that are  available in the  Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date.  The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b)  that has been deposited in the Custodial  Account on or before  such  Distribution  Date as part of the  Advance  made by the  Master  Servicer  pursuant  to this
Section 4.04.  The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any  proposed  Advance,  if made,  would  constitute  a  Nonrecoverable  Advance,  shall be evidenced by a certificate  of a Servicing  Officer  delivered to the  Depositor  and the Trustee.  In the event that the
Master Servicer  determines as of the Business Day preceding any Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the  immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its inability to advance  (such  notice may be given by  telecopy),  not later  than 3:00 P.M.,  New York time,  on such
Business  Day,  specifying  the portion of such  amount that it will be unable to deposit.  Not later than
3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by 12:00
Noon,  New York time, on such day the Trustee  shall have been notified in writing (by telecopy)  that the
Master  Servicer shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the  Advance as to which the  Master  Servicer  shall  have  given  notice  pursuant  to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate all of the rights and  obligations  of the
Master  Servicer  under this  Agreement in accordance  with  Section 7.01  and  (b) assume  the rights and obligations  of the Master  Servicer  hereunder,  including the  obligation to deposit in the  Certificate
Account an amount  equal to the Advance for the  immediately  succeeding  Distribution  Date.  The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

         Section 4.05.     Allocation of Realized Losses.

         (a)      Prior to each  Distribution  Date, the Master  Servicer shall determine the total amount of Realized  Losses,  if any, that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt
Service  Reduction,  Deficient  Valuation or REO Disposition  that occurred during the related  Prepayment
Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the interest  portion of the Monthly  Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an
Officers' Certificate.

         (b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

                  (i)     first,  to  Excess  Cash  Flow  in the  amounts  and  priority  as  provided  in
                          Section 4.02;

                  (ii)    second,  in reduction  of the  Overcollateralization  Amount,  until such amount has been reduced to zero;

                  (iii)   third,  to  the  Class M-9   Certificates,   until  the  aggregate   Certificate
                          Principal Balance thereof has been reduced to zero;

                  (iv)    fourth,  to  the  Class M-8   Certificates,   until  the  aggregate  Certificate
                          Principal Balance thereof has been reduced to zero;

                  (v)     fifth,  to  the  Class M-7   Certificates,   until  the  aggregate   Certificate
                          Principal Balance thereof has been reduced to zero;

                  (vi)    sixth,  to  the  Class M-6   Certificates,   until  the  aggregate   Certificate
                          Principal Balance thereof has been reduced to zero;

                  (vii)   seventh,  to  the  Class M-5  Certificates,   until  the  aggregate  Certificate
                          Principal Balance thereof has been reduced to zero;

                  (viii)  eighth,  to  the  Class M-4   Certificates,   until  the  aggregate  Certificate
                          Principal Balance thereof has been reduced to zero;

                  (ix)    ninth,  to  the  Class M-3   Certificates,   until  the  aggregate   Certificate
                          Principal Balance thereof has been reduced to zero;

                  (x)     tenth,  to  the  Class M-2   Certificates,   until  the  aggregate   Certificate
                          Principal Balance thereof has been reduced to zero;

                  (xi)    eleventh,  to  the  Class M-1  Certificates,  until  the  aggregate  Certificate
                          Principal Balance thereof has been reduced to zero; and

                  (xii)   twelfth,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4 Certificates on
                          a pro  rata  basis,  based  on  their  then  outstanding  Certificate  Principal
                          Balances  prior  to  giving  effect  to   distributions   to  be  made  on  such
                          Distribution  Date, until the aggregate  Certificate  Principal  Balance of each such Class has been reduced to zero.

         (c)      An  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified, to each such Class of  Certificates on the basis of their then outstanding  Certificate Principal Balances prior  to  giving  effect  to  distributions  to be  made  on such  Distribution  Date in the  case of the principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss.  Any  allocation  of the principal portion of Realized Losses (other than Debt Service  Reductions) to the Class A  Certificates or
Class M  Certificates  shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided, that no such  reduction  shall reduce the  aggregate  Certificate  Principal  Balance of the  Certificates
below  the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans.  Allocations  of the  interest portions  of  Realized  Losses  (other  than  any  interest  rate  reduction  resulting  from a  Servicing
Modification)  shall be made by operation of the  definition  of "Accrued  Certificate  Interest" for each
Class for such  Distribution  Date.  Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the priority of payment  provisions of  Section 4.02(c).  Allocations of the principal portion of Debt Service
Reductions  shall be made by operation  of the  priority of payment  provisions  of  Section 4.02(c).  All
Realized  Losses and all other losses  allocated to a Class of  Certificates  hereunder  will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

         (d)      All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I Regular Interests as provided in the definition of REMIC I Realized Losses.

         (e)      Realized Losses  allocated to the Excess Cash Flow or the  Overcollateralization  Amount
pursuant to paragraphs  (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed  allocated to the Class SB  Certificates.  Realized
Losses  allocated  to the  Class SB  Certificates  shall,  to the extent such  Realized  Losses  represent
Realized Losses on an interest  portion,  be allocated to the REMIC II  Regular  Interest SB-IO.  Realized
Losses  allocated  to the Excess Cash Flow  pursuant to paragraph  (b) of this Section  shall be deemed to reduce Accrued  Certificate  Interest on the REMIC II  Regular  Interest SB-IO.  Realized Losses allocated to the  Overcollateralization  Amount  pursuant to paragraph  (b) of this Section shall be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such principal  balance shall have been reduced to zero and  thereafter to reduce  accrued and unpaid  interest on the REMIC II  Regular
Interest SB-IO.

         Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns  with  respect to the receipt  of  mortgage  interest  received  in a  trade  or  business,  the  reports  of  foreclosures  and abandonments  of any  Mortgaged  Property  and the  informational  returns  relating  to  cancellation  of indebtedness  income with respect to any Mortgaged  Property  required by Sections 6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate on or before March 31 of each year,  beginning  with the first  March 31 that occurs at least six months  after the  Cut-off  Date, stating that such  reports have been filed.  Such reports  shall be in form and  substance  sufficient  to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         (a)      With respect to any  Mortgage  Loan which is  delinquent  in payment by 90 days or more, the Master  Servicer  may, at its option,  purchase  such  Mortgage  Loan from the Trustee at the Purchase
Price  therefor;  provided,  that  such  Mortgage  Loan  is 90  days or  more  delinquent  at the  time of repurchase.

         (b)      If at any time the Master Servicer makes a payment to the Certificate  Account  covering the  amount of the  Purchase  Price for such a Mortgage  Loan as  provided  in clause  (a) above,  and the
Master  Servicer  provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment  of such  Mortgage Loan at the request of the Master  Servicer  without  recourse to the Master
Servicer  which shall  succeed to all the  Trustee's  right,  title and  interest in and to such  Mortgage
Loan, and all security and documents  relative  thereto.  Such assignment shall be an assignment  outright and not for security.  The Master  Servicer will  thereupon own such  Mortgage,  and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 4.08.     Limited Mortgage Loan Repurchase Right.

         The Limited  Repurchase  Right  Holder  will have the option at any time to  purchase  any of the
Mortgage  Loans from the Trustee at the Purchase  Price,  up to a maximum of five Mortgage  Loans.  In the event that this option is  exercised  as to any five  Mortgage  Loans in the  aggregate,  this option will thereupon  terminate.  If at any  time  the  Limited  Repurchase  Right  Holder  makes  a  payment  to the
Certificate  Account  covering the amount of the Purchase  Price for such a Mortgage Loan, and the Limited
Repurchase  Right Holder  provides to the Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute  the  assignment  of such  Mortgage  Loan at the request of the Limited  Repurchase  Right  Holder without  recourse to the Limited  Repurchase  Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan,  and all security and documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for  security.  The Limited  Repurchase  Right Holder will thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the  Certificateholders  with respect  thereto.  Any tax on "prohibited  transactions"  (as defined  in Section  860F(a)(2)  of the Code)  imposed on any REMIC  resulting  from the  exercise  of the optional repurchase in this Section 4.08 shall in no event be payable by the Trustee.

         Section 4.09.     Derivative Contracts.

         (a)      The Trustee shall,  at the written  direction of the Master  Servicer,  on behalf of the
Trust Fund,  enter into Derivative  Contracts,  solely for the benefit of the Class SB  Certificates.  Any such  Derivative  Contract  shall  constitute  a  fully  prepaid  agreement.  The  Master  Servicer  shall determine,  in its sole  discretion,  whether any  Derivative  Contract  conforms to the  requirements  of clauses (b) and (c) of this Section 4.09. Any  acquisition  of a Derivative  Contract shall be accompanied by an appropriate  amendment to this  Agreement,  including an Opinion of Counsel,  as provided in Section
11.01,  and either (i) an Opinion of Counsel to the effect that the existence of the  Derivative  Contract will  not  adversely  affect  the  availability  of the  exemptive  relief  afforded  under  ERISA by U.S.
Department of Labor Prohibited  Transaction  Exemption  ("PTE") 94-29, as most recently  amended,  67 Fed.
Reg. 54487 (Aug. 22, 2002),  to the Holders of the Class A Certificates  or the Class M  Certificates,  as
of the date the  Derivative  Contract is acquired by the Trustee;  or (ii) the consent of each holder of a
Class  A  Certificate  or  Class  M  Certificate  to the  acquisition  of such  Derivative  Contract.  All collections,  proceeds and other amounts in respect of the Derivative  Contracts payable by the Derivative
Counterparty  shall be  distributed  to the  Class SB  Certificates  on the  Distribution  Date  following receipt  thereof by the  Trustee.  In no event  shall such an  instrument  constitute  a part of any REMIC created  hereunder.  In addition,  in the event any such instrument is deposited,  the Trust Fund shall be deemed to be divided into two separate and discrete  sub-trusts.  The assets of one such  sub-trust  shall consist  of all the  assets of the Trust  Fund  other  than such  instrument  and the  assets of the other sub-trust shall consist solely of such instrument.

         (b)      Any  Derivative  Contract  that  provides for any payment  obligation on the part of the
Trust Fund must (i) be without  recourse  to the assets of the Trust  Fund,  (ii)  contain a  non-petition
covenant   provision  from  the  Derivative   Counterparty,   (iii)  limit  payment  dates  thereunder  to
Distribution  Dates  and (iv)  contain  a  provision  limiting  any cash  payments  due to the  Derivative
Counterparty  on any day  under  such  Derivative  Contract  solely  to funds  available  therefor  in the
Certificate  Account to make  payments to the Holders of the Class SB  Certificates  on such  Distribution
Date.

         (c)      Each  Derivative  Contract must (i) provide for the direct payment of any amounts by the
Derivative  Counterparty  thereunder  to the  Certificate  Account at least one  Business Day prior to the related  Distribution  Date, (ii) contain an assignment of all of the Trust Fund's rights (but none of its obligations)  under such Derivative  Contract to the Trustee on behalf the Class SB Certificates and shall include an express consent of the Derivative  Counterparty to such  assignment,  (iii) provide that in the event of the  occurrence  of an Event of  Default,  such  Derivative  Contract  shall  terminate  upon the direction  of a  majority  Percentage  Interest  of the  Class  SB  Certificates,  and (iv)  prohibit  the
Derivative  Counterparty  from  "setting-off"  or "netting"  other  obligations  of the Trust Fund and its
Affiliates against such Derivative Counterparty's payment obligations thereunder.

         Section 4.10.     Yield Maintenance Agreement.

         (a)      In the  event  that the  Trustee  does not  receive  by the  Business  Day  preceding  a
Distribution  Date the amount as specified by the Master Servicer pursuant to  Section 4.04(a)(iv)  hereof as the  amount to be paid with  respect  to such  Distribution  Date by the  Yield  Maintenance  Agreement
Provider  under the Yield  Maintenance  Agreement,  the Trustee shall enforce the  obligation of the Yield
Maintenance  Agreement  Provider  thereunder.  The parties hereto  acknowledge that the Yield  Maintenance
Agreement  Provider  shall be making all  calculations,  and determine  the amounts to be paid,  under the
Yield  Maintenance  Agreement.   Absent  manifest  error,  the  Trustee  may  conclusively  rely  on  such calculations  and  determination  and any notice  received  by it from the  Master  Servicer  pursuant  to
Section 4.04(a)(iv) hereof.

         (b)      The Trustee shall deposit or cause to be deposited any amount  received  under the Yield
Maintenance  Agreement  into the  Certificate  Account on the date such amount is received  from the Yield
Maintenance Agreement Provider under the Yield Maintenance  Agreement (including  termination payments, if any).  All payments  received  under the Yield  Maintenance  Agreement  shall be distributed in accordance with the priorities set forth in Section 4.02(c) hereof.

         (c)      In  the  event  that  the  Yield  Maintenance  Agreement,  or any  replacement  thereof, terminates  prior to the Distribution  Date in August 2011, the Master Servicer,  but at no expense to the
Master  Servicer,  on behalf of the  Trustee,  to the extent  that the  termination  value under the Yield
Maintenance  Agreement is sufficient  therefor and only to the extent of the termination  payment received from the  Yield  Maintenance  Agreement  Provider,  shall  (i) cause  a new  yield  maintenance  agreement provider to assume the obligations of such terminated yield maintenance  agreement  provider or (ii) cause a new yield  maintenance  agreement  provider  to enter into a new yield  maintenance  agreement  with the
Trust Fund having substantially similar terms as those set forth in the Yield Maintenance Agreement.

                                                ARTICLE V

                                             THE CERTIFICATES

         Section 5.01.     The Certificates.

         (a)      The  Class A  Certificates,  Class M  Certificates,  Class SB  Certificates  and Class R
Certificates  shall be substantially in the forms set forth in Exhibits A, B, C and D,  respectively,  and shall,  on original  issue,  be executed and  delivered by the Trustee to the  Certificate  Registrar  for authentication  and  delivery  to or upon the order of the  Depositor  upon  receipt by the Trustee or the
Custodian  of the  documents  specified  in  Section 2.01.  Each  Class of  Class A  Certificates  and the
Class M-1  Certificates,  Class M-2  Certificates and Class M-3  Certificates shall be issuable in minimum dollar  denominations  of  $100,000  and  integral  multiples  of  $1 in  excess  thereof.  The  Class M-4
Certificates,   Class M-5  Certificates,   Class M-6  Certificates,   Class M-7  Certificates,   Class M-8
Certificates  and Class M-9  Certificates  shall be issuable in minimum dollar  denominations  of $250,000 and  integral  multiples  of $1 in  excess  thereof.  The  Class SB  Certificates  shall  be  issuable  in registered,  certificated form in minimum  percentage  interests of 5.00% and integral  multiples of 0.01%
in excess thereof.  The Class R  Certificates shall be issued in registered,  certificated form in minimum percentage  interests of 20.00% and  integral  multiples of 0.01% in excess  thereof;  provided,  however, that one Class R  Certificate of each  Class will be issuable to the REMIC  Administrator  as "tax matters person" pursuant to Section 10.01(c) in a minimum  denomination  representing a Percentage Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an
authorized  officer  of  the  Trustee.   Certificates  bearing  the  manual  or  facsimile  signatures  of individuals  who  were  at  any  time  the  proper  officers  of  the  Trustee  shall  bind  the  Trustee, notwithstanding  that such  individuals  or any of them have  ceased  to hold  such  offices  prior to the authentication  and  delivery  of such  Certificate  or did not  hold  such  offices  at the  date of such
Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any Certificate shall be conclusive evidence,  and the only evidence,  that such Certificate has been duly  authenticated  and  delivered  hereunder.  All  Certificates  shall  be  dated  the  date  of  their authentication.

         (b)      The Class A  Certificates and Class M  Certificates  shall initially be issued as one or more  Certificates  registered in the name of the Depository or its nominee and, except as provided below, registration  of such  Certificates  may not be transferred  by the Trustee  except to another  Depository that agrees to hold such  Certificates  for the respective  Certificate  Owners with  Ownership  Interests therein.  The Certificate  Owners shall hold their respective  Ownership  Interests in and to each Class A
Certificate  and Class M  Certificate  through the book-entry  facilities of the Depository and, except as provided  below,  shall  not  be  entitled  to  Definitive  Certificates  in  respect  of  such  Ownership
Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the Book-Entry
Certificates  shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm  representing  such Certificate  Owner.  Each Depository  Participant shall transfer the
Ownership  Interests  only in the  Book-Entry  Certificates  of  Certificate  Owners it  represents  or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee,  the Master  Servicer and the Depositor may for all purposes  (including  the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the authorized  representative of the Certificate  Owners with respect to the respective Classes of Book-Entry
Certificates  for  purposes  of  exercising  the  rights of  Certificateholders  hereunder.  The rights of
Certificate Owners with respect to the respective  Classes of Book-Entry  Certificates shall be limited to those established by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and directions from, and votes  of,  the  Depository  as  Holder  of any  Class of  Book-Entry  Certificates  with  respect  to any particular  matter  shall  not be  deemed  inconsistent  if  they  are  made  with  respect  to  different
Certificate  Owners.  The Trustee may establish a reasonable record date in connection with  solicitations of consents from or voting by  Certificateholders  and shall give notice to the  Depository of such record date.

         If with  respect to any  Book-Entry  Certificate  (i)(A) the  Depositor  advises  the  Trustee in writing that the Depository is no longer  willing or able to properly  discharge its  responsibilities  as
Depository  with  respect  to such  Book-Entry  Certificate  and (B) the  Depositor  is unable to locate a qualified  successor,  or (ii) (A) the  Depositor  at its option  advises the  Trustee in writing  that it elects to terminate the book-entry system for such Book-Entry  Certificate  through the Depository and (B)
upon  receipt of notice from the  Depository  of the  Depositor's  election to  terminate  the  book-entry system for such Book-Entry  Certificate,  the Depository Participants holding beneficial interests in such
Book-Entry  Certificates  agree to initiate such  termination,  the Trustee  shall notify all  Certificate
Owners of such Book-Entry  Certificate,  through the  Depository,  of the occurrence of any such event and of the availability of Definitive  Certificates to Certificate  Owners requesting the same. Upon surrender
to  the  Trustee  of  the  Book-Entry   Certificates  by  the  Depository,   accompanied  by  registration
instructions  from the Depository  for  registration  of transfer,  the Trustee shall issue the Definitive
Certificates.

         In addition,  if an Event of Default has  occurred  and is  continuing,  each  Certificate  Owner materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such
Certificate  Owner's  Percentage  Interest in the  related  Class of  Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and procedures of the Depository,  provide the Depository or the related  Depository  Participant  with directions for the  Certificate  Registrar to exchange or cause the exchange of the Certificate  Owner's  interest in such Class of  Certificates for an equivalent  Percentage  Interest in fully  registered  definitive  form.  Upon receipt by the  Certificate
Registrar  of  instructions  from the  Depository  directing  the  Certificate  Registrar  to effect  such
exchange  (such  instructions  to  contain  information   regarding  the  Class of  Certificates  and  the
Certificate Principal Balance being exchanged,  the Depository  Participant account to be debited with the decrease,  the registered  holder of and delivery  instructions  for the Definitive  Certificate,  and any other information reasonably required by the Certificate  Registrar),  (i) the Certificate Registrar shall instruct  the  Depository  to  reduce  the  related  Depository  Participant's  account  by the  aggregate
Certificate  Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee  shall  execute and the
Certificate  Registrar shall  authenticate  and deliver,  in accordance with the registration and delivery instructions  provided by the Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's
Percentage  Interest  in  such  Class of  Certificates  and  (iii)  the  Trustee  shall  execute  and  the
Certificate  Registrar  shall  authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance of such Class of  Certificates  by the amount of the Definitive
Certificates.

         None of the Depositor,  the Master  Servicer or the Trustee shall be liable for any actions taken by  the  Depository  or  its  nominee,  including,  without  limitation,  any  delay  in  delivery  of any instructions  required  under this  Section 5.01 and may  conclusively  rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive  Certificates,  the Trustee and the Master
Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c)      Each of the  Certificates  is intended to be a  "security"  governed by Article 8 of the
Uniform  Commercial Code as in effect in the State of New York and any other applicable  jurisdiction,  to the extent that any of such laws may be applicable.

         Section 5.02.     Registration of Transfer and Exchange of Certificates.

         (a)      The Trustee  shall  cause to be kept at one of the  offices or agencies to be  appointed by the  Trustee in  accordance  with the  provisions  of  Section 8.12  a  Certificate  Register in which, subject  to  such  reasonable  regulations  as it  may  prescribe,  the  Trustee  shall  provide  for  the registration  of  Certificates  and of transfers and exchanges of  Certificates  as herein  provided.  The
Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers and exchanges of Certificates as herein  provided.  The Certificate  Registrar,  or the Trustee, shall  provide the Master  Servicer  with a certified  list of  Certificateholders  as of each Record Date prior to the related Determination Date.

         (b)      Upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee  maintained  for such  purpose  pursuant to  Section 8.12  and, in the case of any Class SB
Certificate or Class R  Certificate,  upon  satisfaction  of the  conditions set forth below,  the Trustee shall  execute  and  the  Certificate  Registrar  shall  authenticate  and  deliver,  in the  name  of the designated  transferee  or  transferees,  one or  more  new  Certificates  of a like  Class and  aggregate
Percentage Interest.

         (c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other
Certificates  of  authorized  denominations  of a  like  Class and  aggregate  Percentage  Interest,  upon surrender of the  Certificates  to be exchanged  at any such office or agency.  Whenever any  Certificates are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the  Certificate  Registrar  shall authenticate and deliver the Certificates of such  Class which the  Certificateholder  making the exchange is entitled to receive.  Every  Certificate  presented or  surrendered  for transfer or exchange shall (if so required by the Trustee or the  Certificate  Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d)      No transfer,  sale,  pledge or other  disposition  of a Class SB  Certificate or Class R
Certificate  shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt from the registration  requirements of the Securities Act of 1933, as amended (the "1933 Act"),  and any applicable state  securities  laws or is made in accordance with said Act and laws.  Except as otherwise  provided in this  Section 5.02(d),  in the event that a transfer of a Class SB  Certificate or Class R  Certificate is
to be made, (i) unless the Depositor  directs the Trustee  otherwise,  the Trustee shall require a written
Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer may be made  pursuant to an  exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of
Counsel  shall not be an expense of the Trustee,  the Trust Fund,  the  Depositor or the Master  Servicer,
and (ii) the Trustee shall require the transferee to execute a  representation  letter,  substantially  in the form of Exhibit I  hereto,  and the Trustee shall require the  transferor to execute a  representation letter,  substantially  in the form of Exhibit J  hereto,  each  acceptable  to and in form and  substance satisfactory  to the  Depositor  and the Trustee  certifying  to the  Depositor  and the Trustee the facts surrounding  such  transfer,  which  representation  letters  shall not be an expense of the Trustee,  the
Trust  Fund,  the  Depositor  or the  Master  Servicer.  In  lieu of the  requirements  set  forth  in the preceding sentence,  transfers of Class SB  Certificates or Class R Certificates may be made in accordance with this  Section 5.02(d)  if the prospective  transferee of such a Certificate  provides the Trustee and the Master Servicer with an investment  letter  substantially  in the form of Exhibit N  attached  hereto, which  investment  letter shall not be an expense of the Trustee,  the Depositor,  or the Master Servicer,
and which  investment  letter  states  that,  among other  things,  such  transferee  (i) is a  "qualified institutional  buyer" as defined  under  Rule 144A,  acting for its own  account or the  accounts of other
"qualified  institutional  buyers"  as  defined  under  Rule  144A,  and (ii) is aware  that the  proposed transferor  intends to rely on the exemption from  registration  requirements  under the 1933 Act provided by Rule  144A.  The  Holder of a  Class SB  Certificate  or  Class R  Certificate  desiring  to effect any transfer,  sale, pledge or other disposition  shall, and does hereby agree to, indemnify the Trustee,  the
Depositor,  the Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

         (e)      (i) In the  case of any  Class SB  Certificate  or  Class R  Certificate  presented  for registration  in the name of any  Person,  either  (A) the  Trustee  shall  require  an Opinion of Counsel acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the  Depositor  and the  Master
Servicer to the effect that the purchase or holding of such Class SB  Certificate  or Class R  Certificate is  permissible  under  applicable  law,  will not  constitute  or  result  in any  non-exempt  prohibited transaction  under  Section 406  of ERISA or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the  Depositor or the Master  Servicer to any
obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975 of the Code)
in addition to those  undertaken  in this  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master  Servicer,  or (B) the prospective  transferee shall be required to provide the Trustee,  the Depositor  and the Master  Servicer  with a  certification  to the effect set forth in Exhibit P (with respect to a Class SB  Certificate) or in paragraph  fifteen of Exhibit H-1 (with respect  to a  Class R  Certificate),  which  the  Trustee  may  rely  upon  without  further  inquiry  or investigation,  or such other  certifications  as the Trustee may deem  desirable or necessary in order to establish  that such  transferee  or the Person in whose name such  registration  is  requested  is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of
ERISA or Section 4975  of the Code, or any Person  (including an insurance  company  investing its general accounts,  an  investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

                  (ii) Any  Transferee  of a Class M  Certificate  will be deemed to have  represented  by virtue of its  purchase  or  holding  of such  Certificate  (or  interest  therein)  that  either (a) such
Transferee  is not a Plan  Investor,  (b) it has acquired and is holding such  Certificate  in reliance on
U.S. Department of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended by PTE
2002-41,  67 Fed. Reg. 54487 (Aug. 22,  2002) (the "RFC  Exemption"),  and that it understands  that there are certain  conditions to the availability of the RFC Exemption,  including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch,  Standard & Poor's or
Moody's or (c) (x) such  Transferee is an insurance  company,  (y) the source of funds used to purchase or hold such  Certificate  (or interest  therein) is an "insurance  company  general  account" (as defined in
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and (z) the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each  entity that  satisfies  this  clause (c), a  "Complying
Insurance Company").

                  (iii)    If any Class M  Certificate  (or any  interest  therein) is acquired or held by any Person  that does not  satisfy  the  conditions  described  in  paragraph  (ii)  above,  then the last preceding  Transferee that either (x) is not a Plan Investor,  (y) acquired such Certificate in compliance with  the RFC  Exemption  or (z) is a  Complying  Insurance  Company  shall  be  restored,  to the  extent permitted by law, to all rights and  obligations as Certificate  Owner thereof  retroactive to the date of such  Transfer of such  Class M  Certificate.  The Trustee  shall be under no  liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (iv)     Any purported  Certificate  Owner whose  acquisition or holding of any Class SB
Certificate or Class M  Certificate  (or interest  therein) was effected in violation of the  restrictions in this  Section 5.02(e)  shall  indemnify  and hold  harmless  the  Depositor,  the  Trustee,  the Master
Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         (f)      (i)      Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary in connection  with any such sale.  The rights of each Person  acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                               (A)      Each  Person  holding or  acquiring  any  Ownership  Interest in a
Class R  Certificate  shall be a Permitted  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                               (B)      In  connection  with  any  proposed   Transfer  of  any  Ownership
Interest in a Class R  Certificate,  the Trustee shall require  delivery to it, and shall not register the
Transfer of any Class R Certificate until its receipt of:

                                    (I)     an  affidavit  and   agreement  (a  "Transfer   Affidavit  and
Agreement,"  in the form  attached  hereto  as  Exhibit H-1)  from the  proposed  Transferee,  in form and substance  satisfactory to the Master Servicer,  representing and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its  Ownership  Interest in the Class R  Certificate
that is the subject of the  proposed  Transfer as a nominee,  trustee or agent for any Person who is not a
Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R Certificate,  it will  endeavor  to  remain  a  Permitted  Transferee,  and that it has  reviewed  the  provisions  of this
Section 5.02(f) and agrees to be bound by them, and

                                    (II)    a  certificate,  in the form attached  hereto as  Exhibit H-2, from the Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the
Master  Servicer,  representing  and  warranting,  among  other  things,  that no purpose of the  proposed
Transfer is to impede the assessment or collection of tax.

                               (C)      Notwithstanding   the  delivery  of  a  Transfer   Affidavit   and
Agreement by a proposed  Transferee  under clause (B) above,  if a Responsible  Officer of the Trustee who is assigned  to this  Agreement  has actual  knowledge  that the  proposed  Transferee  is not a Permitted
Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed  Transferee shall be effected.

                               (D)      Each  Person  holding or  acquiring  any  Ownership  Interest in a
Class R  Certificate  shall agree (x) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer its Ownership  Interest in a Class R  Certificate and (y) not to
transfer its  Ownership  Interest  unless it provides a  certificate  to the Trustee in the form  attached hereto as Exhibit H-2.

                               (E)      Each  Person  holding or  acquiring  an  Ownership  Interest  in a
Class R Certificate,  by purchasing an Ownership Interest in such Certificate,  agrees to give the Trustee written  notice that it is a  "pass-through  interest  holder"  within the meaning of  Temporary  Treasury
Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately  upon  acquiring an Ownership  Interest in a Class R
Certificate,  if it is, or is holding  an  Ownership  Interest  in a Class R  Certificate  on behalf of, a
"pass-through interest holder."

                           (ii)     The Trustee  shall  register the  Transfer of any Class R  Certificate only if it shall  have  received  the  Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form attached  hereto as Exhibit H-2  and all of such other  documents as shall have been  reasonably  required by the Trustee as a condition  to such  registration.  Transfers  of the Class R  Certificates  to Non-United  States  Persons and  Disqualified  Organizations  (as defined in
Section 860E(e)(5) of the Code) are prohibited.

                               (A)      If any  Disqualified  Organization  shall  become  a  holder  of a
Class R  Certificate,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the extent permitted  by  law,  to  all  rights  and  obligations  as  Holder  thereof  retroactive  to the  date  of registration of such Transfer of such Class R  Certificate.  If a Non-United  States Person shall become a holder of a Class R  Certificate,  then the last preceding United States Person shall be restored,  to the extent  permitted  by law, to all rights and  obligations  as Holder  thereof  retroactive  to the date of registration  of such  Transfer of such Class R  Certificate.  If a transfer of a Class R  Certificate  is disregarded  pursuant to the  provisions of Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,
then the last preceding  Permitted  Transferee  shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of
Transfer of a Class R  Certificate  that is in fact not  permitted by this  Section 5.02(f)  or for making any payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                               (B)      If any  purported  Transferee  shall  become a Holder of a Class R
Certificate  in  violation  of the  restrictions  in  this  Section 5.02(f)  and to the  extent  that  the retroactive  restoration  of the rights of the Holder of such Class R  Certificate  as described in clause
(iii)(A)  above  shall be  invalid,  illegal or  unenforceable,  then the Master  Servicer  shall have the right,  without  notice to the  holder  or any prior  holder  of such  Class R  Certificate,  to sell such
Class R  Certificate to a purchaser  selected by the Master  Servicer on such terms as the Master Servicer may choose.  Such  purported  Transferee  shall promptly  endorse and deliver each Class R  Certificate in accordance  with the  instructions  of the Master  Servicer.  Such  purchaser  may be the Master  Servicer itself or any  Affiliate  of the  Master  Servicer.  The  proceeds  of such sale,  net of the  commissions
(which may include  commissions  payable to the Master  Servicer or its  Affiliates),  expenses  and taxes due,  if any,  will be  remitted  by the  Master  Servicer  to such  purported  Transferee.  The terms and conditions  of any sale under this clause  (iii)(B)  shall be  determined  in the sole  discretion  of the
Master  Servicer,  and the Master Servicer shall not be liable to any Person having an Ownership  Interest in a Class R Certificate as a result of its exercise of such discretion.

                           (iii)    The Master Servicer,  on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

                               (A)      as a  result  of  the  Transfer  of  an  Ownership  Interest  in a
Class R Certificate to any Person who is a Disqualified Organization,  including the information regarding
"excess inclusions" of such Class R  Certificates  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                               (B)      as a result  of any  regulated  investment  company,  real  estate
investment  trust,  common  trust  fund,   partnership,   trust,  estate  or  organization   described  in
Section 1381  of the Code that holds an Ownership  Interest in a Class R  Certificate  having as among its record  holders at any time any Person who is a Disqualified  Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

                           (iv)     The provisions of this  Section 5.02(f) set forth prior to this clause
(iv) may be  modified,  added to or  eliminated,  provided  that there  shall have been  delivered  to the
Trustee the following:

                               (A)      written  notification  from each Rating  Agency to the effect that the  modification,  addition to or  elimination  of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings,  if any, of the Class A  Certificates or Class M  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency; and

                               (B)      a  certificate  of the  Master  Servicer  stating  that the Master
Servicer has received an Opinion of Counsel,  in form and substance  satisfactory to the Master  Servicer, to the effect that such  modification,  addition to or absence of such provisions will not cause any REMIC created  hereunder  to cease to qualify as a REMIC and will not cause (x) any REMIC  created  hereunder to be subject to an  entity-level  tax caused by the Transfer of any Class R  Certificate to a Person that is
a  Disqualified   Organization  or  (y)  a  Certificateholder  or  another  Person  to  be  subject  to  a
REMIC-related  tax caused by the  Transfer  of a Class R  Certificate  to a Person that is not a Permitted
Transferee.

         (g)      No service  charge  shall be made for any  transfer or exchange of  Certificates  of any
Class,  but the Trustee may require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

         (h)      All  Certificates  surrendered  for  transfer  and  exchange  shall be  destroyed by the
Certificate Registrar.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate  is surrendered to the  Certificate  Registrar,  or the Trustee and the Certificate  Registrar  receive evidence to their  satisfaction of the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the  Trustee  and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the  Certificate  Registrar  that such  Certificate  has been  acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver, in  exchange  for or in  lieu  of any  such  mutilated,  destroyed,  lost  or  stolen  Certificate,  a new
Certificate  of like tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  that  may be  imposed  in relation  thereto  and any  other  expenses  (including  the  fees and  expenses  of the  Trustee  and the
Certificate   Registrar)  connected  therewith.   Any  duplicate   Certificate  issued  pursuant  to  this
Section shall  constitute  complete  and  indefeasible  evidence of  ownership  in the Trust  Fund,  as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation of a Certificate  for  registration  of transfer,  the Depositor,  the
Master  Servicer,  the Trustee,  the  Certificate  Registrar  and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name any Certificate is registered  as the owner of such  Certificate  for the  purpose of  receiving  distributions  pursuant  to
Section 4.02  and  for  all  other  purposes  whatsoever,  except  as and to the  extent  provided  in the definition of  "Certificateholder,"  and neither the  Depositor,  the Master  Servicer,  the Trustee,  the
Certificate  Registrar  nor  any  agent  of  the  Depositor,  the  Master  Servicer,  the  Trustee  or the
Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05.     Appointment of Paying Agent.

         The  Trustee  may  appoint  a  Paying   Agent  for  the  purpose  of  making   distributions   to
Certificateholders  pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each
Distribution  Date the Master  Servicer on behalf of the Trustee  shall  deposit or cause to be  deposited with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in
the  manner  provided  for  in   Section 4.02,   such  sum  to  be  held  in  trust  for  the  benefit  of
Certificateholders.  The Trustee  shall  cause each Paying  Agent to execute and deliver to the Trustee an instrument  in which such Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to Certificateholders  in trust for the benefit of the  Certificateholders entitled  thereto  until  such  sums  shall be paid to such  Certificateholders.  Any sums so held by such
Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the
Certificateholders on the date of receipt by such Paying Agent.

                                                ARTICLE VI

                                  THE DEPOSITOR AND THE MASTER SERVICER

         Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor  and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the obligations  specifically and respectively  imposed upon and undertaken by the Depositor and the Master Servicer  herein.  By way of illustration  and not limitation,  the Depositor is not liable for the  servicing  and  administration  of  the  Mortgage  Loans,  nor is it  obligated  by  Section 7.01  or
Section 10.01  to assume any  obligations  of the Master  Servicer or to appoint a designee to assume such obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                           Rights and Delegation of Duties by Master Servicer.

         (a)      The  Depositor  and the Master  Servicer  shall each keep in full effect its  existence, rights and  franchises as a corporation  under the laws of the state of its  incorporation,  and will each obtain and preserve its  qualification  to do business as a foreign  corporation in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the  validity  and  enforceability  of this
Agreement,  the Certificates or any of the Mortgage Loans and to perform its respective  duties under this
Agreement.

         (b)      Any Person into which the  Depositor  or the Master  Servicer may be merged or converted or  with  which  it may  be  consolidated,  or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the  Depositor or the Master  Servicer,  shall be the successor of the Depositor or the
Master  Servicer,  as the case may be,  hereunder,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything in this  Section  6.02(b) to the contrary notwithstanding;  provided,  however,  that the successor or surviving Person to the Master Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided  further that the Master  Servicer  (or the  Depositor,  as  applicable)  shall  notify each  Rating  Agency of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

         (c)      Notwithstanding  anything else in this  Section 6.02  and  Section 6.04 to the contrary, the Master  Servicer may assign its rights and delegate its duties and  obligations  under this Agreement;
provided that the Person  accepting such assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory to the Trustee and the  Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the  Depositor and the Trustee an  agreement,  in form and  substance  reasonably  satisfactory  to the Depositor and the
Trustee,  which contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Master  Servicer  under this  Agreement;
provided  further that each Rating Agency's rating of the Classes of Certificates  that have been rated in effect  immediately  prior to such assignment and delegation  will not be qualified,  reduced or withdrawn as a result of such  assignment  and  delegation (as evidenced by a letter to such effect from each Rating
Agency).  In the case of any such  assignment and  delegation,  the Master Servicer shall be released from its  obligations  under this  Agreement,  except  that the Master  Servicer  shall  remain  liable for all liabilities and obligations  incurred by it as Master Servicer  hereunder prior to the satisfaction of the conditions to such  assignment and delegation  set forth in the next preceding  sentence.  Notwithstanding the  foregoing,  in the event of a pledge or  assignment  by the Master  Servicer  solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section  9.01(a),  its rights to purchase the Mortgage Loans and property  acquired  related to such Mortgage Loans or its rights to purchase the Certificates  related thereto),  the provisos of the first sentence of this paragraph will not apply.

         (d)      Notwithstanding  anything else in this Section 6.02 to the contrary,  the  conversion of
Residential Funding Corporation's or Residential Asset Securities  Corporation's  organizational structure from a Delaware  corporation to a limited  liability company shall not require the consent of any party or notice to any party and shall not in any way affect  the  rights or  obligations  of  Residential  Funding
Corporation or Residential Asset Securities Corporation hereunder.

         Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the  Depositor,  the Master  Servicer or any of the  directors,  officers,  employees  or agents of the  Depositor  or the Master  Servicer  shall be under any  liability  to the Trust Fund or the
Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect  the  Depositor,  the  Master  Servicer  or any such  Person  against  any  breach of  warranties, representations  or covenants made herein or any liability  which would  otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless disregard of  obligations  and duties  hereunder.  The  Depositor,  the Master  Servicer and any director, officer,  employee  or  agent of the  Depositor  or the  Master  Servicer  may  rely in good  faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer  shall be  indemnified  by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action  relating to this Agreement or the  Certificates,  other than any loss,  liability or expense related to any specific Mortgage Loan or
Mortgage  Loans (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance of duties  hereunder or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither  the  Depositor  nor the Master  Servicer  shall be under any obligation to appear in, prosecute or defend any legal or administrative  action,  proceeding,  hearing or examination  that is not  incidental  to its  respective  duties  under  this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Depositor or the Master
Servicer may in its discretion undertake any such action,  proceeding,  hearing or examination that it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties hereto and the interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action,  proceeding,  hearing or examination and any liability resulting therefrom shall be expenses, costs and  liabilities of the Trust Fund,  and the Depositor and the Master  Servicer shall be entitled to be  reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the  Custodial
Account as provided by Section 3.10  and, on the Distribution  Date(s) following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each  Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment
Interest Shortfall.

         Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer shall resign from its  respective  obligations  and duties hereby imposed on it except upon  determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting the  resignation  of the Depositor or the Master  Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning  party) to such effect  delivered to the Trustee.  No such resignation by the
Master Servicer shall become  effective  until the Trustee or a successor  servicer shall have assumed the
Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                               ARTICLE VII

                                                 DEFAULT

         Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such Event of Default and whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body):

                  (i)      the Master  Servicer  shall fail to  distribute or cause to be  distributed  to
         Holders of  Certificates  of any  Class any  distribution  required to be made under the terms of the  Certificates  of such  Class and  this  Agreement  and, in either case,  such failure  shall continue  unremedied  for a period of 5 days  after the date upon  which  written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the Master Servicer by the Trustee or the  Depositor or to the Master  Servicer,  the  Depositor  and the Trustee by the
         Holders of Certificates of such  Class evidencing  Percentage Interests aggregating not less than
         25%; or

                  (ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the  covenants or  agreements  on the part of the Master  Servicer  contained in the
         Certificates  of any Class or in this Agreement and such failure shall continue  unremedied for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance  Policy) after the date on which  written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Master Servicer by the
         Trustee or the  Depositor,  or to the  Master  Servicer,  the  Depositor  and the  Trustee by the
         Holders  of  Certificates  of  any  Class evidencing,  as to  such  Class,  Percentage  Interests aggregating not less than 25%; or

                  (iii)    a decree  or  order  of a court  or  agency  or  supervisory  authority  having jurisdiction  in the  premises  in an  involuntary  case under any  present or future  federal or state  bankruptcy,  insolvency  or  similar  law or  appointing  a  conservator  or  receiver  or liquidator in any  insolvency,  readjustment  of debt,  marshalling of assets and  liabilities or similar  proceedings,  or for the  winding-up  or  liquidation  of its  affairs,  shall have been entered  against  the Master  Servicer  and such  decree or order  shall have  remained  in force undischarged or unstayed for a period of 60 days; or

                  (iv)     the Master  Servicer  shall  consent to the  appointment  of a  conservator  or receiver  or  liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of assets and liabilities,  or similar  proceedings  of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                  (v)      the Master  Servicer  shall  admit in writing  its  inability  to pay its debts generally  as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under,  any  applicable  insolvency or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses (i)-(v) of this  Section shall  occur,  then, and in each and every  such  case,  so long as such Event of  Default  shall not have been  remedied,  either the
Depositor or the Trustee  shall at the  direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights by notice in writing to the Master  Servicer (and to the  Depositor),  terminate all of the rights and  obligations  of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder;  provided,  however, that a successor to the Master Servicer is appointed  pursuant to Section 7.02  and such successor  Master
Servicer shall have accepted the duties of Master  Servicer  effective upon the  resignation of the Master
Servicer.  If an Event of Default  described  in clause (vi) hereof  shall occur,  the Trustee  shall,  by notice to the Master Servicer and the Depositor,  immediately  terminate all of the rights and obligations of the Master  Servicer under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof, other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority  and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder thereof) or the
Mortgage  Loans or otherwise,  shall subject to  Section 7.02  pass to and be vested in the Trustee or the
Trustee's  designee  appointed pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact or  otherwise,  any and all  documents and other  instruments,  and to do or accomplish  all other acts or things  necessary  or  appropriate  to effect  the  purposes  of such  notice of  termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage  Loans and related  documents,  or otherwise.  The Master  Servicer  agrees to cooperate with the Trustee in effecting the termination of the
Master Servicer's  responsibilities and rights hereunder,  including,  without limitation, the transfer to the  Trustee or its  designee  for  administration  by it of all cash  amounts  which shall at the time be credited to the  Custodial  Account or the  Certificate  Account or thereafter be received with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any  liability  that it would  otherwise have  hereunder for any act or omission prior to the effective time of such  termination.
Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its  capacity as Master
Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late  collection of a
Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's rights and  obligations  as Master  Servicer  hereunder  and received  after such notice,  that portion to which  Residential  Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in respect  thereof,  and any other  amounts  payable to  Residential  Funding hereunder the  entitlement to which arose prior to the termination of its activities  hereunder.  Upon the termination  of  Residential  Funding as Master  Servicer  hereunder  the  Depositor  shall deliver to the
Trustee, as successor Master Servicer, a copy of the Program Guide.

         Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

         (a)      On and after the time the Master Servicer  receives a notice of termination  pursuant to
Section 7.01  or resigns in  accordance  with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's  consent (which shall not be  unreasonably  withheld) a designee (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating thereto placed on the
Master Servicer (except for the  responsibilities,  duties and liabilities  contained in Sections 2.02 and
2.03(a),  excluding  the duty to  notify  related  Subservicers  as set  forth in such  Sections,  and its obligations  to deposit  amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the Certificate  Account pursuant to Sections 3.07(c) and
4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or responsibilities  caused by the preceding Master Servicer's failure to provide information  required by
Section 4.04  shall not be  considered a default by the Trustee  hereunder as successor  Master  Servicer.
As  compensation  therefor,  the  Trustee as  successor  Master  Servicer  shall be  entitled to all funds relating  to the  Mortgage  Loans  which the Master  Servicer  would have been  entitled  to charge to the
Custodial  Account or the  Certificate  Account if the Master Servicer had continued to act hereunder and, in  addition,  shall  be  entitled  to the  income  from  any  Permitted  Investments  made  with  amounts attributable  to the Mortgage  Loans held in the  Custodial  Account or the  Certificate  Account.  If the
Trustee has become the successor to the Master Servicer in accordance with  Section 6.04 or  Section 7.01, then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction  to appoint,  any  established housing  and home  finance  institution,  which  is also a Fannie  Mae or  Freddie  Mac-approved  mortgage servicing  institution,  having a net worth of not less than  $10,000,000  as the  successor to the Master
Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer  hereunder.  Pending  appointment of a successor to the Master Servicer  hereunder, the Trustee shall become  successor to the Master  Servicer and shall act in such capacity as  hereinabove provided.  In connection  with such  appointment and  assumption,  the Trustee may make such  arrangements for the  compensation  of such successor out of payments on Mortgage Loans as it and such successor  shall agree;  provided,  however,  that no such  compensation  shall be in excess of that  permitted the initial
Master Servicer hereunder.  The Depositor,  the Trustee,  the Custodian and such successor shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such  succession.  Any successor Master Servicer  appointed  pursuant to this Section 7.02 shall not receive a Servicing Fee with respect any Mortgage Loan not directly  serviced by the Master Servicer on which the  Subservicing Fee (i)
accrues at a rate of less than 0.50% per annum and (ii) has to be  increased  to a rate of 0.50% per annum in order to hire a Subservicer.  The Master  Servicer shall pay the reasonable  expenses of the Trustee in connection with any servicing transfer hereunder.

         (b)      In connection  with the  termination or resignation  of the Master  Servicer  hereunder, either (i) the  successor  Master  Servicer,  including  the Trustee if the Trustee is acting as successor
Master  Servicer,  shall  represent  and warrant  that it is a member of MERS in good  standing  and shall agree to comply in all material  respects with the rules and  procedures  of MERS in  connection  with the servicing  of the Mortgage  Loans that are  registered  with MERS,  in which case the  predecessor  Master
Servicer  shall  cooperate  with the  successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of  servicing to the  successor  Master  Servicer as necessary  under MERS' rules and regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor Master Servicer in causing  MERS to execute and deliver an  assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the  Trustee and to execute and deliver  such other  notices,  documents  and other instruments  as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage  Loan on the  MERS®  System  to the  successor  Master  Servicer.  The  predecessor  Master
Servicer shall file or cause to be filed any such  assignment in the  appropriate  recording  office.  The predecessor  Master  Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of
Mortgage,  and fees and costs of filing  any  assignments  of  Mortgage  that may be  required  under this subsection (b).  The  successor  Master  Servicer  shall  cause such  assignment  to be  delivered  to the
Trustee or the Custodian  promptly  upon receipt of the original  with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03.     Notification to Certificateholders.

         (a)      Upon any such  termination  or appointment  of a successor to the Master  Servicer,  the
Trustee shall give prompt written  notice  thereof to  Certificateholders  at their  respective  addresses appearing in the Certificate Register.

         (b)      Within  60 days  after  the  occurrence  of any  Event of  Default,  the  Trustee  shall transmit by mail to all Holders of  Certificates  notice of each such Event of Default  hereunder known to the  Trustee,  unless such Event of Default  shall have been cured or waived as  provided in  Section 7.04 hereof.

         Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the  Voting  Rights  of  Certificates  affected  by a default or Event of Default hereunder may waive any default or Event of Default;  provided,  however, that
(a) a default  or Event of  Default  under  clause (i) of  Section 7.01  may be waived  only by all of the
Holders of  Certificates  affected by such default or Event of Default and (b) no waiver  pursuant to this
Section 7.04  shall  affect the Holders of  Certificates  in the manner set forth in  Section 11.01(b)(i),
(ii) or (iii).  Upon any such  waiver of a default  or Event of Default by the  Holders  representing  the requisite percentage of Voting Rights of Certificates  affected by such default or Event of Default,  such default  or Event of  Default  shall  cease to exist and shall be deemed to have been  remedied  for every purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                               ARTICLE VIII

                                          CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a)      The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing of all Events of Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or  waived),  the Trustee  shall  exercise  such of the rights and powers  vested in it by this
Agreement,  and use the same  degree  of care and skill in their  exercise  as a  prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b)      The  Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders or other instruments furnished to the Trustee which are specifically required to be furnished  pursuant to any  provision of this  Agreement,  shall  examine them to determine  whether they conform to the  requirements of this Agreement.  The Trustee shall notify the  Certificateholders  of any such documents  which do not  materially  conform to the  requirements  of this Agreement in the event that the Trustee, after so requesting,  does not receive satisfactorily  corrected documents.  The Trustee shall forward or cause to be forwarded in a timely fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections 4.03,  7.03, and 10.01.  The Trustee shall furnish in a timely fashion to the Master  Servicer such  information as the Master  Servicer may reasonably  request from time to time for the Master  Servicer  to  fulfill  its  duties as set forth in this  Agreement.  The
Trustee  covenants  and  agrees  that it shall  perform  its  obligations  hereunder  in a manner so as to maintain the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  and (subject to  Section 10.01(f))  to  prevent  the  imposition  of any  federal,  state or local  income,  prohibited transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee and are reasonably  within the scope of its duties under this Agreement.

         (c)      No  provision  of this  Agreement  shall  be  construed  to  relieve  the  Trustee  from liability for its own negligent action,  its own negligent  failure to act or its own willful  misconduct;
provided, however, that:

                  (i)      Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such  Events of  Default  which may have  occurred,  the  duties  and  obligations  of the
         Trustee  shall be determined  solely by the express  provisions  of this  Agreement,  the Trustee shall  not  be  liable  except  for  the  performance  of  such  duties  and  obligations  as are specifically  set forth in this  Agreement,  no implied  covenants or  obligations  shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the
         Trustee,  the  Trustee  may  conclusively  rely,  as to the  truth  of  the  statements  and  the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee by the Depositor or the Master  Servicer and which on their face,  do not  contradict the requirements of this Agreement;

                  (ii)     The Trustee  shall not be  personally  liable for an error of judgment  made in good faith by a Responsible  Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee  shall not be  personally  liable with respect to any action taken, suffered  or omitted  to be taken by it in good faith in  accordance  with the  direction  of the
         Certificateholders  holding  Certificates which evidence,  Percentage  Interests  aggregating not less  than 25% of the  affected  Classes  as to the time,  method  and  place of  conducting  any proceeding for any remedy  available to the Trustee,  or exercising any trust or power  conferred upon the Trustee, under this Agreement;

                  (iv)     The Trustee  shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified  in  clauses  (i) and (ii) of  Section 7.01  or an
         Event of Default under clauses (iii), (iv) and (v) of Section 7.01  unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written notice of such failure or event at its
         Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

                  (v)      Except to the extent provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds  (including,  without  limitation,  the making of any Advance) or otherwise  incur any personal  financial  liability in the  performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers, if the Trustee shall have  reasonable  grounds for believing  that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the  Trust  Fund or its  assets  or  transactions  including,  without limitation,  (A) "prohibited  transaction"  penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC after the Closing Date imposed by  Section 860G(d)  of the Code and (C) any tax on "net  income  from  foreclosure  property"  as defined in  Section 860G(c)  of the Code,  but only if such taxes  arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i)      The  Trustee  may rely and shall be  protected  in acting  or  refraining  from acting  upon  any  resolution,  Officers'  Certificate,  certificate  of  auditors  or any  other
         certificate,   statement,   instrument,   opinion,  report,  notice,  request,   consent,  order,
         appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The Trustee may consult with counsel,  and any Opinion of Counsel shall be full and complete  authorization  and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii)    The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested  in it by this  Agreement  or to  institute,  conduct  or  defend  any  litigation
         hereunder  or  in  relation   hereto  at  the   request,   order  or  direction  of  any  of  the
         Certificateholders  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the Trustee  reasonable  security or indemnity against the costs,  expenses and  liabilities  which may be  incurred  therein or thereby;  nothing  contained  herein  shall, however,  relieve  the  Trustee of the  obligation,  upon the  occurrence  of an Event of Default
         (which has not been  cured),  to  exercise  such of the  rights  and powers  vested in it by this
         Agreement,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv)     The Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

                  (v)      Prior to the  occurrence of an Event of Default  hereunder and after the curing of all Events of Default  which may have  occurred,  the  Trustee  shall not be bound to make any investigation  into the  facts or  matters  stated  in any  resolution,  certificate,  statement, instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested  in  writing  to  do  so by  the  Holders  of  Certificates  of  any
         Class evidencing,  as to such  Class,  Percentage  Interests,  aggregating  not  less  than  50%;
         provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs, expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not  reasonably  assured to the Trustee by the security  afforded to it by the terms of this  Agreement,  the Trustee may require  reasonable  indemnity  against such expense or  liability  as a condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default  shall have  occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                  (vi)     The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either directly or by or through agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

                  (vii)    To the  extent  authorized  under  the  Code  and the  regulations  promulgated thereunder,  each Holder of a Class R Certificate hereby irrevocably  appoints and authorizes the
         Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The  Trustee  shall sign on behalf of the Trust Fund and deliver to the Master  Servicer in a timely  manner any Tax  Returns  prepared by or on behalf of the Master
         Servicer that the Trustee is required to sign as determined  by the Master  Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b)      Following   the   issuance  of  the   Certificates   (and  except  as  provided  for  in
Section 2.04),  the Trustee shall not accept any  contribution of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been  furnished  with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a  result  of such  contribution  (including  the  imposition  of any  federal  tax on  "prohibited transactions" imposed under Section 860F(a) of the Code).

         Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The  recitals  contained  herein  and  in the  Certificates  (other  than  the  execution  of the
Certificates  and  relating to the  acceptance  and receipt of the  Mortgage  Loans) shall be taken as the statements  of the  Depositor  or the  Master  Servicer  as the case may be,  and the  Trustee  assumes no responsibility  for  their  correctness.  The  Trustee  makes no  representations  as to the  validity  or sufficiency  of this  Agreement or of the  Certificates  (except that the  Certificates  shall be duly and validly  executed and  authenticated  by it as  Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS® System.  Except as otherwise  provided herein, the Trustee shall not be accountable  for  the  use  or  application  by  the  Depositor  or  the  Master  Servicer  of  any of the
Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Depositor or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn  from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

         Section 8.04.     Trustee May Own Certificates.

         The  Trustee  in its  individual  or any  other  capacity  may  become  the owner or  pledgee  of
Certificates with the same rights it would have if it were not Trustee.

         Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

         (a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time,  and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be  limited by any  provision  of law in regard to the  compensation  of a trustee of an express trust) for all  services  rendered by each of them in the  execution of the trusts  hereby  created and in the  exercise  and  performance  of any of the  powers  and  duties  hereunder  of  the  Trustee  and  any co-trustee,  and the Master  Servicer shall pay or reimburse the Trustee and any  co-trustee  upon request for  all  reasonable  expenses,  disbursements  and  advances  incurred  or  made  by the  Trustee  or any co-trustee  in  accordance  with  any of the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency  pursuant to  Section 8.12)  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

         (b)      The Master  Servicer  agrees to  indemnify  the  Trustee  for,  and to hold the  Trustee harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection  with, the acceptance  and  administration  of the Trust Fund, including its  obligation to execute the DTC Letter in its  individual  capacity,  and including the costs and expenses  (including  reasonable  legal fees and  expenses) of defending  itself  against any claim in connection  with the exercise or  performance  of any of its powers or duties under this Agreement and the
Yield Maintenance Agreement, provided that:

                  (i)      with  respect  to any such  claim,  the  Trustee  shall  have  given the Master
Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (iii)    notwithstanding  anything  in  this  Agreement  to  the  contrary,  the  Master
Servicer  shall not be liable for  settlement  of any claim by the Trustee  entered into without the prior consent of the Master  Servicer which consent shall not be unreasonably  withheld.  No termination of this
Agreement  shall  affect  the  obligations  created by this  Section 8.05(b)  of the  Master  Servicer  to indemnify  the  Trustee  under the  conditions  and to the extent set forth  herein.  Notwithstanding  the foregoing,  the indemnification  provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss,  liability or expense of the Trustee,  including  the costs and expenses of defending  itself against  any claim,  incurred in  connection  with any actions  taken by the Trustee at the  direction  of
Certificateholders pursuant to the terms of this Agreement.

         Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall  at all  times be a  national  banking  association  or a New York banking  corporation  having its  principal  office in a state and city  acceptable  to the  Depositor and organized  and doing  business  under the laws of such state or the United  States of America,  authorized under such laws to exercise  corporate  trust  powers,  having a combined  capital and surplus of at least
$50,000,000  and  subject  to  supervision  or  examination  by  federal  or  state  authority.   If  such
corporation or national banking  association  publishes  reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for purposes of this  Section the  combined  capital and surplus of such  corporation  shall be deemed to be its  combined capital and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the Trustee  shall cease to be  eligible in  accordance  with the  provisions  of this  Section,  the
Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.     Resignation and Removal of the Trustee.

         (a)      The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written  notice  thereof to the Depositor and the Master  Servicer.  Upon receiving such notice of resignation,  the  Depositor  shall  promptly  appoint a  successor  trustee  by  written  instrument,  in duplicate,  one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee shall have been so appointed  and have accepted  appointment within  30 days after the giving of such notice of  resignation,  then the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b)      If at  any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with  the provisions of Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the Trustee shall become incapable of acting,  or shall be adjudged  bankrupt or insolvent, or a receiver of the Trustee or of its  property  shall be  appointed,  or any public  officer  shall take charge or control  of the  Trustee  or of its  property  or  affairs  for the  purpose of  rehabilitation, conservation  or  liquidation,  then the Depositor may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Depositor  determines that the  Trustee  has failed (i) to  distribute  or cause to be  distributed  to  Certificateholders  any amount  required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent
(other  than the Master  Servicer or the  Depositor)  for  distribution  or (ii) to  otherwise  observe or perform in any material  respect any of its  covenants,  agreements  or  obligations  hereunder,  and such failure shall  continue  unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above,  other than any failure to comply  with the  provisions  of Article  XII, in which case no notice or grace period shall be  applicable)  after the date on which written notice of such failure,  requiring  that the same be  remedied,  shall have been given to the  Trustee by the  Depositor, then the  Depositor  may  remove the  Trustee  and  appoint a  successor  trustee  by  written  instrument delivered  as provided in the  preceding  sentence.  In  connection  with the  appointment  of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such appointment  becomes effective,  obtain from each Rating Agency written  confirmation that the appointment of any such  successor  trustee  will not  result in the  reduction  of the  ratings on any  Class of  the
Certificates below the lesser of the then current or original ratings on such Certificates.

         (c)      The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the  Trustee  and  appoint a  successor  trustee by written  instrument  or  instruments,  in triplicate,  signed by such Holders or their attorneys-in-fact duly authorized,  one complete set of which instruments  shall be  delivered  to the  Depositor,  one  complete  set to the Trustee so removed and one complete set to the successor so appointed.

         (d)      Any  resignation  or removal of the  Trustee  and  appointment  of a  successor  trustee pursuant to any of the provisions of this  Section shall  become  effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08.     Successor Trustee.

         (a)      Any successor trustee appointed as provided in Section 8.07  shall execute,  acknowledge and deliver to the  Depositor and to its  predecessor  trustee an instrument  accepting  such  appointment hereunder,  and thereupon the  resignation or removal of the  predecessor  trustee shall become  effective and such successor  trustee shall become  effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if originally  named as trustee  herein.  The predecessor trustee shall deliver to the successor  trustee all Custodial  Files and related  documents and statements held by it hereunder  (other than any Custodial Files at the time held by a Custodian,  which shall become the  agent  of any  successor  trustee  hereunder),  and  the  Depositor,  the  Master  Servicer  and  the
predecessor  trustee  shall  execute  and  deliver  such  instruments  and do  such  other  things  as may reasonably be required for more fully and certainly  vesting and  confirming in the successor  trustee all such rights, powers, duties and obligations.

         (b)      No successor  trustee shall accept  appointment  as provided in this  Section unless  at the  time  of  such  acceptance  such  successor  trustee  shall  be  eligible  under  the  provisions  of
Section 8.06.

         (c)      Upon acceptance of appointment by a successor  trustee as provided in this Section,  the
Depositor  shall mail notice of the  succession of such trustee  hereunder to all Holders of  Certificates at their  addresses  as shown in the  Certificate  Register.  If the  Depositor  fails to mail such notice within  10 days after  acceptance of  appointment by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or  national  banking  association  into  which  the  Trustee  may be merged or converted  or with  which it may be  consolidated  or any  corporation  or  national  banking  association resulting  from any merger,  conversion or  consolidation  to which the Trustee  shall be a party,  or any corporation  or national  banking  association  succeeding  to the business of the  Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association  shall be eligible  under the  provisions  of  Section 8.06,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.
The Trustee  shall mail  notice of any such merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

         (a)      Notwithstanding  any other  provisions  hereof,  at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Trust Fund or property  securing the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof,  and, subject to the other provisions of this  Section 8.10,  such powers,  duties,  obligations,  rights and trusts as the Master  Servicer  and the  Trustee  may  consider necessary or desirable.  If the Master Servicer shall not have joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case an Event of Default  shall have  occurred and be continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder  shall be  required  to meet the terms of  eligibility  as a  successor  trustee  under
Section 8.06  hereunder,  and no notice to Holders of Certificates of the appointment of  co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b)      In the case of any  appointment  of a co-trustee  or separate  trustee  pursuant to this
Section 8.10,  all rights,  powers,  duties and obligations conferred or imposed upon the Trustee shall be conferred  or imposed  upon and  exercised or  performed  by the  Trustee,  and such  separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction in which any particular act or acts are to be performed  (whether as Trustee  hereunder  or as  successor  to the Master  Servicer hereunder),  the Trustee shall be  incompetent  or unqualified to perform such act or acts, in which event such  rights,  powers,  duties and  obligations  (including  the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

         (c)      Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the  then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee shall refer to this Agreement and the conditions of this  Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall  be  vested  with  the  estates  or  property  specified  in its  instrument  of appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including  every provision of this Agreement  relating to the  conduct  of,  affecting  the  liability  of, or  affording  protection  to, the  Trustee.  Every such instrument shall be filed with the Trustee.

         (d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee,  its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Agreement on its behalf and in its name.  If any separate  trustee or  co-trustee  shall  die,  become  incapable  of  acting,  resign  or be  removed,  all of its  estates, properties,  rights,  remedies and trusts  shall vest in and be  exercised  by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.     Appointment of the Custodian.

         The Trustee may,  with the consent of the Master  Servicer and the  Depositor,  or shall,  at the direction of the Master  Servicer and the  Depositor,  appoint  custodians  who are not  Affiliates of the
Depositor  or the  Master  Servicer  to hold all or a  portion  of the  Custodial  Files as agent  for the
Trustee,  by  entering  into a  Custodial  Agreement.  The  Trustee  is hereby  directed  to enter  into a
Custodial  Agreement with Wells Fargo Bank,  N.A.  Subject to  Article VIII,  the Trustee agrees to comply with the terms of each Custodial  Agreement  with respect to the Custodial  Files and to enforce the terms and  provisions  thereof  against the related  custodian  for the benefit of the  Certificateholders.  The custodian shall be a depository  institution  subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the jurisdiction  in  which it holds  any  Custodial  File.  Each  Custodial  Agreement  with  respect  to the
Custodial  Files,  may be  amended  only as  provided  in  Section 11.01.  The  Trustee  shall  notify the
Certificateholders  of the  appointment  of the custodian  (other than the  custodian  appointed as of the
Closing Date) pursuant to this Section 8.11.

         Section 8.12.     Appointment of Office or Agency.

         The  Trustee  shall  maintain  an  office  or agency  in the City of St.  Paul,  Minnesota  where
Certificates  may be  surrendered  for  registration  of  transfer  or  exchange.  The  Trustee  initially designates its offices  located at the Corporate  Trust Office for the purpose of keeping the  Certificate
Register.  The Trustee shall  maintain an office at the address  stated in  Section 11.05(c)  hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

         Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized  and directed to, and agrees that it shall,  enter into the DTC
Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

         Section 8.14.     Yield Maintenance Agreement.

         The  Trustee is hereby  authorized  and  directed  to, and agrees  that it shall,  enter into the
Yield Maintenance Agreement on behalf of the Trust Fund.

                                                ARTICLE IX

                                               TERMINATION

         Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

         (a)      Subject  to  Section 9.02,  the  respective  obligations  and  responsibilities  of  the
Depositor,  the Master Servicer and the Trustee created hereby in respect of the Certificates  (other than
the  obligation  of  the  Trustee  to  make  certain  payments  after  the  Final   Distribution  Date  to
Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter set forth)
shall  terminate upon the last action required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article IX following the earlier of:

                  (i)      the  later of the final  payment  or other  liquidation  (or any  Advance  with respect  thereto) of the last Mortgage  Loan  remaining in the Trust Fund or the  disposition  of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     at the option of the Master  Servicer,  the purchase of all Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund,  at a price equal to 100% of the  unpaid  principal  balance  of each  Mortgage  Loan (or,  if less than such unpaid  principal  balance,  the fair  market  value of the related  underlying  property of such
         Mortgage  Loan with  respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal  balance)  (and if such  purchase is made by the
         Master Servicer only, net of any unreimbursed  Advances  attributable to principal) on the day of repurchase,  plus accrued  interest  thereon at the Net  Mortgage  Rate (or Modified Net Mortgage
         Rate in the case of any Modified  Mortgage  Loan),  to, but not  including,  the first day of the month in which such repurchase price is distributed;

provided,  however,  that in no event shall the trust created  hereby  continue  beyond the  expiration of
21 years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late ambassador of the United  States to the Court of St. James,  living on the date hereof;  and provided  further,  that the  purchase  price set forth above shall be  increased  as is  necessary,  as  determined  by the Master
Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC.

         The  purchase  price paid by the  Master  Servicer  pursuant  to  Section 9.01(a)(ii)  shall also include any amounts  owed by  Residential  Funding  pursuant to the last  paragraph  of  Section 4  of the
Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment  Agreement  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase all of the Mortgage  Loans  pursuant to clause (ii)
above is  conditioned  upon the date of such  purchase  occurring  on or after  the  Optional  Termination
Date.  If such right is  exercised by the Master  Servicer,  the Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore made by it with respect to the Mortgage  Loans being  purchased.  In addition,  the Master  Servicer shall provide to the Trustee the certification  required by  Section 3.15,  and the Trustee and the  Custodian  shall,  promptly  following payment of the purchase  price,  release to the Master  Servicer the  Custodial  Files  pertaining  to the
Mortgage Loans being purchased.

         In addition to the  foregoing,  on any  Distribution  Date on or after the  Optional  Termination
Date,  the Master  Servicer  shall have the right,  at its option,  to purchase the Class A  Certificates,
Class M  Certificates and Class SB  Certificates in whole, but not in part, at a price equal to the sum of the outstanding  Certificate  Principal  Balance of such  Certificates plus the sum of one month's Accrued
Certificate  Interest  thereon,  any  previously  unpaid  Accrued  Certificate  Interest,  and any  unpaid
Prepayment  Interest  Shortfalls  previously  allocated  thereto and, in the case of  Prepayment  Interest
Shortfalls,  accrued  interest  thereon  at the  applicable  Pass-Through  Rate  through  the date of such optional  termination.  If the Master Servicer  exercises this right to purchase the  outstanding  Class A
Certificates,   Class M  Certificates  and  Class SB  Certificates,  the  Master  Servicer  will  promptly
terminate  the  respective   obligations  and   responsibilities   created  hereby  in  respect  of  these
Certificates pursuant to this Article IX.

         (b)      The Master  Servicer  shall give the Trustee not less than 40 days' prior  notice of the
Distribution  Date on which (1) the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  as a result of the  exercise by the Master  Servicer of its right to purchase  the
Mortgage Loans or on which (2) the Master Servicer  anticipates  that the  Certificates  will be purchased as a result of the exercise by the Master  Servicer to purchase the  outstanding  Certificates.  Notice of any  termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final  distribution  and  cancellation or notice of any purchase of the outstanding  Certificates,  specifying the  Distribution  Date upon which the Holders may surrender their  Certificates  to the Trustee for payment,  shall be given promptly by the
Master  Servicer  (if it is  exercising  the right to  purchase  the  Mortgage  Loans or to  purchase  the outstanding  Certificates),  or by the  Trustee  (in any other  case) by letter to the  Certificateholders
(with a copy to the  Certificate  Registrar)  mailed not earlier  than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the  anticipated  Final  Distribution  Date upon  which  final  payment  of the
Certificates  is anticipated to be made upon  presentation  and surrender of Certificates at the office or agency of the Trustee  therein  designated  where  required  pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding  Certificates,  the Distribution Date on which such purchase is made,

                  (ii)     the amount of any such final  payment  or, in the case of the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

                  (iii)    that the Record Date  otherwise  applicable  to such  Distribution  Date is not applicable,  and that payment will be made only upon  presentation  and surrender of the  Certificates  at the office or agency of the Trustee therein specified.

         If the Master  Servicer  or the Trustee is  obligated  to give  notice to  Certificateholders  as required above,  it shall give such notice to the  Certificate  Registrar at the time such notice is given to  Certificateholders.  In the event of a purchase  of the  Mortgage  Loans by the Master  Servicer,  the
Master  Servicer  shall  deposit  in the  Certificate  Account  before  the  Final  Distribution  Date  in immediately  available  funds an amount  equal to the  purchase  price  computed as provided  above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding  Certificates,  the
Master  Servicer shall deposit in the  Certificate  Account,  before the  Distribution  Date on which such purchase is to occur,  in  immediately  available  funds,  an amount equal to the  purchase  price for the
Certificates  computed as provided above,  and provide notice of such deposit to the Trustee.  The Trustee shall withdraw from such account the amount  specified in subsection (c) below and distribute  such amount to the  Certificateholders  as specified in subsection  (c) below.  The Master  Servicer  shall provide to the Trustee  written  notification  of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not  terminated on the  anticipated  Final  Distribution  Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

         (c)      Upon  presentation  and surrender of the Class A Certificates,  Class M Certificates and
Class  SB  Certificates  by  the  Certificateholders   thereof,  the  Trustee  shall  distribute  to  such
Certificateholders  (i)  the  amount  otherwise  distributable  on  such  Distribution  Date,  if  not  in connection with the Master  Servicer's  election to repurchase the Mortgage Loans or the outstanding Class
A Certificates,  Class M Certificates  and Class SB  Certificates,  or (ii) if the Master Servicer elected to so repurchase the Mortgage Loans or the  outstanding  Class A  Certificates,  Class M Certificates  and
Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:  first, with respect to the Class A  Certificates,  pari passu,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate  Interest,  second, with respect to the Class M-1 Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  third,  with respect to the Class M-2  Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus
Accrued  Certificate  Interest thereon for the related  Interest Accrual Period and any previously  unpaid
Accrued  Certificate  Interest,  fourth,  with  respect  to the Class M-3  Certificates,  the  outstanding
Certificate  Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  thereon  for the  related
Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  fifth, with respect to the  Class  M-4  Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued
Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued
Certificate  Interest,  sixth,  with respect to the Class M-5  Certificates,  the outstanding  Certificate
Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual
Period and any previously  unpaid Accrued  Certificate  Interest,  seventh,  with respect to the Class M-6
Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest, eighth,  with  respect  to the Class M-7  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued  Certificate  Interest,  ninth, with respect to the Class M-8 Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  tenth,  with respect to the Class M-9  Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus
Accrued  Certificate  Interest thereon for the related  Interest Accrual Period and any previously  unpaid
Accrued  Certificate  Interest,   eleventh,  with  respect  to  the  Class  A  Certificates  and  Class  M
Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution
Date or remaining  unpaid from prior  Distribution  Dates and accrued  interest  thereon at the applicable
Pass-Through  Rate,  on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated  thereto for such Distribution  Date or remaining unpaid from prior  Distribution  Dates, and twelfth,  with respect to the Class SB Certificates, all remaining amounts.

         (d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final  payment and  cancellation  on or before the Final  Distribution  Date,  the Master  Servicer (if it
exercised  its right to purchase  the  Mortgage  Loans) or the Trustee (in any other  case),  shall give a
second  written  notice  to  the  remaining   Certificateholders   to  surrender  their  Certificates  for
cancellation  and receive the final  distribution  with  respect  thereto.  If within six months after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the Trustee shall take appropriate  steps as  directed  by the  Master  Servicer  to  contact  the  remaining  Certificateholders concerning  surrender  of their  Certificates.  The costs and  expenses  of  maintaining  the  Certificate
Account  and of  contacting  Certificateholders  shall  be paid  out of the  assets  which  remain  in the
Certificate  Account.  If within nine months after the second notice any Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such
Holders.  No  interest  shall  accrue or be payable  to any  Certificateholder  on any amount  held in the
Certificate  Account  or by the  Master  Servicer  as a  result  of such  Certificateholder's  failure  to surrender its  Certificate(s)  for final  payment  thereof in accordance  with this  Section 9.01  and the
Certificateholders shall look only to the Master Servicer for such payment.

         (e)      If  any  Certificateholders  do  not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a purchase of the outstanding  Certificates is to be made, the Master Servicer shall  give a second  written  notice to such  Certificateholders  to  surrender  their  Certificates  for payment of the  purchase  price  therefor.  If within six months after the second  notice any  Certificate shall not have been surrendered for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer  to  contact  the  Holders  of such  Certificates  concerning  surrender  of their
Certificates.   The  costs  and  expenses  of  maintaining  the  Certificate  Account  and  of  contacting
Certificateholders  shall be paid out of the assets which  remain in the  Certificate  Account.  If within nine months after the second notice any  Certificates  shall not have been surrendered for cancellation in
accordance  with  this   Section 9.01,   the  Trustee  shall  pay  to  the  Master  Servicer  all  amounts distributable  to the Holders thereof and shall have no further  obligation or liability  therefor and the
Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the
Master  Servicer as a result of such  Certificateholder's  failure to  surrender  its  Certificate(s)  for
payment  in  accordance  with  this  Section 9.01.   Any  Certificate  that  is  not  surrendered  on  the
Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as  provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights  with  respect  thereto except  to  receive  the  purchase  price  therefor  minus any costs  and  expenses  associated  with such
Certificate  Account and notices allocated  thereto.  Any Certificates so purchased or deemed to have been purchased on such  Distribution  Date shall remain  outstanding  hereunder.  The Master  Servicer shall be for all purposes the Holder thereof as of such date.

         Section 9.02.     Additional Termination Requirements.

         (a)      Each of REMIC I  and  REMIC II as the case may be,  shall be  terminated  in  accordance with the following  additional  requirements,  unless the Trustee and the Master Servicer have received an
Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the Trustee) to the effect that the failure of any  REMIC created  hereunder to comply with the requirements of this Section 9.02 will not
(i) result in the  imposition  on the Trust Fund of taxes on  "prohibited  transactions,"  as described in
Section 860F  of the Code,  or (ii)  cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i)      The Master  Servicer shall  establish a 90-day  liquidation  period for each of
         REMIC I and  REMIC II,  and  specify the first day of such period in a statement  attached to the
         Trust Fund's final Tax Return  pursuant to Treasury  regulations  §1.860F-1.  The Master Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for each of REMIC I and
         REMIC II, under Section 860F of the Code and the regulations thereunder;

                  (ii)     The Master  Servicer  shall  notify the  Trustee  at the  commencement  of such
         90-day  liquidation  period  and,  at or prior to the time of making of the final  payment on the
         Certificates,  the Trustee shall sell or otherwise  dispose of all of the remaining assets of the
         Trust Fund in accordance with the terms hereof; and

                  (iii)    If the Master  Servicer is  exercising  its right to purchase the assets of the
         Trust Fund, the Master Servicer shall,  during the 90-day  liquidation  period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

         (b)      Each Holder of a Certificate  and the Trustee hereby  irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and  REMIC II  at the  expense  of the Trust  Fund in  accordance  with the terms and  conditions  of this
Agreement.

                                                ARTICLE X

                                             REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a)      The REMIC  Administrator  shall make an election  to treat each of REMIC I and  REMIC II as a REMIC under the Code and, if  necessary,  under  applicable  state law. Such election will be made on
Form  1066  or  other  appropriate  federal  tax  or  information  return  (including  Form  8811)  or any appropriate  state return for the taxable  year ending on the last day of the  calendar  year in which the
Certificates  are issued.  The REMIC I Regular  Interests  shall be designated as the "regular  interests"
and  Component  I of the  Class  R  Certificates  shall  be  designated  as the  sole  Class of  "residual interests" in REMIC I.  The REMIC II Regular Interests shall be designated as the "regular  interests" and
Component II  of the Class R Certificates  shall be designated as the sole Class of  "residual  interests"
in REMIC II.  The REMIC  Administrator  and the Trustee  shall not permit the creation of any  "interests"
(within  the  meaning  of  Section 860G  of the  Code) in the  REMIC I or REMIC II other  than the REMIC I
Regular Interests, the REMIC II Regular Interests and the Certificates.

         (b)      The Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC I,  and
REMIC II within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

         (c)      The REMIC  Administrator  shall hold a Class R  Certificate in each REMIC representing a
0.01%  Percentage  Interest of the Class R  Certificates in each REMIC and shall be designated as the "tax matters  person"  with  respect to each of REMIC I and  REMIC II  in the manner  provided  under  Treasury
regulations   Section 1.860F-4(d)   and   Treasury   regulations   Section 301.6231(a)(7)-1.   The   REMIC
Administrator,  as tax  matters  person,  shall (i) act on  behalf  of each of  REMIC I  and  REMIC II  in relation to any tax matter or  controversy  involving the Trust Fund and (ii)  represent the Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any governmental taxing
authority  with  respect  thereto.  The  legal  expenses,   including  without  limitation  attorneys'  or
accountants'  fees,  and costs of any such  proceeding  and any  liability  resulting  therefrom  shall be expenses of the Trust Fund and the REMIC  Administrator  shall be entitled to  reimbursement  therefor out of amounts  attributable  to the  Mortgage  Loans on  deposit in the  Custodial  Account  as  provided  by
Section 3.10  unless such legal  expenses  and costs are  incurred by reason of the REMIC  Administrator's willful  misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator is no longer the Master
Servicer  hereunder,  at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable  compensation  not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d)      The REMIC  Administrator  shall  prepare or cause to be prepared  all of the Tax Returns that it  determines  are  required  with  respect to the REMICs  created  hereunder  and deliver  such Tax
Returns in a timely  manner to the  Trustee  and the  Trustee  shall  sign and file such Tax  Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC  Administrator  without any right of reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the
Trustee  with  respect to any tax or  liability  arising  from the  Trustee's  signing of Tax Returns that contain  errors  or  omissions.  The  Trustee  and  Master  Servicer  shall  promptly  provide  the  REMIC
Administrator  with such  information  as the REMIC  Administrator  may from time to time  request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e)      The REMIC  Administrator  shall provide (i) to any  Transferor of a Class R  Certificate such  information  as is necessary  for the  application  of any tax relating to the transfer of a Class R
Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee and the Trustee  shall forward to the  Certificateholders  such  information  or reports as are required by the Code or the REMIC
Provisions  including reports relating to interest,  original issue discount,  if any, and market discount or premium (using the Prepayment  Assumption) and (iii) to the Internal  Revenue Service the name,  title, address and  telephone  number of the person who will serve as the  representative  of each REMIC  created hereunder.

         (f)      The  Master  Servicer  and the REMIC  Administrator  shall take such  actions  and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master  Servicer's or the REMIC  Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be  necessary or  desirable  to maintain  the status  thereof as a REMIC under the REMIC  Provisions
(and the Trustee shall assist the Master Servicer and the REMIC  Administrator,  to the extent  reasonably requested by the Master  Servicer and the REMIC  Administrator  to do so). In  performing  their duties as more specifically set forth herein,  the Master Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any  action,  cause the Trust  Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within  their  respective  control and the scope of duties more specifically set forth herein,  that, under the REMIC  Provisions,  if taken or not taken, as the case may be,  could  (i) endanger  the  status  of any  REMIC created  hereunder  as a REMIC or (ii)  result in the imposition of a tax upon any REMIC created  hereunder  (including but not limited to the tax on prohibited transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in  Section 2.04)  and the tax on  contributions  to a REMIC set forth in  Section 860G(d)  of the Code)  (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC
Event") unless the Master Servicer or the REMIC Administrator,  as applicable,  has received an Opinion of
Counsel  (at the  expense  of the party  seeking to take such  action or, if such party  fails to pay such expense,  and the Master Servicer or the REMIC Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust
Fund, but in no event at the expense of the Master  Servicer,  the REMIC  Administrator or the Trustee) to
the effect  that the  contemplated  action will not,  with  respect to the Trust Fund  created  hereunder, endanger such status or, unless the Master  Servicer or the REMIC  Administrator  or both, as  applicable, determine in its or their sole  discretion  to indemnify  the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken  because the timing of such action might result in the  imposition of a tax on the Trust Fund, or may only be taken  pursuant to an Opinion of Counsel  that such action would not impose a tax on the Trust
Fund,  such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with  respect  to any taxes  that  might be  imposed  on the Trust  Fund has been given and that all other preconditions  to the taking of such action  have been  satisfied.  The Trustee  shall not take or fail to take any  action  (whether  or not  authorized  hereunder)  as to which the Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing  that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with respect to such action or  inaction,  as the case may be. In  addition,  prior to taking  any  action  with  respect  to the Trust  Fund or its  assets,  or causing  the Trust  Fund to take any  action,  which is not  expressly  permitted  under the terms of this
Agreement,  the Trustee shall consult with the Master Servicer or the REMIC Administrator,  as applicable, or its  designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the Trust
Fund to take any such action as to which the Master  Servicer or the REMIC  Administrator,  as applicable, has  advised it in writing  that an Adverse  REMIC  Event could  occur.  The Master  Servicer or the REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the  expense  of the  Master  Servicer  or the  REMIC  Administrator.  At all  times as may be required by the Code, the Master Servicer or the REMIC  Administrator,  as applicable,  will to the extent
within  its  control  and  the  scope  of  its  duties  more  specifically  set  forth  herein,   maintain
substantially  all of the assets of the REMIC as "qualified  mortgages"  as defined in  Section 860G(a)(3)
of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g)      In the event that any tax is imposed on "prohibited  transactions"  of any REMIC created hereunder as defined in  Section 860F(a)(2)  of the Code, on "net income from foreclosure property" of any
REMIC as defined in  Section 860G(c)  of the Code,  on any  contributions  to any REMIC  after the Startup
Date  therefor  pursuant  to  Section 860G(d)  of the Code,  or any other tax  imposed  by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer, if such tax arises out of or results from a breach by the Master  Servicer in its role as Master  Servicer or REMIC  Administrator  of any of its obligations  under this Agreement or the Master Servicer has in its sole  discretion  determined to indemnify  the Trust Fund against such tax,  (ii) to the Trustee,  if such tax  arises  out of or  results  from a  breach  by the  Trustee  of  any of its  obligations  under  this
Article X,  or  (iii) otherwise  against  amounts on  deposit in the  Custodial  Account  as  provided  by
Section 3.10  and on the Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be  allocated in reduction of the Accrued  Certificate  Interest on each  Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h)      The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records  with respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

         (i)      Following  the Startup  Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC unless  (subject to  Section 10.01(f))  the Master Servicer and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such contribution)  to the  effect  that  the  inclusion  of such  assets  in any  REMIC  will  not  cause  any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or  subject  any such  REMIC to any tax under the  REMIC  Provisions  or other  applicable  provisions  of federal, state and local law or ordinances.

         (j)      Neither the Master  Servicer nor the Trustee shall (subject to  Section 10.01(f))  enter into any arrangement by which any  REMIC created  hereunder will receive a fee or other  compensation  for services nor permit any  REMIC created  hereunder to receive any income from assets other than  "qualified mortgages"  as  defined  in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as  defined  in
Section 860G(a)(5) of the Code.

         (k)      Solely for  purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  the
"latest  possible  maturity  date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is August 25, 2036,  which is the  Distribution  Date in the month  following the last scheduled payment on any Mortgage Loan.

         (l)      Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage  Investment
Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

         (m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage Loans (except in connection with (i) the default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the  bankruptcy  of the Trust Fund,  (iii) the  termination  of any
REMIC  pursuant  to  Article IX  of this  Agreement  or (iv) a purchase  of  Mortgage  Loans  pursuant  to
Article II  or III of this  Agreement)  or  acquire  any  assets  for any REMIC or sell or  dispose of any investments in the Custodial  Account or the Certificate  Account for gain, or accept any contributions to any  REMIC  after the  Closing  Date  unless  it has  received  an  Opinion  of  Counsel  that such  sale, disposition,  substitution or acquisition  will not (a) affect  adversely the status of any  REMIC created hereunder  as a REMIC  or  (b) unless  the  Master  Servicer  has  determined  in its sole  discretion  to indemnify  the Trust  Fund  against  such  tax,  cause any  REMIC to be  subject  to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

         (a)      The Trustee agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator
and the Master Servicer for any taxes and costs including,  without limitation,  any reasonable  attorneys fees  imposed on or incurred by the Trust Fund,  the  Depositor or the Master  Servicer,  as a result of a breach of the  Trustee's  covenants  set  forth in  Article VIII  or this  Article X.  In the  event  that
Residential  Funding is no longer the Master  Servicer,  the Trustee shall indemnify  Residential  Funding for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees  imposed on or incurred  by  Residential  Funding  as a result  of a  breach  of the  Trustee's  covenants  set  forth in
Article VIII or this Article X.

         (b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master
Servicer  and the  Trustee  for any  taxes  and  costs  (including,  without  limitation,  any  reasonable attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the Master  Servicer or the
Trustee, as a result of a breach of the REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC  Provisions,  including  without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns  prepared by the REMIC  Administrator  that contain errors or omissions;  provided,  however,  that such  liability  will not be imposed to the extent  such breach is a result of an error or omission in information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c)      The Master  Servicer  agrees to  indemnify  the Trust  Fund,  the  Depositor,  the REMIC
Administrator  and the Trustee for any taxes and costs  (including,  without  limitation,  any  reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the
Trustee,  as a result of a breach of the Master  Servicer's  covenants  set forth in this  Article X or in
Article III  with respect to compliance  with the REMIC  Provisions,  including  without  limitation,  any penalties  arising  from the  Trustee's  execution  of Tax Returns  prepared by the Master  Servicer  that contain errors or omissions.

                                                ARTICLE XI

                                         MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         (a)      This  Agreement  or any  Custodial  Agreement  may be  amended  from time to time by the
Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                  (i)      to cure any ambiguity,

                  (ii)     to  correct  or  supplement  any  provisions  herein or  therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii)    to modify,  eliminate or add to any of its  provisions  to such extent as shall be  necessary or desirable to maintain  the  qualification  of any  REMIC created  hereunder as a
         REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the imposition  of any tax on the Trust Fund  pursuant to the Code that would be a claim  against the
         Trust  Fund,  provided  that the  Trustee  has  received an Opinion of Counsel to the effect that
         (A) such action is necessary or desirable to maintain such  qualification or to avoid or minimize the risk of the  imposition of any such tax and (B) such action will not adversely  affect in any material respect the interests of any Certificateholder,

                  (iv)     to change the timing and/or  nature of deposits  into the Custodial  Account or the  Certificate  Account or to change  the name in which the  Custodial  Account is  maintained, provided  that (A) the  Certificate  Account  Deposit  Date  shall in no event be later  than the related  Distribution  Date,  (B) such change  shall not, as  evidenced by an Opinion of Counsel, adversely  affect in any material  respect the  interests of any  Certificateholder  and (C) such change  shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                  (v)      to modify,  eliminate or add to the provisions of  Section 5.02(f) or any other provision hereof  restricting  transfer of the Class R  Certificates by virtue of their being the
         "residual  interests"  in the Trust  Fund  provided  that (A) such  change  shall  not  result in reduction  of the  rating  assigned  to any such  Class of  Certificates  below  the lower of the then-current  rating or the rating  assigned  to such  Certificates  as of the Closing  Date,  as evidenced  by a letter  from each Rating  Agency to such  effect,  and (B) such change  shall not
         (subject  to  Section 10.01(f)),  as  evidenced  by an Opinion of Counsel  (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause the Trust Fund or any of the  Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                  (vi)     to make any other  provisions  with  respect to matters  or  questions  arising under this  Agreement or such  Custodial  Agreement  which shall not be  materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an
         Opinion  of  Counsel,   adversely   affect  in  any  material   respect  the   interests  of  any
         Certificateholder and is authorized or permitted under Section 11.01.

         (b)      This  Agreement or any Custodial  Agreement may also be amended from time to time by the
Depositor,  the Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of  Certificates with a Certificate  Principal
Balance  greater than zero  affected  thereby for the purpose of adding any  provisions  to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class;  provided,  however, that no such amendment shall:

                  (i)      reduce in any manner the amount of, or delay the timing of,  payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                  (ii)     adversely  affect in any  material  respect  the  interest  of the  Holders  of
Certificates  of any Class in a manner  other than as  described in clause (i) hereof  without the consent of Holders of Certificates of such  Class evidencing,  as to such Class,  Percentage Interests aggregating not less than 66%, or

                  (iii)    reduce the aforesaid  percentage of  Certificates  of any Class the  Holders of which are required to consent to any such  amendment,  in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c)      Notwithstanding  any  contrary  provision  of this  Agreement,  the  Trustee  shall  not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of Counsel (at the expense of the party  seeking  such  amendment)  to the effect that such  amendment or the exercise of any power granted to the Master  Servicer,  the Depositor or the Trustee in accordance with such amendment will  not  result  in the  imposition  of a  federal  tax on the  Trust  Fund or cause  any  REMIC created hereunder to fail to qualify as a REMIC at any time that any  Certificate is outstanding;  provided,  that if the  indemnity  described  in  Section 10.01(f)  with respect to any taxes that might be imposed on the
Trust Fund has been  given,  the Trustee  shall not  require the  delivery to it of the Opinion of Counsel described  in this  Section 11.01(c).  The  Trustee  may but  shall  not be  obligated  to enter  into any amendment  pursuant to this Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

         (d)      Promptly  after the execution of any such  amendment  the Trustee shall furnish  written notification  of the  substance  of such  amendment to each  Certificateholder.  It shall not be necessary for the consent of  Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance thereof.  The manner of  obtaining  such  consents and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e)      The Depositor shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any  corporate  guaranty,  payment  obligation,  irrevocable  letter of credit,  surety  bond, insurance  policy or similar  instrument or a reserve fund, or any  combination of the foregoing,  for the purpose of  protecting  the Holders of the Class SB  Certificates  against any or all  Realized  Losses or other  shortfalls.  Any such  instrument  or fund  shall be held by the  Trustee  for the  benefit  of the
Class SB  Certificateholders,  but shall  not be and  shall  not be  deemed to be under any  circumstances included in any REMIC.  To the extent that any such  instrument  or fund  constitutes  a reserve  fund for federal  income tax purposes,  (i) any reserve fund so  established  shall be an outside  reserve fund and not an asset of such  REMIC,  (ii)  any such  reserve  fund  shall be owned by the  Depositor,  and  (iii)
amounts  transferred  by such REMIC to any such  reserve fund shall be treated as amounts  distributed  by such  REMIC  to  the  Depositor  or  any  successor,  all  within  the  meaning  of  Treasury  regulations
Section 1.860G-2(h)  in effect as of the  Cut-off  Date.  In  connection  with the  provision  of any such instrument  or fund,  this  Agreement  and any  provision  hereof may be  modified,  added to,  deleted or otherwise  amended  in any  manner  that  is  related  or  incidental  to such  instrument  or fund or the establishment  or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the  Depositor and such related  insurer but without the consent of any  Certificateholder and without the consent of the Master  Servicer or the Trustee being  required  unless any such  amendment would  impose  any  additional  obligation  on,  or  otherwise  adversely  affect  the  interests  of  the
Certificateholders,  the Master  Servicer or the  Trustee,  as  applicable;  provided  that the  Depositor obtains an Opinion of Counsel  (which  need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1)  of the Code and (b) any REMIC created hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the Depositor elects to provide such coverage in the form of a limited  guaranty  provided by General
Motors Acceptance  Corporation,  the Depositor may elect that the text of such amendment to this Agreement shall be  substantially  in the form  attached  hereto as Exhibit K (in which case  Residential  Funding's
Subordinate  Certificate  Loss Obligation as described in such exhibit shall be established by Residential
Funding's  consent  to such  amendment)  and that the  limited  guaranty  shall  be  executed  in the form attached hereto as Exhibit L,  with such changes as the Depositor  shall deem to be appropriate;  it being understood  that the Trustee has reviewed  and  approved the content of such forms and that the  Trustee's consent or approval to the use thereof is not required.

         (f)      In addition to the  foregoing,  any  amendment of Section 4.08 of this  Agreement  shall require the consent of the Limited  Repurchase  Right Holder as a third-party  beneficiary of Section 4.08 of this Agreement.

         Section 11.02.    Recordation of Agreement; Counterparts.

         (a)      To the extent  permitted by applicable  law, this Agreement is subject to recordation in all  appropriate  public  offices  for real  property  records  in all the  counties  or other  comparable jurisdictions  in which any or all of the  properties  subject to the Mortgages  are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master
Servicer  and at its  expense on  direction  by the  Trustee  (pursuant  to the  request of the Holders of
Certificates  entitled to at least 25% of the Voting  Rights),  but only upon direction  accompanied by an
Opinion of Counsel to the effect that such recordation  materially and beneficially  affects the interests of the Certificateholders.

         (b)      For the purpose of  facilitating  the  recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement may be executed  simultaneously  in any number of  counterparts, each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

         Section 11.03.    Limitation on Rights of Certificateholders.

         (a)      The death or incapacity  of any  Certificateholder  shall not operate to terminate  this
Agreement  or the Trust Fund,  nor entitle  such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or  proceeding  in any court for a partition  or winding up of the Trust  Fund,  nor  otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

         (b)      No  Certificateholder  shall  have  any  right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control  the  operation  and  management  of the Trust  Fund,  or the obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the
Certificates,  be construed so as to constitute  the  Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c)      No  Certificateholder  shall have any right by virtue of any provision of this Agreement to  institute  any suit,  action or  proceeding  in equity or at law upon or under or with respect to this
Agreement,  unless such Holder  previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore  provided,  and unless also the Holders of Certificates of any
Class evidencing  in the  aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written  request upon the Trustee to institute such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered to the Trustee  such  reasonable  indemnity  as it may require against the costs,  expenses and liabilities to be incurred  therein or thereby,  and the Trustee, for 60 days after its receipt of such  notice,  request and offer of  indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding it being  understood  and intended,  and being expressly covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee, that no one or more  Holders  of  Certificates  of any  Class shall  have any right in any manner  whatever  by virtue of any  provision of this  Agreement to affect,  disturb or prejudice  the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes, as the case may be. For the protection and  enforcement  of the  provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee  shall be entitled to such relief as can be given  either at law or in equity.

         Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York,  without  regard to the  conflict  of law  principles  thereof,  other than
Sections  5-1401 and 5-1402 of the New York  General  Obligations  Law,  and the  obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the
Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis,  Minnesota 55437,  Attention: President
(RASC),  or such other  address as may  hereafter be  furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master  Servicer,  2255 North Ontario  Street,  Burbank,
California  91504-3120,  Attention:  Bond  Administration  or  such  other  address  as may  be  hereafter furnished  to the  Depositor  and the Trustee by the Master  Servicer  in writing;  (c) in the case of the
Trustee,  the Corporate  Trust Office or such other address as may hereafter be furnished to the Depositor and the Master  Servicer  in  writing  by the  Trustee;  (d) in the case of  Standard  & Poor's,  55 Water
Street,  New York,  New York  10041;  Attention:  Mortgage  Surveillance  or such other  address as may be hereafter  furnished to the Depositor,  Trustee and Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring  Department,  or such other  address as may be hereafter  furnished  to the  Depositor,  the Trustee and the Master  Servicer in
writing  by  Moody's,  and (f) in the case of the Yield  Maintenance  Agreement  Provider,  HSBC Bank USA,
National  Association,  452 5th Avenue,  Tower 10, New York, New York 10018,  or such other address as may be  hereafter  furnished  to the  Depositor,  the Trustee and the Master  Servicer in writing by the Yield
Maintenance  Agreement  Provider.  Any notice  required or permitted  to be mailed to a  Certificateholder shall be given by first  class  mail,  postage  prepaid,  at the  address  of such  holder as shown in the
Certificate  Register.  Any  notice  so mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06.    Notices to Rating Agencies.

         The  Depositor,  the Master  Servicer or the  Trustee,  as  applicable,  shall notify each Rating
Agency and each  Subservicer at such time as it is otherwise  required  pursuant to this Agreement to give notice of the  occurrence  of, any of the events  described in clause (a), (b), (c), (d), (g), (h), (i) or
(j)  below or  provide  a copy to each  Rating  Agency  and each  Subservicer  at such  time as  otherwise required to be  delivered  pursuant to this  Agreement of any of the  statements  described in clauses (e)
and (f) below:

         (a)      a material change or amendment to this Agreement,

         (b)      the occurrence of an Event of Default,

         (c)      the  termination or appointment  of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

         (d)      the  filing of any claim  under the  Master  Servicer's  blanket  fidelity  bond and the errors and omissions  insurance  policy required by  Section 3.12  or the  cancellation or modification of coverage under any such instrument,

         (e)      the  statement  required to be  delivered to the Holders of each  Class of  Certificates pursuant to Section 4.03,

         (f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

         (g)      a change in the location of the Custodial Account or the Certificate Account,

         (h)      the  occurrence  of any  monthly  cash flow  shortfall  to the  Holders of any  Class of
Certificates  resulting  from  the  failure  by the  Master  Servicer  to  make  an  Advance  pursuant  to
Section 4.04,

         (i)      the occurrence of the Final Distribution Date, and

         (j)      the repurchase of or substitution for any Mortgage Loan,  provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master
Servicer  shall  provide  prompt  written  notice to each Rating Agency and each  Subservicer  of any such event known to the Master Servicer.

         Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions  of this  Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.08.    Supplemental Provisions for Resecuritization.

         (a)      This   Agreement  may  be   supplemented   by  means  of  the  addition  of  a  separate
Article hereto  (a  "Supplemental  Article")  for the purpose of  resecuritizing  any of the  Certificates
issued  hereunder,   under  the  following  circumstances.   With  respect  to  any  Class or  Classes  of
Certificates  issued hereunder,  or any portion of any such Class, as to which the Depositor or any of its
Affiliates (or any designee  thereof) is the registered  Holder (the  "Resecuritized  Certificates"),  the
Depositor  may deposit  such  Resecuritized  Certificates  into a new REMIC,  grantor  trust or  custodial arrangement  (a "Restructuring  Vehicle") to be held by the Trustee  pursuant to a  Supplemental  Article.
The  instrument  adopting  such  Supplemental  Article shall  be  executed  by the  Depositor,  the Master
Servicer  and the Trustee;  provided,  that neither the Master  Servicer  nor the Trustee  shall  withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.
To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this
Agreement as to any of the  Certificates  initially  issued  hereunder,  the adoption of the  Supplemental
Article shall  not  constitute an "amendment"  of this  Agreement.  Each  Supplemental  Article shall  set forth all necessary  provisions relating to the holding of the Resecuritized  Certificates by the Trustee, the  establishment  of the  Restructuring  Vehicle,  the issuing of various classes of new certificates by the  Restructuring  Vehicle and the distributions to be made thereon,  and any other provisions  necessary to the purposes  thereof.  In connection with each  Supplemental  Article,  the Depositor shall deliver to the  Trustee an Opinion of Counsel to the effect  that (i) the  Restructuring  Vehicle  will  qualify as a
REMIC,  grantor  trust or other  entity not subject to taxation  for federal  income tax purposes and (ii)
the adoption of the Supplemental  Article will not endanger the status of any  REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust Fund  (including  but not limited to the tax on prohibited  transaction as defined in  Section 860F(a)(2) of the Code and the tax on contributions to a
REMIC as set forth in Section 860G(d) of the Code.

         Section 11.09.    Third-Party Beneficiary.

         The Limited  Repurchase  Right Holder is an express  third-party  beneficiary  of Section 4.08 of this  Agreement,  and shall have the right to  enforce  the  related  provisions  of Section  4.08 of this
Agreement as if it were a party hereto.

                                               ARTICLE XII

                                      COMPLIANCE WITH REGULATION AB

         Section 12.01.    Intent of Parties; Reasonableness.

         The  Depositor,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to facilitate  compliance by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The Depositor  shall not exercise its right to request delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes other than  compliance  with the Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the  Securities  Act and the Exchange Act.  Each of the Master  Servicer and the
Trustee  acknowledges  that  interpretations  of the  requirements  of Regulation AB may change over time, whether  due  to  interpretive  guidance  provided  by  the  Commission  or  its  staff,  consensus  among participants in the  mortgage-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply  with  requests  made by the  Depositor  in good faith for  delivery  of  information  under  these provisions  on the basis of evolving  interpretations  of Regulation  AB. Each of the Master  Servicer and
the Trustee shall cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

         Section 12.02.    Additional Representations and Warranties of the Trustee.

         (a)      The Trustee  shall be deemed to represent to the  Depositor as of the date hereof and on each date on which  information  is provided to the  Depositor  under  Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any default,  early  amortization  or other  performance  triggering  event has occurred as to any other Securitization  Transaction due to any default of the Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse effect on the performance by it of its trustee  obligations  under this Agreement or any other  Securitization  Transaction as to which it is the  trustee;  (iii)  there are no  material  legal or  governmental  proceedings  pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv) there are no  relationships or  transactions  relating to the Trustee with respect to the  Depositor or any sponsor,  issuing  entity, servicer,  trustee,  originator,  significant  obligor,  enhancement or support provider or other material transaction  party (as such terms are used in Regulation  AB) relating to the  Securitization  Transaction contemplated  by the  Agreement,  as  identified  by the  Depositor  to the  Trustee  in writing as of the
Closing Date (each,  a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third party,  apart from
the  Securitization   Transaction,   and  that  are  material  to  the  investors'  understanding  of  the
Certificates;  and (v) the Trustee is not an affiliate  of any  Transaction  Party.  The  Depositor  shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the Depositor on any date  following  the Closing  Date,  the Trustee shall,  within  five  Business  Days  following  such  request,  confirm in writing  the  accuracy  of the representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation and  warranty  is not  accurate  as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar quarter,  unless the Depositor shall have a reasonable basis for a determination  that any of the representations and warranties may not be accurate.

         Section 12.03.    Information to be Provided by the Trustee.

         For so long as the Certificates  are  outstanding,  for the purpose of satisfying the Depositor's reporting  obligation under the Exchange Act with respect to any class of Certificates,  the Trustee shall provide to the Depositor a written  description of (a) any litigation or governmental  proceedings pending
against   the  Trustee  as  of  the  last  day  of  each   calendar   month  that  would  be  material  to
Certificateholders,  and (b) any  affiliations or  relationships  (as described in Item 1119 of Regulation
AB) that develop  following  the Closing Date  between the Trustee and any  Transaction  Party of the type described  in  Section  12.02(a)(iv)  or  12.02(a)(v)  as of the  last  day of  each  calendar  year.  Any descriptions  required  with  respect to legal  proceedings,  as well as updates  to  previously  provided descriptions,  under  this  Section  12.03  shall be given no later than five  Business  Days prior to the
Determination  Date  following  the  month in  which  the  relevant  event  occurs,  and any  notices  and
descriptions  required  with  respect  to  affiliations,   as  well  as  updates  to  previously  provided
descriptions,  under this  Section  12.03  shall be given no later than  January 31 of the  calendar  year following  the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each  Report on Form 10-D and  Report on Form 10-K with  respect to the  Certificates,  the  Trustee will be  deemed  to  represent  that  any  information  previously  provided  under  this  Article  XII is materially  correct and does not have any material  omissions unless the Trustee has provided an update to such  information.  The  Depositor  will allow the Trustee to review any  disclosure  relating to material litigation  against the Trustee  prior to filing such  disclosure  with the  Commission  to the extent the
Depositor changes the information provided by the Trustee.

         Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

         (a)      deliver to the  Depositor a report (in form and  substance  reasonably  satisfactory  to the Depositor)  regarding the Trustee's  assessment of compliance with the applicable  Servicing  Criteria during  the  immediately  preceding  calendar  year,  as  required  under  Rules  13a-18 and 15d-18 of the
Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the  Depositor and signed by an authorized  officer of the Trustee,  and shall address each of the Servicing  Criteria  specified on
Exhibit S hereto; and

         (b)      deliver to the  Depositor a report of a registered  public  accounting  firm  reasonably acceptable to the  Depositor  that attests to, and reports on, the  assessment  of compliance  made by the
Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with
Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         Section 12.05.    Indemnification; Remedies.

         (a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master
Servicer  and each broker  dealer  acting as  underwriter,  placement  agent or initial  purchaser  of the
Certificates  or each Person who  controls  any of such  parties  (within the meaning of Section 15 of the
Securities  Act and Section 20 of the Exchange  Act);  and the  respective  present and former  directors, officers,  employees  and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon:

                  (i)      (A)      any untrue  statement  of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants' attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B)
the  omission or alleged  omission  to state in the Trustee  Information  a material  fact  required to be stated in the Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided,  by way of  clarification,  that clause (B) of this paragraph  shall be construed  solely by reference to the Trustee  Information  and not to any other  information  communicated  in  connection  with a sale or  purchase of  securities,  without regard  to  whether  the  Trustee  Information  or any  portion  thereof  is  presented  together  with or separately from such other information; or

                  (ii)     any failure by the Trustee to deliver any information,  report,  certification, or other  material  when and as required  under this Article  XII,  other than a failure by the Trustee to deliver the accountants' attestation.

         (b)      In the  case  of any  failure  of  performance  described  in  clause  (ii)  of  Section
12.05(a),  the Trustee shall (i) promptly  reimburse the  Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification,  accountants'  attestation  or other  material  not  delivered  as  required  by the Trustee and (ii)  cooperate  with the  Depositor  to mitigate any damages that may result from such failure.

         (c)      The Depositor and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who  controls the Trustee  (within the meaning of Section 15 of the  Securities
Act and Section 20 of the  Exchange  Act),  and the  respective  present and former  directors,  officers, employees  and agents of the Trustee,  and shall hold each of them  harmless  from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any  information  provided under this
Agreement  by or on behalf of the  Depositor  or Master  Servicer  for  inclusion in any report filed with
Commission under the Exchange Act (collectively,  the "RFC Information"),  or (ii) the omission or alleged omission to state in the RFC  Information a material fact required to be stated in the RFC  Information or necessary in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not misleading;  provided,  by way of  clarification,  that clause (ii) of this paragraph shall be construed solely by reference to the RFC Information and not to any other  information  communicated in connection  with a sale or purchase of securities,  without  regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

         IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                                             RESIDENTIAL ASSET SECURITIES CORPORATION

                                                             By:_____________________________________
                                                                 Name:
                                                                 Title:   Vice President

                                                             RESIDENTIAL FUNDING CORPORATION

                                                             By:_____________________________________
                                                                 Name:
                                                                 Title:   Associate

                                                             U.S. BANK NATIONAL ASSOCIATION
                                                             as Trustee

                                                             By:_____________________________________
                                                                  Name:
                                                                  Title:

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of August  2006  before  me, a notary  public in and for said  State,  personally
appeared  _______________,   known  to  me  to  be  a  Vice  President  of  Residential  Asset  Securities
Corporation,  one of the corporations that executed the within instrument,  and also known to me to be the person  who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     Notary Public

                                                     ________________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of August  2006  before  me, a notary  public in and for said  State,  personally appeared  _______________,  known to me to be an Associate of Residential Funding Corporation,  one of the
corporations  that executed the within  instrument,  and also known to me to be the person who executed it on  behalf  of said  corporation,  and  acknowledged  to me that  such  corporation  executed  the  within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     _______________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF RAMSEY                   )

         On the ____ day of August  2006  before  me, a notary  public in and for said  State,  personally appeared  _____________________,  known  to  me  to  be a  _____________________  of  U.S.  Bank  National
Association,  a banking  association  organized  under the laws of the United  States  that  executed  the within  instrument,  and also  known to me to be the  person  who  executed  it on behalf of said  banking association and acknowledged to me that such banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ______________________________________

[Notarial Seal]

                                                                                                                              EXHIBIT A

                                                    FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A “REGULAR  INTEREST” IN A “REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,” AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 COUPLED WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES
ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS
CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY TO THE ISSUER OR ITS
AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

CUSIP: _____________________                                 Certificate No. A-[__]-[__]
Date of Pooling and Servicing Agreement: August 1, 2006      Adjustable Pass-Through Rate

Cut-off Date:  August 1, 2006
First Distribution Date: September 25, 2006                  Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                      HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EMX7

                  evidencing a percentage  interest in the  distributions  allocable to the  Class A-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first  and  junior  lien  mortgage  loans  on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, Inc. or any
of their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of fixed and  adjustable  interest  rate, first and junior lien mortgage loans on one- to four- family residential  properties (the “;Mortgage Loans”),  sold by Residential Asset
Securities  Corporation  (hereinafter  called the “Depositor,” which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the “Agreement”) among the
Depositor,  the Master Servicer and U.S. Bank National Association,  as trustee (the “Trustee”),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  “Distribution  Date”),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the Business  Day  immediately  preceding  that
Distribution  Date (the  “Record  Date”),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate
Principal Balance hereof will be reduced from time to time pursuant to the Agreement.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Home Equity
Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul,  Minnesota,  duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such
Holder’s attorney duly authorized in writing,  and there upon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the  purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price determined as provided in the Agreement,  all remaining Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the
Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee

                                                             By: __________________________________
                                                                  Authorized Signatory

Dated: ___________________

                                                     Certificate of Authentication

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Certificate Registrar

                                                             By: __________________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________________

Dated: _________________                                         ___________________________________
                                                                 Signature by or on behalf of assignor

                                                                 ___________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions    shall    be    made,    by    wire    transfer    or    otherwise,     in     immediately     available    fund    to
______________________________________________________________________________________________________________________________________
for the account of ___________________________________________________________________________________________________________________
account number _______________________________________________________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________________________________________________

         Applicable statements should be mailed to:___________________________________________________________________________________
______________________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT B

                                                    FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A  AND CLASS  M-[_]  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES
ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS
CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
(“DTC”),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A “REGULAR  INTEREST” IN A “REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,” AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE “CODE”)
COUPLED WITH A RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR  INTEREST  THEREIN)  THAT EITHER (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  (“ERISA”),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  “PLAN  ASSETS”  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A “PLAN INVESTOR”),  (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION  EXEMPTION (“PTE”) 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487
(AUGUST 22, 2002) (THE “RFC  EXEMPTION”),  AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC
EXEMPTION  INCLUDING  THAT THIS  CERTIFICATE  MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER THAN “BBB-” (OR ITS  EQUIVALENT)  BY
STANDARD & POOR’S,  FITCH OR MOODY’S OR (C) (I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR
HOLD THIS  CERTIFICATE  IS AN  “INSURANCE  COMPANY  GENERAL  ACCOUNT”; (AS DEFINED IN U.S.  DEPARTMENT OF LABOR  PROHIBITED  TRANSACTION
CLASS EXEMPTION  (“PTCE”)  95-60),  AND (III) THE CONDITIONS  SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH
ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”;).

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e)(ii) OF THE POOLING AND SERVICING  AGREEMENT  SHALL  INDEMNIFY AND HOLD HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement: August 1, 2006      Adjustable Pass-Through Rate

Cut-off Date:  August 1, 2006
First Distribution Date:  September 25, 2006                 Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                      HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EMX7

                  evidencing a percentage  interest in the  distributions  allocable to the  Class M-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first  and  junior  lien  mortgage  loans  on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, Inc. or any
of their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of fixed and  adjustable  interest  rate, first and junior lien mortgage loans on one- to four- family residential  properties (the “Mortgage Loans”),  sold by Residential Asset
Securities  Corporation  (hereinafter  called the “Depositor,” which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the “Agreement”) among the
Depositor,  the Master Servicer and U.S. Bank National Association,  as trustee (the “Trustee”),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  “Distribution  Date”),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the Business  Day  immediately  preceding  that
Distribution  Date (the  “Record  Date”),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee  of this  Certificate  will be deemed to have made  representations  relating  to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section  5.02(e)(ii) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions  in Section  5.02(e)(ii)  of the  Agreement  shall  indemnify  and hold harmless the  Depositor,  the Trustee,  the Master
Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Home Equity
Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul,  Minnesota,  duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such
Holder’s attorney duly authorized in writing,  and there upon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price determined as provided in the Agreement,  all remaining Mortgage Loans and all property  acquired in respect of any Mortgage  Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the
Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee

                                                             By: __________________________________
                                                                  Authorized Signatory

Dated: ______________________

                                                     Certificate of Authentication

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Certificate Registrar

                                                             By: __________________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated: ___________________                                        __________________________________
                                                                  Signature by or on behalf of assignor

                                                                 ___________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall    be    made,    by    wire    transfer    or    otherwise,     in     immediately     available    fund    to
_______________________________________________________________________________________________________________________________________
for the account of ____________________________________________________________________________________________________________________
account number ________________________________________________________________________________________________________________________
or, if mailed by check, to ____________________________________________________________________________________________________________

         Applicable statements should be mailed to:____________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT C

                                                     FORM OF CLASS SB CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M  CERTIFICATES AS DESCRIBED IN THE AGREEMENT
(AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A “REGULAR  INTEREST” IN A “REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,”  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE “CODE”)
COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE “AGREEMENT”).

         NO  TRANSFER  OF THIS  CERTIFICATE  OR ANY  INTEREST  THEREIN  SHALL BE MADE TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR
ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
(“ERISA”),  OR SECTION 4975 OF THE CODE, OR ANY PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  “PLAN  ASSETS” OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A “PLAN  INVESTOR”)  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE PROVIDED WITH EITHER (I) A
CERTIFICATION  PURSUANT  TO  SECTION  5.02(e)(i)(B)  OF THE  AGREEMENT  OR (II) AN OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND
SUBSTANCE  SATISFACTORY  TO THE  TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER TO THE EFFECT THAT THE  PURCHASE OR HOLDING OF THIS
CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,
THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

CUSIP: _____________________                                 Certificate No. SB-1
Date of Pooling and Servicing Agreement: August 1, 2006      Percentage Interest: 100.00%

Cut-off Date:  August 1, 2006
First Distribution Date:  September 25, 2006                 Aggregate Initial Notional Balance
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                      HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EMX7

                  evidencing a percentage  interest in the distributions  allocable to the Class SB  Certificates with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first  and  junior  lien  mortgage  loans  on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  mortgage  loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that [__________] is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest  rate,  first and junior lien mortgage loans on one- to four-family  residential  properties (the “Mortgage Loans”), sold by Residential Asset Securities
Corporation  (hereinafter  called the “Depositor,” which term includes any successor entity under the Agreement referred to below). The
Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  “Agreement”)  among the Depositor, the Master Servicer and U.S. Bank National  Association,  as trustee (the “Trustee”),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  “Distribution  Date”),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  “Record  Date”),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.

         No  transfer of this  Certificate  will be made unless such  transfer  is exempt  from the  registration  requirements  of the
Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  therein  shall be made to any  employee  benefit  plan or other  plan or arrangement  subject to the  prohibited  transaction  provisions  of ERISA or Section  4975 of the Code,  or any person  (including  an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using
“plan  assets”  of any such plan to effect  such  acquisition  (each of the  foregoing,  a “Plan  Investor”)  unless the  Trustee,  the
Depositor and the Master Servicer are provided with either (i) a certification  pursuant to Section  5.02(e)(i)(B)  of the Agreement or
(ii) an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer
to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not constitute or result in any  non-exempt  prohibited  transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability
(including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Home Equity
Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul,  Minnesota,  duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such
Holder’s  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price determined as provided in the Agreement,  all remaining Mortgage Loans and all property  acquired in respect of any Mortgage  Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the
Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                               U.S. BANK NATIONAL ASSOCIATION,
                                                               as Trustee

                                                               By: _________________________________
                                                                    Authorized Signatory

Dated: ________________________________

                                                     Certificate of Authentication

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Certificate Registrar

                                                             By: __________________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated: ____________________                                      ___________________________________
                                                                 Signature by or on behalf of assignor

                                                                 ___________________________________
                                                                 Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to_____________________________________________________________________________________________________________________________________
for the account of ____________________________________________________________________________________________________________________
account number ________________________________________________________________________________________________________________________
or, if mailed by check, to ____________________________________________________________________________________________________________

         Applicable statements should be mailed to:____________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT D

                                                      FORM OF CLASS R CERTIFICATE

         THE CLASS R  CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION  AMOUNT UNTIL SUCH TIME AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

         THIS CLASS R  CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB  CERTIFICATES,  TO THE EXTENT  DESCRIBED HEREIN
AND IN THE AGREEMENT.

         THIS  CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION (AS DEFINED
BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A “RESIDUAL  INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT
CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE “AGREEMENT”).

         NO  TRANSFER  OF THIS  CERTIFICATE  OR ANY  INTEREST  THEREIN  SHALL BE MADE TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR
ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
(“ERISA”),  OR SECTION 4975 OF THE CODE, OR ANY PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  “PLAN  ASSETS” OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A “PLAN  INVESTOR”)  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE PROVIDED WITH EITHER (I) A
CERTIFICATION  PURSUANT  TO  SECTION  5.02(e)(i)(B)  OF THE  AGREEMENT  OR (II) AN OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND
SUBSTANCE  SATISFACTORY  TO THE  TRUSTEE,  THE  DEPOSITOR  AND THE MASTER  SERVICER TO THE EFFECT THAT THE  PURCHASE OR HOLDING OF THIS
CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,
THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A
TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE  TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER
THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF
ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN FARMERS’  COOPERATIVES  DESCRIBED IN
SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),
(D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
A  “DISQUALIFIED  ORGANIZATION”),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION
OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION
OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-1                                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement: August 1, 2006      Master Servicer:
                                                             Residential Funding Corporation
Cut-off Date:  August 1, 2006

                                      HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                           SERIES 2006-EMX7

                  evidencing a percentage  interest in the  distributions  allocable to the Class R  Certificates with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first  and  junior  lien  mortgage  loans  on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  mortgage  loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [________________]  is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first and junior lien mortgage loans on one- to four-family  residential  properties (the “Mortgage Loans”), sold by Residential Asset Securities
Corporation  (hereinafter  called the “Depositor,” which term includes any successor entity under the Agreement referred to below). The
Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the  “Agreement)  among the Depositor, the Master Servicer and U.S. Bank National  Association,  as trustee (the “Trustee”),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  “Distribution  Date”),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding the month of such distribution  (the “Record Date”),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and, the amount of interest and principal,  if any,  required to be distributed to the Holders of Class R Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned upon the delivery to the
Trustee of, among other  things,  an affidavit  to the effect that it is a United  States  Person and  Permitted  Transferee,  (ii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the Master Servicer will have the right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the Master Servicer,  on such terms and conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this  Certificate may have  additional  obligations  with respect to this  Certificate, including tax liabilities.

         No  transfer of this  Certificate  will be made unless such  transfer  is exempt  from the  registration  requirements  of the
Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  therein  shall be made to any  employee  benefit  plan or other  plan or arrangement  subject to the  prohibited  transaction  provisions  of ERISA or Section  4975 of the Code,  or any person  (including  an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using
“plan  assets”  of any such plan to effect  such  acquisition  (each of the  foregoing,  a “Plan  Investor”)  unless the  Trustee,  the
Depositor and the Master Servicer are provided with either (i) a certification  pursuant to Section  5.02(e)(i)(B)  of the Agreement or
(ii) an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer
to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not constitute or result in any  non-exempt  prohibited  transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability
(including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in several  Classes  designated as Home Equity
Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the “;Certificates”;).

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul,  Minnesota,  duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such
Holder’s  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee

                                                             By: __________________________________
                                                                  Authorized Signatory

Dated: ____________________________

                                                     Certificate of Authentication

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                             U.S. BANK NATIONAL ASSOCIATION,
                                                             as Certificate Registrar

                                                             By: __________________________________
                                                             Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________________________________________________________________

Dated:_____________________                                     ____________________________________
                                                                Signature by or on behalf of assignor

                                                                ____________________________________
                                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to_____________________________________________________________________________________________________________________________________
for the account of ____________________________________________________________________________________________________________________
account number ________________________________________________________________________________________________________________________
or, if mailed by check, to ____________________________________________________________________________________________________________

         Applicable statements should be mailed to:____________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT E

                                                      FORM OF CUSTODIAL AGREEMENT

                  THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the  “Agreement”),  dated as of August 1,
2006, by and among U.S. BANK NATIONAL ASSOCIATION,  as Trustee (including its successors under the Pooling Agreement defined below, the
“Trustee”),  RESIDENTIAL ASSET SECURITIES  CORPORATION  (together with any successor in interest,  the “Company”),  RESIDENTIAL FUNDING
CORPORATION,  as master servicer  (together with any successor in interest or successor under the Pooling Agreement  referred to below, the “Master  Servicer”),  and WELLS  FARGO  BANK,  NATIONAL  ASSOCIATION  (together  with any  successor  in interest or any  successor appointed hereunder, the “Custodian”).

                                                     W I T N E S S E T H T H A T :

                  WHEREAS,  the Company,  the Master  Servicer,  and the Trustee have entered into a Pooling and  Servicing  Agreement, dated as of August 1, 2006,  relating to the issuance of Residential Asset Securities  Corporation,  Home Equity Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2006-EMX7 (as in effect on the date of this Agreement,  the “Original  Pooling  Agreement,” and as amended and supplemented from time to time, the “Pooling Agreement”); and

                  WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain documents and other instruments  delivered by the Company and the Master Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the
Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                                               ARTICLE I

                                                              Definitions

                  Capitalized  terms used in this  Agreement  and not defined  herein shall have the meanings  assigned in the Original
Pooling Agreement, unless otherwise required by the context herein.

                                                              ARTICLE II

                                                     Custody of Mortgage Documents

                  Section 2.1.  Custodian to Act as Agent;  Acceptance of Custodial  Files.  The Company and the Master Servicer hereby direct the Trustee to appoint Wells Fargo Bank National  Association as the Custodian hereunder.  The Custodian,  as the duly appointed agent of the Trustee for these purposes,  acknowledges  receipt of the Custodial Files relating to the Mortgage Loans identified on the schedule  attached  hereto  (the  “Custodial  Files”) and  declares  that it holds and will hold the  Custodial  Files as agent for the
Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2.  Recordation  of  Assignments.  If any Custodial  File includes one or more  assignments  of the related
Mortgages to the Trustee that have not been recorded,  each such assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate  public office for real property records,  and the Company,  at no expense to the Custodian, shall promptly cause to be recorded in the appropriate  public office for real property  records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Custodial Files.

                  (a) On or prior to the Closing Date,  the  Custodian  shall  deliver to the Trustee an Initial  Certification  in the form annexed  hereto as Exhibit One  evidencing  receipt of a Custodial  File for each  Mortgage  Loan listed on the Schedule  attached hereto (the “Mortgage Loan Schedule”).  The parties hereto acknowledge that certain documents  referred to in Subsection  2.01(b)(i) of the  Pooling  Agreement  may be missing on or prior to the Closing  Date and such  missing  documents  shall be listed as a Schedule to
Exhibit One.

                  (b) Within 45 days after the Closing Date, the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Custodial  File and to deliver to the Trustee an Interim  Certification  in the form annexed  hereto as Exhibit Two to the effect that all documents  required to be delivered  pursuant to Section 2.01(b) of the Pooling  Agreement have been executed and received and that such  documents  relate to the Mortgage  Loans  identified  on the Mortgage Loan  Schedule,  except for any  exceptions  listed on
Schedule A  attached  to such  Interim  Certification.  For  purposes  of such  review,  the  Custodian  shall  compare  the  following information in each  Custodial File to the  corresponding  information  in the Mortgage Loan  Schedule:  (i) the loan number,  (ii) the borrower  name and (iii) the  original  principal  balance.  In the event that any  Mortgage  Note or  Assignment  of Mortgage has been delivered to the Custodian by the Company in blank,  the Custodian,  upon the direction of the Company,  shall cause each such Mortgage
Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be completed in the name of the Trustee  prior to the date on which such Interim  Certification is delivered to the Trustee.  Within 45 days of receipt of the documents  required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement,  the Custodian agrees, for the benefit of the Certificateholders,  to review each such  document,  and upon the  written  request  of the  Trustee  to deliver  to the  Trustee  an  updated  Schedule  A to the  Interim
Certification.  The  Custodian  shall be under no duty or  obligation  to  inspect,  review or  examine  said  documents,  instruments, certificates or other papers to determine that the same are genuine,  enforceable,  or appropriate for the represented  purpose or that they have actually  been  recorded or that they are other than what they purport to be on their face,  or that the MIN is accurate.  If in  performing  the review  required by this  Section  2.3 the  Custodian  finds any  document or  documents  constituting  a part of a
Custodial File to be missing or defective in respect of the items  reviewed as described in this Section  2.3(b),  the Custodian  shall promptly so notify the Company, the Master Servicer and the Trustee.

                  (c) Upon receipt of all documents  required to be in the Custodial  Files the Custodian  shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Custodial Files.

                  Upon receipt of written request from the Trustee, the Company or the Master Servicer,  the Custodian shall as soon as practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans  required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Custodial Files.

                  Section 2.4.  Notification of Breaches of Representations and Warranties.  If the Custodian discovers,  in the course of performing  its custodial  functions,  a breach of a  representation  or warranty made by the Master  Servicer or the Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Custodial  File, the Custodian  shall give prompt written notice to the Company, the Master Servicer and the Trustee.

                  Section  2.5.  Custodian to  Cooperate;  Release of Custodial  Files.  Upon the  repurchase  or  substitution  of any
Mortgage  Loan  pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master
Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer shall immediately  notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached  hereto or a mutually  acceptable  electronic form) and shall request delivery to it of the Custodial File. The Custodian agrees,  upon receipt of such Request for Release, promptly to release to the Master Servicer the related Custodial File.

                  Upon receipt of a Request for Release from the Master Servicer,  signed by a Servicing  Officer,  that (i) the Master
Servicer or a  Subservicer,  as the case may be, has made a deposit  into the  Certificate  Account in payment for the  purchase of the related  Mortgage  Loan in an amount equal to the Purchase  Price for such Mortgage Loan or (ii) the Company has chosen to substitute a
Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master  Servicer the related  Custodial
File.

                  Upon written  notification  of a  substitution,  the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage  Note and other  documents  constituting  the  Custodial  File with respect to any  Qualified  Substitute
Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

                  From time to time as is  appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including,  for this purpose,  collection  under any Primary  Insurance Policy or any Mortgage Pool Insurance  Policy,  the Master Servicer shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Custodial File or such document to the Master  Servicer.  All Custodial  Files so released to the Master  Servicer shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the  Custodian  when the need therefor by the Master
Servicer no longer exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage
Loan have been deposited in the Custodial  Account or (ii) the Custodial  File or such document has been  delivered to an attorney,  or to a public  trustee or other  public  official as required  by law,  for  purposes of  initiating  or pursuing  legal  action or other proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Custodial  File returned to the Custodian by the Master  Servicer,  the  Custodian  shall deliver a signed  acknowledgement  to the
Master Servicer, confirming receipt of such Custodial File.

                  Upon the  written  request of the Master  Servicer,  the  Custodian  will send to the Master  Servicer  copies of any documents contained in the Custodial File.

                  Section  2.6.  Assumption  Agreements.  In the event that any  assumption  agreement  or  substitution  of  liability agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in accordance  with the terms and  provisions of the Pooling  Agreement,  the Master  Servicer  shall notify the  Custodian  that such  assumption  or  substitution  agreement has been completed by  forwarding  to the  Custodian the original of such  assumption  or  substitution  agreement,  which shall be added to the related  Custodial  File and,  for all  purposes,  shall be  considered a part of such  Custodial  File to the same extent as all other documents and instruments constituting parts thereof.

                                                              ARTICLE III

                                                       Concerning the Custodian

                  Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other documents  constituting each Custodial File which are delivered to the Custodian,  the Custodian is exclusively the bailee and agent of the Trustee and has no instructions  to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such documents for the benefit of  Certificateholders  and  undertakes to perform such duties and only such duties as are  specifically set forth in this Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement,  no Mortgage Note,  Mortgage or other document  constituting  a part of a Custodial  File shall be delivered by the Custodian to the Company or the Master  Servicer
or otherwise released from the possession of the Custodian.

                  The Master  Servicer shall promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master  Servicer shall (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered with and recorded under MERS and
(ii) concurrently with any such  deregistration of a MERS Mortgage Loan,  prepare,  execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

                  Section 3.2.  Indemnification.  The Company  hereby  agrees to indemnify  and hold the  Custodian  harmless  from and against all claims,  liabilities,  losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any  character or nature,  which the  Custodian  may incur or with which the  Custodian  may be  threatened  by reason of its acting as custodian under this Agreement,  including indemnification of the Custodian against any and all expenses,  including attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending  any action,  suit or  proceedings  or resisting any claim.  Notwithstanding  the  foregoing,  it is  specifically  understood  and agreed that in the event any such claim,  liability, loss,  action,  suit or proceeding or other  expense,  fee or charge shall have been caused by reason of any negligent  act,  negligent failure  to act or  willful  misconduct  on the part of the  Custodian,  or which  shall  constitute  a willful  breach  of its  duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3.  Custodian May Own  Certificates.  The Custodian in its  individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4.  Master  Servicer to Pay  Custodian's  Fees and Expenses.  The Master  Servicer  covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to,  reasonable  compensation for all services  rendered by it in the exercise and  performance of any of the powers and duties  hereunder of the Custodian,  and the Master  Servicer shall pay or reimburse the Custodian upon its request for all reasonable  expenses,  disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

                  Section 3.5.  Custodian May Resign;  Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon receiving such notice of  resignation,  the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the
Company,  the Master Servicer and the Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning  Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the Custodial  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment within  30 days  after the  giving  of such  notice of  resignation,  the  resigning  Custodian  may  petition  any court of  competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee,  at the direction of the Master Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint,  a successor  Custodian  hereunder.  Any successor  Custodian  shall be a depository  institution  subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any  resignation  or removal of the  Custodian  and  appointment  of a  successor  Custodian  pursuant  to any of the provisions of this Section 3.5 shall become  effective upon  acceptance of appointment  by the successor  Custodian.  The Trustee shall give prompt  notice to the Company and the Master  Servicer of the  appointment  of any  successor  Custodian.  No successor  Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

                  Section 3.6.  Merger or  Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Custodian shall be a party,  or any Person  succeeding  to the business of the  Custodian,  shall be the  successor of the  Custodian  hereunder, without  the  execution  or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority  and is able to satisfy  the other  requirements  contained  in  Section  3.7 and is  unaffiliated  with the Master
Servicer or the Company.

                  Section 3.7.  Representations of the Custodian.  The Custodian hereby represents that it is a depository  institution subject to supervision or examination by a federal or state authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Custodial File.

                                                              ARTICLE IV

                                                     Compliance with Regulation AB

                  Section 4.1.      Intent of the Parties;  Reasonableness.  The parties hereto  acknowledge and agree that the purpose of this Article IV is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The Company  shall not exercise its right to request  delivery of  information  or other  performance  under these provisions  other than in good faith,  or for purposes other than  compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the Exchange Act.  Each of the parties  hereto  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with requests  made by the Company in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of  Regulation  AB. The  Custodian  shall  cooperate  reasonably  with the Company to deliver to the Company
(including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination of the Company to permit the Company to comply with the provisions of Regulation AB.

         _________Section 4.2.      Additional Representations and Warranties of the Custodian.

         _________(a)      The Custodian  hereby  represents and warrants that the information set forth under the caption "Pooling and
Servicing  Agreement - Custodial  Arrangements"  (the "Custodian  Disclosure") does not contain any untrue statement of a material fact or omit to state a material  required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

         _________(b)      The  Custodian  shall be deemed to  represent to the Company as of the date hereof and on each date on which information  is provided to the Company under Section 4.3 that,  except as disclosed in writing to the Company prior to such date:  (i)
there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance by it of its Custodian obligations under this Agreement or any other  Securitization  Transaction as to which it is the custodian;  (ii) there are no material legal  or  governmental  proceedings  pending  (or  known  to be  contemplated)  against  it;  and  (iii)  there  are no  affiliations, relationships  or  transactions  relating to the  Custodian  with  respect to the Company or any  sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in  Regulation  AB) relating to the  Securitization  Transaction  contemplated  by the  Agreement,  as identified by the Company to the
Custodian in writing as of the Closing Date (each, a "Transaction Party").

         _________(c)      If so requested by the Company on any date  following the Closing Date,  the  Custodian  shall,  within five
Business Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph
(a) of this  Section  or,  if any such  representation  and  warranty  is not  accurate  as of the date of such  confirmation,  provide reasonably  adequate  disclosure of the pertinent facts, in writing,  to the requesting  party. Any such request from the Company shall not be given more than once each calendar  quarter,  unless the Company shall have a reasonable  basis for a determination  that any of the representations and warranties may not be accurate.

         _________Section 4.3.      Additional  Information  to Be  Provided  by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying  the  Company's  reporting  obligation  under the Exchange Act with respect to any class of
Certificates,  the Custodian shall  (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending against the  Custodian  that would be  material to  Certificateholders,  and (b) provide to the Company a written  description  of such proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the Custodian has knowledge of the occurrence of the relevant  event.  As of the date the Company or Master  Servicer files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian will be deemed to represent that any information  previously  provided under this  Section 4.3,  if any, is materially  correct and does not have any material omissions unless the Custodian has provided an update to such information.

         _________Section 4.4.      Report on Assessment of Compliance  and  Attestation.  On or before March 15 of each calendar year, the Custodian shall:

         _________(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory  to the Company)  regarding the Custodian’s  assessment of compliance  with the Servicing  Criteria  during the  immediately  preceding  calendar year, as required under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an  authorized  officer of the  Custodian,  and shall  address each of the Servicing  Criteria  specified on a  certification substantially in the form of Exhibit Five hereto; and

         _________(b)      deliver to the Company a report of a registered public accounting firm reasonably  acceptable to the Company that  attests  to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered  pursuant to the  preceding paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         _________Section 4.5.      Indemnification; Remedies.

         _________(a)      The Custodian  shall  indemnify the Company,  each  affiliate of the Company,  the Master  Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the Certificates or each Person who controls any of such parties  (within the meaning of Section 15 of the Securities  Act and Section 20 of the Exchange  Act); and the respective  present and former directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

         _________(i)(A)   any untrue  statement of a material fact  contained or alleged to be contained in the  Custodian  Disclosure and any information,  report, certification,  accountants’ attestation or other material provided under this Article IV by or on behalf of the  Custodian  (collectively,  the  “Custodian  Information”),  or (B) the omission or alleged  omission to state in the  Custodian
Information a material fact required to be stated in the Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances under which they were made, not misleading; or

         (ii)_____any failure by the Custodian to deliver any information,  report,  certification,  accountants’  attestation or other material when and as required under this Article IV.

         _________(b)      In the case of any failure of performance  described in clause (ii) of  Section 4.5(a),  the Custodian shall promptly  reimburse  the  Company  for all costs  reasonably  incurred  by the  Company  in order to obtain  the  information,  report, certification, accountants’ letter or other material not delivered as required by the Custodian.

                                                      ARTICLE V

                                              Miscellaneous Provisions

         _________Section 5.1.  Notices.  All notices,  requests,  consents and demands and other  communications  required  under this
Agreement or pursuant to any other instrument or document  delivered  hereunder shall be in writing and, unless otherwise  specifically provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof (unless  changed by the particular  party whose address is stated
herein by similar notice in writing), in each case the notice will be deemed delivered when received.

         _________Section  5.2.  Amendments.  No  modification  or  amendment  of or  supplement  to this  Agreement  shall be valid or effective unless the same is in writing and signed by all parties hereto,  and none of the Company,  the Master Servicer or the Trustee shall enter into any amendment of or  supplement  to this  Agreement  except as permitted by the Pooling  Agreement.  The Trustee shall give prompt notice to the Custodian of any  amendment or  supplement  to the Pooling  Agreement and furnish the Custodian  with written copies thereof.

         _________Section 5.3.  Governing Law. This  Agreement  shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         _________Section 5.4.  Recordation  of  Agreement.  To the extent  permitted by applicable  law, this  Agreement is subject to recordation  in all  appropriate  public offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such  recordation  to be effected by the Master  Servicer and at its expense on  direction by the Trustee  (pursuant to the request of holders of Certificates  evidencing  undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         _________For the purpose of facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this
Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         _________Section 5.5.  Severability  of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                                       [Signature page follows]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                             U.S. BANK NATIONAL ASSOCIATION, as Trustee

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D _______                          By:__________________________________________
St. Paul, MN  55107                         Name:
Attention:  Structured Finance,             Title:
              RASC 2006-EMX7
         _________
         _________
Address: RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                            By:__________________________________________
                                            Name:
                                            Title:

Address:                                        RESIDENTIAL FUNDING CORPORATION,
                                                     as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                            By:__________________________________________
                                            Name:
                                            Title:

Address:                                       WELLS FARGO BANK, NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings, Lower Level
Richfield, Minnesota  55423
                                            By:__________________________________________
                                            Name:
                                            Title:

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF RAMSEY                         )

         On the ______ day of August 2006, before me, a notary public in and for said State, personally appeared ________________, known to me to be a(n) _____________ of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                                   ________________________________________
                                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

                  On the  ______  day of  August  2006,  before  me,  a  notary  public  in and for  said  State,  personally  appeared
________________,  known to me to be a(n)  Assistant  Vice  President of Wells Fargo Bank,  National  Association,  a national  banking association  that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                   ________________________________________
                                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )

                  On the  ______  day of  August  2006,  before  me,  a  notary  public  in and for  said  State,  personally  appeared
[________________],  known to me to be a(n) Vice President of Residential  Asset Securities  Corporation,  one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                   ________________________________________
                                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )

                  On  the______  day of  August  2006,  before  me,  a  notary  public  in and  for  said  State,  personally  appeared
[________________],  known to me to be a(n) Associate of Residential  Funding  Corporation,  one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                   ________________________________________
                                                                                Notary Public

[Notarial Seal]

                                                     EXHIBIT ONE

                                       FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                 August _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX7

         Re:      Custodial  Agreement,  dated as of August 1, 2006,  by and among U.S. Bank National  Association,  Residential  Asset
                  Securities Corporation,  Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Home
                  Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX7

Ladies and Gentlemen:

                  In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  and subject to Section  2.02 of the
Pooling Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Custodial File (which contains an original
Mortgage Note or an original Lost Note Affidavit with a copy of the related  Mortgage Note) to the extent  required in Section  2.01(b)
of the Pooling  Agreement  with respect to each Mortgage  Loan listed in the Mortgage  Loan  Schedule,  with any  exceptions  listed on
Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                     By:___________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT TWO

                                       FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                 August _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX7

         Re:      Custodial  Agreement,  dated as of August 1, 2006,  by and among U.S. Bank National  Association,  Residential  Asset
                  Securities Corporation,  Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Home
                  Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX7

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has received a Custodial  File to the extent  required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the  Custodial  File and the Mortgage Loan
Schedule and has  determined  that:  all required  documents  have been  executed  and received and that such  documents  relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                     By:____________________________________
                                                     Name:
                                                     Title:

                                                    EXHIBIT THREE

                                        FORM OF CUSTODIAN FINAL CERTIFICATION

                                                 August _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX7

         Re:      Custodial  Agreement,  dated as of August 1, 2006,  by and among U.S. Bank National  Association,  Residential  Asset
                  Securities Corporation,  Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Home
                  Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX7

Ladies and Gentlemen:

                           In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as Custodian, hereby  certifies  that it has received a Custodial File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has  reviewed the  Custodial  File and the Mortgage  Loan  Schedule and has  determined  that:  all required  documents  referred to in
Section  2.01(b) of the Pooling  Agreement  have been  executed  and  received and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                     By:___________________________________
                                                     Name:
                                                     Title:

                                                             EXHIBIT FOUR
                                                      FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

“;We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement.”;

_______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:                [ ]   Promissory Note
                                   [ ]   Primary Insurance Policy
                                   [ ]   Mortgage or Deed of Trust
                                   [ ]   Assignment(s) of Mortgage or Deed of Trust
                                   [ ]   Title Insurance Policy
                                   [ ]   Other:

Name:_______________________
Title:______________________
Date:_______________________

                                                             EXHIBIT FIVE

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as “;Applicable Servicing Criteria”;:

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                              Servicing Criteria                                 Criteria
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, “federally insured depository institution”; with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by             |X|
                     the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by               |X|
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                                                                                              EXHIBIT F

                                                        MORTGAGE LOAN SCHEDULE

                                    [FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY FORM 8-K]

                                                                                                                              EXHIBIT G

                                                      FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

“;We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement.”;

______________________________
Residential Funding Corporation
Authorized Signature

*****************************************************************************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                                            EXHIBIT H-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                    )
                            )ss.:
COUNTY OF                   )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of  Officer]  of [Name of Owner]  (record  or  beneficial  owner of the Home  Equity  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2006-EMX7,  Class R (the  “Owner”)),  a [savings  institution]  [corporation]  duly  organized and existing  under the laws of [the  State of  ________________]  [the  United  States],  on behalf of which he makes this  affidavit  and agreement.

2.       That the Owner (i) is not and will not be a  “disqualified  organization”  or an  electing  large  partnership  as of [date of transfer]  within the meaning of Section  860E(e)(5)  and 775,  respectively,  of the Internal  Revenue  Code of 1986,  as amended (the
“Code”) or an electing  large  partnership  under Section  775(a) of the Code,  (ii) will endeavor to remain other than a  disqualified organization  for so long as it retains  its  ownership  interest  in the  Class R  Certificates,  and (iii) is  acquiring  the Class R
Certificates  for its own  account or for the  account of another  Owner from which it has  received  an  affidavit  and  agreement  in substantially the same form as this affidavit and agreement.  (For this purpose, a “disqualified  organization” means an electing large partnership  under  Section  775 of the  Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected by any such  governmental entity) or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers’  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the  Owner  is aware  (i) of the tax that  would  be  imposed  on  transfers  of  Class R  Certificates  to  disqualified organizations or an electing large  partnership under the Code, that applies to all transfers of Class R  Certificates  after March 31,
1988;  (ii) that such tax would be on the  transferor  (or,  with  respect to transfers to electing  large  partnerships,  on each such partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or  middleman)  for a  disqualified organization,  on the agent;  (iii) that the person  (other than with respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false;  and (iv) that the Class R  Certificates  may be “noneconomic  residual  interests”  within the meaning of Treasury regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no  significant  purpose of the  transfer  was to impede the assessment or collection of tax.

4.       That  the  Owner is  aware  of the tax  imposed  on a  “pass-through  entity”  holding  Class R  Certificates  if  either  the pass-through  entity is an electing  large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record  holder of an interest in such  entity.  (For this  purpose,  a “pass through entity” includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.       That the Owner is aware that the Trustee will not register the  transfer of any Class R  Certificates  unless the  transferee, or the  transferee’s  agent,  delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as this affidavit and agreement.  The Owner expressly  agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the restrictions  set forth on the face of the Class R  Certificates and the provisions of Section
5.02(f) of the Pooling and Servicing  Agreement under which the Class R  Certificates  were issued (in particular,  clause (iii)(A) and
(iii)(B)  of Section  5.02(f)  which  authorize  the  Trustee to deliver  payments  to a person  other than the Owner and  negotiate  a mandatory sale by the Trustee in the event the Owner holds such  Certificates  in violation of Section  5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class R  Certificates  will only be owned,  directly or  indirectly,  by an
Owner that is not a disqualified organization.

8.       The Owner’s Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the Class R  Certificates  held by the Owner and not to any other holder of the
Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10.      That no purpose  of the Owner  relating  to the  transfer  of any of the  Class R  Certificates  by the Owner is or will be to impede the assessment or collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  1.860E-1(c) and recent amendments  thereto,  effective as of July 19, 2002, and (ii) the preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R  Certificate that the Owner intends to pay taxes associated with holding such Class R  Certificate as they  become  due,  fully  understanding  that it may  incur tax  liabilities  in excess of any cash  flows  generated  by the  Class R
Certificate.

12.      That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United States,  (ii) a  corporation,  partnership or other entity treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized in, or under the laws of, the United
States,  any state thereof or the District of Columbia  (other than a  partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is described in Section  7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

14.      The Owner  hereby  agrees  that it will not  cause  income  from the  Class R  Certificates  to be  attributable  to a foreign permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another  United States taxpayer.

15.      The Owner  hereby  certifies,  represents  and  warrants  to, and  covenants  with the  Depositor,  the Trustee and the Master
Servicer that the following statements in (a) or (b) are accurate:

                  (a)      The  Certificates  are not being acquired by, and will not be transferred  to, any employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement  Income  Security Act of
     1974,  as amended  (“ERISA”),  or Section  4975 of the  Internal  Revenue Code of 1986,  as amended  (the  “Code”),  or any person
     (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using “plan assets” of any such plan to effect such acquisition (each of the foregoing, a “Plan Investor”); or

                  (b)      The Owner has  provided  the  Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of  Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in any  non-exempt prohibited  transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Trustee,  the Depositor,  or the Master Servicer to any obligation or liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing
     Agreement, which Opinion of Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the
Master  Servicer that the Owner will not transfer such  Certificates to any Plan Investor or person unless either such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority  of its
Board of Directors,  by its [Title of Officer] and its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ___________________________ day of __________________, 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                                                 ANNEX I TO EXHIBIT H-1

                                                      DEPARTMENT OF THE TREASURY

                                                       Internal Revenue Service

                                                        26 CFR Parts 1 and 602

                                                               [TD 9004]

                                                             RIN 1545-AW98

                                               Real Estate Mortgage Investment Conduits

                                           AGENCY: Internal Revenue Service (IRS), Treasury.

                                                      ACTION: Final regulations.

                                -----------------------------------------------------------------------

SUMMARY:  This document contains final regulations  relating to safe harbor transfers of noneconomic  residual interests in real estate mortgage  investment  conduits  (REMICs).  The final  regulations  provide  additional  limitations  on the  circumstances  under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

         The collection of information in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the
IRS to verify that a taxpayer is complying  with the conditions of this  regulation.  The collection of information is mandatory and is required.  Otherwise,  the taxpayer  will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely respondents are businesses and other for-profit institutions.

         Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn:  Desk Officer for the
Department of the Treasury,  Office of Information and Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue
Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary  for the proper  performance  of the  functions of the Internal  Revenue
              Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the  collection  of  information  may be minimized,  including  through the  application  of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency may not  conduct or sponsor,  and a person is not  required to respond to, a  collection  of  information  unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470  hours,  based on an  estimated  number of  respondents  of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of information  must be retained as long as their  contents may become  material in the administration of any internal revenue law. Generally,  tax returns and tax return information are confidential,  as required by 26
U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the proposed  amendments  to 26 CFR part 1 under  section 860E of the
Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic  REMIC residual interest  meeting the  investigation  and  representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of  noneconomic  REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a significant  purpose of the  transfer  is to enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment  or collection of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the  transferee  would be unwilling or unable to pay taxes due on its share of the REMIC’s  taxable  income.  Under a safe harbor,  the transferor of a REMIC noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1)
the transferor conducts a reasonable  investigation of the transferee’s  financial condition (the investigation  requirement);  and (2)
the  transferor  secures a  representation  from the  transferee  to the effect that the  transferee  understands  the tax  obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some transferors of noneconomic  residual  interests claim they satisfy the safe harbor even in situations  where the economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax associated with holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal  Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed to clarify the safe harbor by adding the  “formula  test,” an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax liabilities  associated  with  holding the residual  interest  does not exceed the sum of: (1) The present  value of any  consideration given to the transferee to acquire the interest;  (2) the present value of the expected future  distributions on the interest;  and (3)
the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

         The notice of proposed rulemaking also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed  regulations provides requirements  for transfers of FASIT  ownership  interests  and adopts a safe harbor by reference to the safe harbor  provisions of the
REMIC  regulations.  In January 2001, the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury  considered  comments on the proposed  regulations.  Under the alternative safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee generally  meets the  first  prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee’s  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset  test  fails to be  satisfied  in the case of a  transfer  or  assignment  of a noneconomic  residual  interest  to a foreign  branch of an  otherwise  eligible  transferee.  If such a transfer  or  assignment  were permitted,  a corporate  taxpayer  might seek to claim that the  provisions of an applicable  income tax treaty would  resource  excess inclusion  income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess  inclusion income,  contrary to the  congressional  purpose of  assuring  that such income  will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign branches have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment  or  collection  of
U.S.  tax on excess  inclusion  income.  Accordingly,  the  final  regulations  provide  that if a  noneconomic  residual  interest  is transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not  eligible for safe harbor treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer  may use to qualify for safe harbor  status  under the formula test.  Section  1.860E-1(c)(8)(i)  provides  that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b).  Some  commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration  taxpayers subject to the alternative  minimum tax rate. In light of the comments received,  this provision has been amended in the final  regulations to allow certain  transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the  present  values in the formula  test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).  This is a change from the proposed regulation and Rev. Proc.  2001-12.  In those  publications  the provision  stated that “present  values are computed using a discount rate equal to the applicable  Federal rate prescribed in section  1274(d)  compounded  semiannually”  and that “[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an  unrelated  third  party.” The IRS and the Treasury  Department  have learned  that,  based on this  provision, certain taxpayers have been attempting to use unrealistically  low or zero interest rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations  that permits a transferee to use a lower discount rate, if the transferee can demonstrate  that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal  short-term  rate has been  substituted for the applicable
Federal rate. To simplify taxpayers’  computations,  the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a  corresponding  period of  compounding.  With the exception of the  provisions  relating to transfers to foreign  branches,  these changes  generally have the proposed  applicability  date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation and Rev. Proc.  2001-12 for transfers  occurring before
August 19, 2002.

         It is  anticipated  that when final  regulations  are  adopted  with  respect  to FASITs,  Sec.  1.860H-6(g)  of the  proposed regulations will be adopted in substantially  its present form, with the result that the final  regulations  contained in this document will also govern  transfers  of FASIT  ownership  interests  with  substantially  the same  applicability  date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic  residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

         It is hereby  certified that these  regulations will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely  that a substantial  number of small  entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this Treasury  decision is not a significant  regulatory  action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and 553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The  principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel  from the IRS and  Treasury
Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                                            EXHIBIT H-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                                                                                   ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Structured Finance/RASC, Series 2006-EMX7

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX7

Ladies and Gentlemen:

         This  letter  is  delivered  to  you  in  connection  with  the  transfer  by   ________________________   (the  “Seller”)  to
______________________  (the “Purchaser”) of $___________ Initial Certificate Principal Balance of Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2006-EMX7,  Class R (the  “Certificates”),  pursuant to Section 5.02 of the Pooling and Servicing  Agreement (the
“Pooling and Servicing  Agreement”),  dated as of August 1, 2006 among  Residential  Asset  Securities  Corporation,  as depositor (the
“Depositor”),  Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee (the “Trustee”). All terms used herein and not  otherwise  defined  shall have the meanings  set forth in the Pooling and  Servicing  Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered to the Trustee and the Master  Servicer a transfer  affidavit and agreement  in the form  attached to the Pooling and  Servicing  Agreement  as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the  Purchaser  has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the
Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R
Certificate  may not be respected  for United  States  income tax purposes  (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The  Seller  has no  actual  knowledge  that the  proposed  Transferee  is not both a United  States  Person  and a  Permitted
Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                              EXHIBIT I

                                                FORM OF INVESTOR REPRESENTATION LETTER

                                                                                                                   ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX7

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-EMX7

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-EMX7, Class [SB] [R]

Ladies and Gentlemen:

         _________________________   (the   “Purchaser”)   intends  to  purchase  from   ___________________________   (the   “Seller”)
$_____________  Initial  Certificate  Principal  Balance  of  Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2006-EMX7,  Class [SB]  [R-[__]]  (the  “Certificates”),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  “Pooling and
Servicing  Agreement”),  dated as of August 1, 2006 among Residential  Asset Securities  Corporation,  as depositor (the  “Depositor”),
Residential  Funding  Corporation,  as master servicer (the “;Master  Servicer”;),  and U.S. Bank National  Association,  as trustee (the
“Trustee”).  All terms  used  herein  and not  otherwise  defined  shall  have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master
Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not been and will  not be  registered  or  qualified  under  the
                  Securities Act of 1933, as amended (the “Act”) or any state  securities  law, (b) the Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to  the  provisions  of the  Act  or any  state  securities  law,  or if an  exemption  from  such  registration  and qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is  capable  of  evaluating  the merits and risks of  investment  in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an “accredited  investor” within the meaning of Rule 501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private  Placement  Memorandum, dated ___________________,  20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and
                  [b] [c] such other  information  concerning  the  Certificates,  the  Mortgage  Loans and the  Depositor  as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the  Purchaser’s  decision to purchase the  Certificates.  The  Purchaser has had any  questions  arising from such review  answered by the Depositor or the
                  Seller to the satisfaction of the Purchaser.  [If the Purchaser did not purchase the Certificates  from the Seller in connection with the initial  distribution of the Certificates  and was provided with a copy of the Private  Placement
                  Memorandum  (the  “Memorandum”)  relating to the  original  sale (the  “Original  Sale”) of the  Certificates  by the
                  Depositor,  the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor  solely for use in connection  with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the  Certificates  by the  Purchaser  from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage,  liability,  claim or expense arising out of, resulting from or in connection with (a) error or omission,  or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b)  solicit  any offer to buy or to accept a pledge,  disposition  of other  transfer of any
                  Certificate,  any  interest in any  Certificate  or any other  similar  security  from any person in any manner,  (c)
                  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar security with any person in any manner, (d) make any general  solicitation by means of general advertising or in any other  manner or (e) take any other  action,  that (as to any of (a) through  (e) above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the disposition of any Certificate a violation of
                  Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master
                  Servicer that the following statements in (a) or (b) are correct:

                                    (a)     The Purchaser is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions  of the Employee  Retirement  Income  Security  Act of 1974,  as amended
                           (“ERISA”),  or Section 4975 of the Internal  Revenue Code of 1986,  as amended (the  “Code”),  or any person
                           (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using “plan assets” of any such plan to effect such acquisition  (each of the foregoing, a “Plan Investor”); or

                                    (b)     the  Purchaser  has provided the Trustee,  the  Depositor  and the Master  Servicer with an
                           Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master  Servicer  to the effect  that the  purchase  or holding of  Certificates  is  permissible  under applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of
                           ERISA or Section 4975 of the Code (or  comparable  provisions of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the
                           Pooling and  Servicing  Agreement,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the
                           Depositor or the Master Servicer.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the  Purchaser  will not transfer  such  Certificates  to any Plan Investor or person unless either such Plan
Investor or person meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                               ____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT J

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                                                   ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX7

Attention: Residential Funding Corporation Series 2006-EMX7

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2006-EMX7, Class [SB] [R]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the “Seller”) to __________  (the  “Purchaser”)  of $__________  Initial
Certificate Principal Balance of Home Equity Mortgage Asset- Backed Pass-Through  Certificates,  Series 2006-EMX7,  Class [SB] [R-[__]]
(the  “Certificates”),  issued  pursuant to the Pooling and Servicing  Agreement (the “Pooling and Servicing  Agreement”),  dated as of
August 1, 2006 among Residential Asset Securities  Corporation,  as depositor (the “Depositor”),  Residential Funding  Corporation,  as
master  servicer,  and U.S.  Bank  National  Association,  as trustee (the  “Trustee”).  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or  otherwise transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or  negotiated  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) has made any general solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any other  action,  that (as to any of (a)
through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933 (the “Act”),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any Certificate.  The Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                              Very truly yours,

                                                               ____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT K

                                              TEXT OF AMENDMENT TO POOLING AND SERVICING
                                             AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                           LIMITED GUARANTY

                                                             ARTICLE XIII

                                        Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty.  (a) Subject to subsection (c) below,  prior to the later of the third  Business  Day prior to each  Distribution  Date or the  related  Determination  Date,  the  Master  Servicer  shall determine  whether it or any Subservicer will be entitled to any  reimbursement  pursuant to Section 3.10 on such Distribution Date for
Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or
Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed pursuant to Section 3.10, to the extent such Advances or Subservicer  Advances have not been  included in the amount of the Realized  Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class SB
Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third  Business Day prior to each  Distribution
Date or the related  Determination  Date, the Master  Servicer shall  determine  whether any Realized Losses (other than Excess Special
Hazard Losses,  Excess Bankruptcy Losses,  Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such  Distribution  Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such  Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant  to  Section  4.02;  provided,  however,  that the  amount of such  demand in  respect of any
Distribution  Date shall in no event be greater than the sum of (i) the  additional amount of Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such  Distribution Date had such Realized Loss or Losses not occurred plus (ii)
the amount of the reduction in the Certificate  Principal  Balances of the Class SB  Certificates on such Distribution Date due to such
Realized  Loss  or  Losses.  Notwithstanding  such  payment,  such  Realized  Losses  shall  be  deemed  to  have  been  borne  by  the
Certificateholders  for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c)      Demands for  payments  pursuant to this Section  shall be made prior to the later of the third  Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.
The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date (the “Amount
Available”)  shall be equal to the lesser of (X) ________  minus the sum of (i) all previous  payments made under  subsections  (a) and
(b) hereof and (ii) all draws  under the Limited  Guaranty  made in lieu of such  payments as  described  below in  subsection  (d) and
(Y) the then  outstanding  Certificate  Principal  Balances of the Class SB  Certificates,  or such lower amount as may be  established pursuant to Section 13.02.  Residential  Funding’s  obligations as described in this Section are referred to herein as the “Subordinate
Certificate Loss Obligation.”

                  (d)      The Trustee will  promptly  notify  General  Motors  Acceptance  Corporation  of any failure of  Residential
Funding to make any payments  hereunder and shall demand payment  pursuant to the limited guaranty (the “Limited  Guaranty”),  executed by General Motors Acceptance  Corporation,  of Residential Funding’s obligation to make payments pursuant to this Section, in an amount equal to the  lesser of (i) the  Amount  Available  and (ii) such  required  payments,  by  delivering  to  General  Motors  Acceptance
Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the  Distribution  Date for such month, with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant  to this  Section or amounts  paid under the  Limited
Guaranty shall be deposited  directly in the  Certificate  Account,  for  distribution on the  Distribution  Date for such month to the
Class SB Certificateholders.

                  (f)      The  Depositor  shall have the  option,  in its sole  discretion,  to  substitute  for either or both of the
Limited  Guaranty  or the  Subordinate  Certificate  Loss  Obligation  another  instrument  in the  form of a  corporate  guaranty,  an irrevocable  letter of credit,  a surety  bond,  insurance  policy or  similar  instrument  or a reserve  fund;  provided  that (i) the
Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor was  substituted for the Master Servicer solely for the purposes of such  provision)  an Opinion of Counsel  (which need not be an opinion of  independent  counsel) to the effect that obtaining such substitute  corporate  guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  “prohibited  transactions”  under  Section  860(F)(a)(1)  of the Code or on  “contributions  after the startup  date” under
Section  860(G)(d)(1)  of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is
for an initial  amount not less than the then current  Amount  Available  and  contains  provisions  that are in all material  respects equivalent  to the original  Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements  or other  obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if not supported by the Limited  Guaranty)
shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors  Acceptance  Corporation as of the date of  issuance  of the  Limited  Guaranty  and (b) the rating of the long term debt  obligations  of General  Motors  Acceptance
Corporation at the date of such  substitution  and (C) if the Class SB  Certificates  have been rated,  the Depositor  obtains  written confirmation  from each Rating  Agency that rated the Class SB  Certificates  at the request of the  Depositor  that such  substitution shall not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating  assigned to the  Class SB
Certificates  by such Rating  Agency and (b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency.  Any replacement  of the Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  pursuant to this Section shall be accompanied by a written  Opinion of Counsel to the  substitute  guarantor  or obligor,  addressed to the Master  Servicer  and the  Trustee,  that such substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer  and the Trustee  shall  reasonably  request.
Neither the  Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute  for or replace the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

                  Section  13.02.  Amendments  Relating to the  Limited  Guaranty.  Notwithstanding  Sections  11.01 or 13.01:  (i) the
provisions of this Article XIII may be amended,  superseded  or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss
Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Depositor and Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as  applicable;  provided  that the Depositor  shall also obtain a letter from each
Rating  Agency that rated the  Class SB  Certificates  at the request of the  Depositor to the effect that such  amendment,  reduction, deletion  or  cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating assigned to the Class SB  Certificates by such Rating Agency and (b) the original rating assigned to the Class SB  Certificates by such
Rating  Agency,  unless (A) the Holder of 100% of the Class SB  Certificates  is  Residential  Funding or an  Affiliate of  Residential
Funding, or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision),  in the case of a material amendment or supersession (but not a reduction,  cancellation or deletion of the Limited Guaranty or the Subordinate  Certificate Loss Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect that any such amendment or supersession  will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation,  any federal tax imposed on “prohibited  transactions” under Section 860F(a)(1) of the
Code or on  “contributions  after the startup date” under Section  860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a
REMIC at any time that any  Certificate is outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                                                                                              EXHIBIT L

                                                       FORM OF LIMITED GUARANTY
                                               RESIDENTIAL ASSET SECURITIES CORPORATION

                                      Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                                           Series 2006-EMX7

                                                                                                                       __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX7

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  (“Residential Funding”), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation (“GMAC”),  plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing  Agreement dated as of August 1, 2006 (the “Servicing  Agreement”),  among Residential
Asset Securities  Corporation (the “Depositor”),  Residential Funding and U.S. Bank National  Association (the “Trustee”) as amended by
Amendment No. ___ thereto,  dated as of ________,  with respect to the Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2006-EMX7 (the “Certificates”); and

                  WHEREAS,  pursuant to Section 13.01 of the Servicing  Agreement,  Residential  Funding agrees to make payments to the
Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances  with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW THEREFORE,  in consideration of the premises herein contained and certain other good and valuable  consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.       Provision of Funds.  (a) GMAC agrees to contribute and deposit in the  Certificate  Account on behalf of  Residential  Funding
(or otherwise provide to Residential  Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its
Subordinate  Certificate  Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance with Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in  Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting  Residential Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential  Funding or any other person or by any other fact
or  circumstance.   Notwithstanding  the  foregoing,  GMAC’s  obligations  under  clause  (a)  shall  terminate  upon  the  earlier  of
(x) substitution  for this Limited  Guaranty  pursuant to Section  13.01(f) of the Servicing  Agreement,  or (y) the termination of the
Trust Fund pursuant to the Servicing Agreement.

2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding,  the  Trustee or any other  person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation, those of action or non-action on the part of Residential Funding or the Trustee.

3.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written agreement of GMAC and the Trustee and only if such  modification,  amendment or  termination  is permitted  under  Section 13.02 of the
Servicing  Agreement.  The  obligations  of GMAC  under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the
Servicing  Agreement  is not  modified or amended in any way that might  affect the  obligations  of GMAC under this  Limited  Guaranty without the prior written consent of GMAC.

4.       Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty  shall be delivered to the Trustee in connection with the execution of Amendment No. __ to the Servicing  Agreement and GMAC hereby  authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning  given them in the  Servicing
Agreement.

8.       Counterparts.  This  Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                                              EXHIBIT M

                                     FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                                       __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX7

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-EMX7 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in  connection  with the  assignment  by U.S Bank  National  Association  (the  “Trustee”)  to
_______________________  (the  “Lender”)  of  _______________  (the  “Mortgage  Loan”)  pursuant to Section  3.13(d) of the Pooling and
Servicing  Agreement  (the  “Pooling  and  Servicing  Agreement”),  dated as of August  1,  2006  among  Residential  Asset  Securities
Corporation,  as depositor (the “Depositor”),  Residential Funding  Corporation,  as master servicer,  and the Trustee.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The Lender  hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or  facilitate  a refinancing under, the laws of such jurisdiction;

(iii)    the  substance  of the  assignment  is,  and is  intended  to be,  a  refinancing  of such  Mortgage  Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT N

                                              FORM OF RULE 144A INVESTMENT REPRESENTATION

                                        Description of Rule 144A Securities, including numbers:
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________

                  The undersigned seller, as registered holder (the “Seller”),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the “Buyer”).

1.       In  connection  with such transfer and in  accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the  Seller  hereby  certifies  the  following  facts:  Neither  the Seller  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the
Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933,  as amended (the “1933 Act”),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another  “qualified  institutional  buyer” as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and  Servicing  Agreement  (the  “Agreement”),  dated as of August 1, 2006 among  Residential  Funding  Corporation,  as master servicer (the “Master  Servicer”),  Residential Asset Securities  Corporation,  as
depositor (the “Depositor”),  and U.S. Bank National Association,  as trustee (the “Trustee”) warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been  registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having such  knowledge and experience in financial  and  business  matters  that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
         Securities.

c.       The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
         144A  Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
         Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation of
         Section  5 of the 1933 Act or  require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  “qualified  institutional  buyer” as that term is defined  in Rule 144A  under the 1933 Act and has  completed either of the forms of  certification  to that  effect  attached  hereto as Annex I or Annex II.  The Buyer is aware  that the sale to it is being made in reliance on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed  to be a  qualified  institutional  buyer that  purchases  for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.       The Buyer of Class SB Certificates or Class R Certificates

a.       is not an employee  benefit plan or other plan or  arrangement  subject to the prohibited  transaction  provisions of ERISA or
         Section  4975 of the Code,  or any person  (including  an insurance  company  investing  its general  account,  an  investment manager,  a named  fiduciary  or a  trustee  of any such  plan) who is using  “plan  assets”  of any such plan to effect  such acquisition; or

b.       has provided the Trustee,  the Depositor and the Master Servicer with the Opinion of Counsel  described in Section  5.02(e)(i)
         of the Agreement,  which shall be acceptable to and in form and substance satisfactory to the Trustee, the Depositor,  and the
         Master Servicer to the effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not constitute  or result in any  non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor, or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Depositor or the
         Master Servicer.

4.       This document may be executed in one or more counterparts and by the different parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;  such  counterparts,  together,  shall  constitute  one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                                                   ANNEX I TO EXHIBIT N

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

1._______As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

2.       In connection  with  purchases by the Buyer,  the Buyer is a “qualified  institutional  buyer” as that term is defined in Rule
144A  under  the  Securities  Act of 1933  (“Rule  144A”)  because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis
$______________________  in securities (except for the excluded  securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

         ___      Corporation,  etc.  The  Buyer  is a  corporation  (other  than a bank,  savings  and  loan  association  or  similar institution),  placeStateMassachusetts  or similar business trust, partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank. The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

         ___      Savings and Loan. The Buyer (a) is a savings and loan association,  building and loan association,  cooperative bank, homestead  association  or similar  institution,  which is  supervised  and examined by a State or Federal  authority having supervision over any such institutions or is a foreign savings and loan association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___      Insurance Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established and maintained by a State, its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         ___      SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S.  Small Business  Administration  under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the
                  Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and  whose  participants  are exclusively  (a)  plans  established  and  maintained  by a State,  its  political  subdivisions,  or any  agency  or instrumentality  of the State or its  political  subdivisions,  for the  benefit of its  employees,  or (b)  employee benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a
                  trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  “securities”  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer,  (ii)
securities that are part of an unsold  allotment to or  subscription  by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.       For purposes of determining the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer, the Buyer  used the cost of such  securities  to the Buyer and did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of such  subsidiaries  are managed  under the Buyer’s  direction.
However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer’s own account?
6.       If the answer to the foregoing  question is “no”,  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified  institutional  buyer”  within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase  securities for a third party unless the Buyer has obtained a current  representation letter  from  such  third  party or taken  other  appropriate  steps  contemplated  by Rule 144A to  conclude  that  such  third  party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which  this  certification  is made of any  changes  in the  information  and conclusions  herein.  Until such notice is given,  the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     _____________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                                                  ANNEX II TO EXHIBIT N

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President of the Buyer or, if
the Buyer is a “qualified  institutional  buyer” as that term is defined in Rule 144A under the  Securities  Act of 1933 (“Rule  144A”)
because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.       In connection  with  purchases by Buyer,  the Buyer is a “qualified  institutional  buyer” as defined in SEC Rule 144A because
(i) the Buyer is an investment  company  registered  under the  Investment  Company Act of 1940,  and (ii) as marked  below,  the Buyer alone, or the Buyer’s Family of Investment  Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the  Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____     The Buyer is part of a Family of  Investment  Companies  which owned in the aggregate  $______________  in securities
                  (other than the excluded  securities  referred to below) as of the end of the Buyer’s  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

10.      The term  “Family of  Investment  Companies”  as used herein  means two or more  registered  investment  companies  (or series thereof)  that have the same  investment  adviser  or  investment  advisers  that are  affiliated  (by virtue of being  majority  owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.      The term  “securities”  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer or are part of the Buyer’s Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan  participations,
(iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency,  interest rate and commodity swaps.

12.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which  this  certification  is made are relying and will  continue  to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

13.      The  undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such  notice,  the  Buyer’s  purchase of Rule 144A  Securities  will  constitute  a  reaffirmation  of this certification by the undersigned as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                                              EXHIBIT O

                                                              [RESERVED]

                                                                                                                              EXHIBIT P

                                                  FORM OF ERISA REPRESENTATION LETTER

                                                                                                                       __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX7

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2006-EMX7, Class SB

Ladies and Gentlemen:

         [____________________________________]  (the  “Purchaser”)  intends to  purchase  from  [______________________________]  (the
“Seller”) $[____________] Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed Pass-Through Certificates,  Series
2006-EMX7,  Class ____  (the  “Certificates”),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  “Pooling and Servicing
Agreement”;),  dated as of  August  1, 2006  among  Residential  Asset  Securities  Corporation,  as the  depositor  (the  “Depositor”),
Residential  Funding  Corporation,  as master  servicer (the “Master  Servicer”)  and U.S. Bank National  Association,  as trustee (the
“Trustee”).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing  Agreement.
The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the Master Servicer that:

                  (a)      The  Purchaser  is not an  employee  benefit  plan or other plan or  arrangement  subject to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended (“ERISA”),  or Section 4975 of the
         Internal Revenue Code of 1986, as amended (the “Code”),  or any person  (including an insurance  company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using “plan assets” of any such plan to effect such acquisition (each of the foregoing, a “Plan Investor”); or

                  (b)      The  Purchaser has provided the Trustee,  the Depositor and the Master  Servicer with the Opinion of Counsel described in Section 5.02(e)(i) of the Agreement,  which shall be acceptable to and in form and substance  satisfactory to the
         Trustee,  the  Depositor and the Master  Servicer to the effect that the purchase or holding of  Certificates  is  permissible under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or
         Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the
         Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section
         4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which Opinion of Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person unless such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                              EXHIBIT Q

                                                              [RESERVED]

                                                                                                                              EXHIBIT R

                                                         ASSIGNMENT AGREEMENT

                                                      [ON FILE WITH THE TRUSTEE]

                                                                                                                              EXHIBIT S

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as
“;Applicable Servicing Criteria”;:

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-------------------- --------------------------------------------------------------------- ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, “;federally insured depository institution”; with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer’s investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

                                                                                                                            EXHIBIT T-1

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed  the  annual  report  on Form  10-K for the  fiscal  year  [____],  and all  reports  on Form 8-K  containing distribution  or servicing  reports filed in respect of periods  included in the year covered by that annual report,  of the trust (the
“Trust”) created pursuant to the Pooling and Servicing  Agreement dated as of August 1, 2006 (the “P&S  Agreement”)  among  Residential
Asset  Securities  Corporation  (the  “Depositor”),  Residential  Funding  Corporation  (the “Master  Servicer”) and U.S. Bank National
Association (the “Trustee”);

2.       Based on my  knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my knowledge,  the servicing  information required to be provided to the Trustee by the Master Servicer under the P&S
Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the  activities  performed by the Master  Servicer  under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required under the P&S  Agreement,  and,  except as disclosed in the reports,  the Master
Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master  Servicer’s  compliance with the minimum  servicing standards  based upon the report  provided by an  independent  public  accountant,  after  conducting a review in  compliance  with the
Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                                            EXHIBIT T-2

                                        FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the “Trustee”) certifies that:

1.       The Trustee has  performed  all of the duties  specifically  required to be performed by it pursuant to the  provisions of the
         Pooling and  Servicing  Agreement  dated as of August 1, 2006 (the  “Agreement”)  by and among  Residential  Asset  Securities
         Corporation,  as depositor,  Residential  Funding  Corporation,  as master  servicer,  and the Trustee in accordance  with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)(I)  of the  Agreement is accurate as of the last day of the
         20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                                              EXHIBIT U

        INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan